                  Deutsche Bank Securities CHO Model
                        Price / Yield Report

Bond Id           COMM 99-1 Al
Bond Name         :Al (AAA/Aaa2 31.0%)
Original Balance  :181,453,000.00            Current Balance    : 181,453,000.00
Original Coupon   :6.145000%                 Current Coupon     : 6.145000%
Deal Description  :COMM 99-1 (RED) TO CALL
Orig. Cutoff Date :3/1/99                    Dated Date         : 3/1/99

Settlement Date   :3/16/99                   First Payment Date : 4/15/99
Prepay Method     :CPR
Scenario          :Lockout YM only

Market Levels     :TSY03M    TSY06M    TSY01Y   TSY02Y    TSY05Y    TSY10Y    TSY30Y      1YRT     1MOT
                  :4.6800    4.6800    4.6800    4.8810    5.0330   5.0970    5.4280    5.4900    5.9648

Report Generated  :Tue Feb 23 14:31:38 1999

                   0.0

  99.499000      6.289
  99.624000      6.258
  99.749000      6.227
  99.874000      6.196
  99.999000      6.166
 100.124000      6.135
 100.249000      6.104
 100.374000      6.074
 100.499000      6.043
 100.624000      6.013
 100.749000      5.982
 100.874000      5.952
 100.999000      5.921
 101.124000      5.891
 101.249000      5.861
 101.374000      5.831
 101.499000      5.801

Ave Life         5.002
Ave Cashflow     4.568
Mod Dur          4.065
Window        4/99-2/08
Sprd/Avl      101.0/av
Sprd/AvCf     103.2/av
Sprd/Tsy      101.0/5.0
Bond Loss         0.00
Coll Loss         0.00

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material") , is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such material. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. The material does not include all relevant information relating to the Securities described therein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary, supersedes any information previously provided, and it is anticipated that it will change further. Any information contained herein will be more fully described in and will be fully superseded by the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities, or perform for or solicit investment banking services from, any company mentioned herein.

                 Deutsche Bank Securities CMO Model
                        Price / Yield Report

Bond Id           : COMM 99-1 A2
Bond Name         : A2 (AAA/Aaa2 31.0%)
Original Balance  : 723,242,000.00          Current Balance     : 723,242,000.00
Original Coupon   : 6.455000%               Current Coupon      : 6.455000%
Deal Description  : COMM 99-1 (RED) TO CALL
Orig. Cutoff Date : 3/1/99                   Dated Date         : 3/1/99
Settlement Date   : 3/16/99                  First Payment Date : 4/15/99
Prepay Method     : CPR
Scenario          : Lockout YM only

Market Levels       TSY03M    TSY06M     TSY01Y     TSY02Y     TSY05Y     TSY10Y     TSY30Y      1YRT       1MOT
                  : 4.6800     4.6800     4.6800     4.8810     5.0330    5.0970     5.4280     5.4900     5.9648

Report Generated  : Tue Feb 23 14:31:38 1999


                    0.0

 100.493500      6.433
 100.618500      6.415
 100.743500      6.396
 100.868500      6.378
 100.993500      6.360
 101.118500      6.342
 101.243500      6.324
 101.368500      6.305
 101.493500      6.287
 101.618500      6.269
 101.743500      6.251
 101.868500      6.233
 101.993500      6.215
 102.118500      6.197
 102.243500      6.179
 102.368500      6.162
 102.493500      6.144

Ave Life         9.247
Ave Cashflow     7.534
Mod Dur          6.795
Window       2/08-9/08
Sprd/Avl     120.0/av
Sprd/AvCf    122.2/av
Sprd/Tsy     120.3/9.O
Bond Loss         0.00
Coll Loss         0.00

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material") , is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such material. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. The material does not include all relevant information relating to the Securities described therein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary, supersedes any information previously provided, and it is anticipated that it will change further. Any information contained herein will be more fully described in and will be fully superseded by the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities, or perform for or solicit investment banking services from, any company mentioned herein.

                  Deutsche Bank Securities CHO Model
                        Price / Yield Report

Bond Id             : COMM 99-1 A3
Bond Name           : B (AA/Aa2 26.25%)
Original Balance    : 62,280,000.00                            Current Balance    : 62,280,000.00
Original Coupon     : 6.552000%                                Current Coupon     : 6.552000%
Deal Description    : COMM 99-1 (RED) TO CALL
Orig. Cutoff Date   : 3/1/99                                   Dated Date         : 3/1/99
Settlement Date     : 3/16/99                                  First Payment Date : 4/15/99
Prepay Method       : CPR
Scenario            : Lockout YM Only

Market Levels       : TSY03M     TSY06M    TSY01Y     TSY02Y     TSY05Y     TSY10Y     TSY30Y      1YRT       1MOT
                    : 4.6800     4.6800     4.6800     4.8810     5.0330    5.0970     5.4280     5.4900     5.9648

Report Generated    : Tue Feb 23 14:31:39 1999

                    0.0

 100.494OOO      6.534
 100.619000      6.516
 100.744000      6.498
 100.869000      6.480
 100.994000      6.462
 101.119000      6.445
 101.244000      6.427
 101.369000      6.409
 101.494000      6.391
 101.619000      6.374
 101.744000      6.356
 101.869000      6.338
 101.994000      6.321
 102.119000      6.303
 102.244000      6.285
 102.369000      6.268
 102.494000      6.250

Ave Life         9.554
Ave Cashflow     7.730
Mod Dur          6.928
Window      9/08-10/08
Sprd/Avl      130.0/av
Sprd/AvCf     132.3/av
Sprd/Tsy     130.1/9.5
Bond Loss         0.00
Coll Loss          0-0

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such material. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. The material does not include all relevant information relating to the Securities described therein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary, supersedes any information previously provided, and it is anticipated that it will change further. Any information contained herein will be more fully described in and will be fully superseded by the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities, or perform for or solicit investment banking services from, any company mentioned herein.

                 Deutsche Bank Securities CMO Model
                        Price / Yield Report

Bond Id             : COMM 99-1 A4
Bond Name           : C (AA/Aa3 24.50%)
Original Balance    : 22,945,000.00           Current Balance    : 22,945,000.00
Original Coupon     : 6.612000%               Current Coupon     : 6.612000%
Deal Description    : COMM 99-1 (RED) TO CALL
Orig. Cutoff Date   : 3/1/99                  Dated Date         : 3/1/99
Settlement Date     : 3/16/99                 First Payment Date : 4/15/99
Prepay Method       : CPR
Scenario            : Lockout YM only
                    :

Market Levels       : TSY03M     TSY06M    TSY01Y     TSY02Y     TSY05Y     TSY10Y     TSY30Y      1YRT        1MOT
                    : 4.6800     4.6800     4.6800     4.8810     5.0330    5.0970     5.4280     5.4900     5.9648

Report Generated    : Tue Feb 23 14:31:39 1999

                    0.0

 100.499600    6.594
 100.624600    6.577
 100.749600    6.559
 100.874600    6.541
 100.999600    6.523
 101.124600    6.505
 101.249600    6.487
 101.374600    6.469
 101.499600    6.452
 101.624600    6.434
 101.749600    6.416
 101.874600    6.399
 101.999600    6.381
 102.124600    6.363
 102.249600    6.346
 102.374600    6.328
 102.499600    6.311

Ave Life       9.581
Ave Cashflow   7.738
Mod Dur        6.923
Window   10/08-10/08
Sprd/Avl    136.0/av
Sprd/AvCf   138.4/av
Sprd/Tsy   136.1/9.5
Bond Loss       0.00
Coll Loss       0.00

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such material. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. The material does not include all relevant information relating to the Securities described therein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary, supersedes any information previously provided, and it is anticipated that it will change further. Any information contained herein will be more fully described in and will be fully superseded by the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities, or perform for or solicit investment banking services from, any company mentioned herein.

                 Deutsche Bank Securities CMO Model
                        Price / Yield Report

Bond Id           : COMM 99-1 A5
Bond Name         : D (A/A2 19.75%)
Original Balance  : 62,280,000.00             Current Balance    : 62,280,000.00
Original Coupon   : 6.701000%                 Current Coupon     : 6.701000%
Deal Description  : COMM 99-1 (RED) TO CALL
Orig. Cutoff Date : 3/1/99                    Dated Date         : 3/1/99
Settlement Date   : 3/16/99                   First Payment Date : 4/15/99
Prepay Method     : CPR
Scenario          : Lockout YM only

Market Levels     : TSY03M     TSY06M     TSY01Y    TSY02Y     TSY05Y     TSY1OY     TSY30Y     1YRT       1MOT
                  : 4.6800     4.6800     4.6600    4.8810     5.0330     5.0970     5.4280    5.4900     5.9648

Report Generated  : Tue 23 14:31:39 1999



                  0.0

 100.499200      6.685
 100.624200      6.667
 100.749200      6.649
 100.874200      6.631
 100.999200      6.613
 101.124200      6.595
 101.249200      6.577
 101.374200      6.559
 101.499200      6.542
 101.624200      6.524
 101.749200      6.506
 101.874200      6.488
 101.999200      6.471
 102.124200      6.453
 102.249200      6.435
 102.374200      6.418
 102.499200      6.400

Ave Life         9.581
Ave Cashflow     7.723
Mod Dur          6.894
Window     10/08-10/08
Sprd/Avl      145.0/av
Sprd/AvCf     147.4/av
Sprd/Tsy     145.1/9.5
Bond Loss         0.00
Coll Loss         0.00


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such material. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. The material does not include all relevant information relating to the Securities described therein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary, supersedes any information previously provided, and it is anticipated that it will change further. Any information contained herein will be more fully described in and will be fully superseded by the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities, or perform for or solicit investment banking services from, any company mentioned herein.

                 Deutsche Bank Securities CMO Model
                        Price / Yield Report

Bond Id           : COMM 99-1 A6
Bond Type         : WAC
Bond Name         : E (BBB/Baa2 13.5%)
Original Balance  : 81,947,000.00             Current Balance    : 81,947,000.00
Original Coupon   : 7.238795%                 Current Coupon     : 7.238795%
Deal Description  : COMM 99-1 (RED) TO CALL
Orig. Cutoff Date : 3/1/99                    Dated Date         : 3/1/99
Settlement Date   : 3/16/99                   First Payment Date : 4/15/99
Prepay Method     : CPR
Scenario          : Lockout YM only

Market Levels     : TSY03M TSY06M  TSY01Y  TSY02Y  TSY05Y TSY10Y  TSY30Y   1YRT   1MOT
                  : 4.6800  4.6800 4.6800  4.8810  5.0330 5.0970  5.4280  5.4900  5.9648

Report Generated  : Tue Feb 23 14:31:39 1999

                    0.0

  97.576200      7.594
  97.701200      7.575
  97.826200      7.556
  97.951200      7.537
  98.076200      7.517
  98.201200      7.498
  98.326200      7.479
  98.451200      7.461
  98.576200      7.442
  98.701200      7.423
  98.826200
  98.951200      7.385
  99.076200      7.366
  99.201200      7.348
  99.326200      7.329
  99.451200      7.310
  99.576200      7.291

Ave Life         9.581
Ave Cashflow     7.647
Mod Dur          6.690
Window     10/08-10/08
Sprd/Avl      235.0/av
Sprd/AvCf     237.5/av
Sprd/TSY     235.1/9.5
Bond Loss         0.00
Coll Loss         0.00


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such material. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. The material does not include all relevant information relating to the Securities described therein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary, supersedes any information previously provided, and it is anticipated that it will change further. Any information contained herein will be more fully described in and will be fully superseded by the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities, or perform for or solicit investment banking services from, any company mentioned herein.

                 DEUTSCHE BANK SECURITIES CMO MODEL
                        PRICE / YIELD Report

Bond Id           : COMM 99-1 A7
Bond Type         : WAC
Bond Name         : F (BBB-/Baa3 12.00%)
Original Balance  : 19,668,000.00             Current Balance    : 19,668,000.00
Original Coupon   : 7.238795%                 Current Coupon     : 7.238795%
Deal Description  : COMM 99-1 (RED) TO CALL
Orig. Cutoff Date : 3/1/99                    Dated Date         : 3/1/99
Settlement Date   : 3/16/99                   First Payment Date : 4115/99
Prepay Method     : CPR
Scenario          : Lockout YM only

Market Levels     : TSY03M  TSY06M  TSY01Y TSY02Y  TSY05Y  TSY10Y  TSY30Y   1YRT    1MOT
                  : 4.6800  4.6800  4.6800 4.8810  5.0330  5.0970  5.4280 5.4900  5.9648

Report Generated  : Tue Feb 23 14:31:39 1999

                  0.0

  90.334300      8.760
  90.459300      8.739
  90.584300      8.717
  90.709300      8.696
  90.834300      8.675
  90.959300      8.654
  91.084300      8.633
  91.209300      8.613
  91.334300      8.592
  91.459300      8.571
  91.584300      8.550
  91.709300      8.529
  91.834300      8.508
  91.959300      8.488
  92.084300      8.467
  92.209300      8.446
  92.334300      8.426

Ave Life         9.581
Ave Cashflow     7.647
Mod Dur          6.538
Window     10/08-10/08
Sprd/Avl      350.0/av
Sprd/AvCf     352.5/av
Sprd/Tsy     350.1/9.5
Bond Loss         0.00
Coll Loss         0.00


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such material. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. The material does not include all relevant information relating to the Securities described therein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary, supersedes any information previously provided, and it is anticipated that it will change further. Any information contained herein will be more fully described in and will be fully superseded by the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities, or perform for or solicit investment banking services from, any company mentioned herein.

                 DEUTSCHE BANK SECURITIES CMO Model
                        Price / Yield Report

Bond Id           : COMM 99-IX X
Bond Type         : WACIO
Bond Name         : X (AAA/AAA I0)
Original Balance  : 1,311,153,572.99       Current Balance    : 1,311,153,572.99
Original Coupon   : 0.844112 %             Current Coupon     : 0.844112 %
Deal Description  : COMM 99-1 (RED) TO CALL
Orig. Cutoff Date : 3/1/99                 Dated Date         : 3/1/99
Settlement Date   : 3/16/99                First Payment Date : 4/15/99
Prepay Method     : CPR
Scenario          : Lockout YM only

Market Levels     : TSY03M  TSY06M TSY01Y  TSY02Y  TSY05Y  TSY10Y  TSY30Y    1YRT   1MOT
                  : 4.6800  4.6800  4.6800  4.8810  5.0330 5.0970  5.4280  5.4900  5.9648

Report Generated  Tue Feb 23 14:35:02 1999

                    0.0       100.0

   3.973000     12.776      12.512
   4.035500     12.334      12.066
   4.098000     11.903      11.631
   4.160500     11.482      11.207
   4.223000     11.072      10.793
   4.285500     10.670      10.389
   4.348000     10.279       9.994
   4.410500      9.896       9.607
   4.473000      9.521       9.230
   4.535500      9.155       8.860
   4.598000      8.796       8.498
   4.660500      8.445       8.144
   4.723000      8.101       7.798
   4.785500      7.765       7.458
   4.848000      7.435       7.125
   4.910500      7.112       6.799
   4.973000      6.794       6.479

Ave Life         8.801       8.637
Ave Cashflow     4.609       4.528
Mod Dur          3.743       3.711
Window        4/99-2/11  4/99-2/11
Sprd/Avl      443.9/av   415.0/av
Sprd/AvCf     450.8/av   422.0/av
Sprd/Tsy      443.7/9.0  415.2/8.5
Bond Loss         0.00        0.00
Coll Loss         0.00        0.00


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such material. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. The material does not include all relevant information relating to the Securities described therein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary, supersedes any information previously provided, and it is anticipated that it will change further. Any information contained herein will be more fully described in and will be fully superseded by the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities, or perform for or solicit investment banking services from, any company mentioned herein.

               Deutsche Bank Securities CMO Model
                      Price / Yield Report

Bond Id             : COMM 99-1 X
Bond Type           : WACIO
Bond Name           : X (AAA/AAA I0)
Original Balance    : 1,311,125,920,05    Current Balance    : 1,311,125,920.05
Original Coupon     : 0.933146 %          Current Coupon     : 0.933146 %
Deal Description    : COMM 99-1 (RED)
Orig. Cutoff Date   : 3/1/99              Dated Date         : 3/1/99
Settlement Date     : 3/16/99             First Payment Date : 4/15/99
Prepay method       : CPR
Scenario              Lockout YM only

Market Levels       : TSY03M     TSY06M     TSY01Y    TSY02Y     TSY05Y     TSY10Y     TSY30Y      1YRT       1MOT
                    : 4.6280     4.6280     4.6280    4.7730     4.7960     4.9100     5.3460    5.4900     5.9648

Report Generated    Wed Feb 17 18:44:15 1999

                    0.0          100.0           DEF2       DEF3            DEF4           DEF7           DEF8            S7D2
   4.436156     12.532         12.252         11.339     10.788          10.241          8.579           8.067         11.060
   4.498656     12.135         11.852         10.937     10.384           9.835          8.166           7.652         10.655
   4.561156     11.747         11.460         10.544      9.989           9.438          7.762           7.246         10.258
   4.623656     11.367         11.077         10.160      9.603           9.050          7.367           6.849          9.870
   4.686156     10.995         10.702          9.784      9.225           8.670          6.980           6.461          9.491
   4.748656     10.632         10.335          9.415      8.855           8.298          6.602           6.081          9.119
   4.811156     10.275          9.976          9.054      8.492           7.933          6.231           5.708          8.755
   4.873656      9.926          9.624          8.701      8.137           7.577          5.868           5.344          8.398
   4.936156      9.585          9.279          8.355      7.789           7.227          5.513           4.987          8.049
   4.998656      9.249          8.941          8.016      7.448           6.884          5.164           4.637          7.706
   5.061156      8.921          8.609          7.683      7.114           6.548          4.822           4.293          7.370
   5.123656      8.598          8.284          7.357      6.786           6.219          4.487           3.957          7.041
   5.186156      8.282          7.965          7.037      6.465           5.896          4.159           3.627          6.718
   5.248656      7.972          7.652          6.722      6.149           5.579          3.836           3.303          6.401
   5.311156      7.667          7.344          6.414      5.839           5.268          3.520           2.985          6.089
   5.373656      7.368          7.042          6.111      5.535           4.962          3.209           2.673          5.784
   5.436156      7.075          6.746          5.814      5.237           4.662          2.904           2.367          5.483

Ave Life         8.801          8.637          8.430      8.263           8.102          7.649           7.508          8.284
Ave Cashflow     4.571          4.486          4.392      4.319           4.246          4.019           3.957          4.309
Mod Dur          3.711          3.678          3.666      3.648           3.630          3.569           3.553          3.631
Window       4/99-2/11      4/99-2/11       4/99-1/09  4/99-1/09      4/99-1/09       4/99-1/09      4/99-1/09          4/99-12/08
Sprd/Avl     470.2/av       440.0/av        348.1/av   291.9/av       236.0/av        65.6/av          13.3/av          317.8/av
Sprd/AvCf    479.2/av       448.7/av        356.4/av   299.9/av       243.7/av        72.4/av          19.9/av          325.8/av
Sprd/Tsy     469.7/9.0      440.3/8.5       347.9/8.5  291.4/8.5      236.3/8.0       66.0/7.5         13.4/7.5         317.3/8.5
Bond Loss         0.00           0.00           0.00       0.00            0.00           0.00            0.00           0.00
Coll Loss         0.00           0.00     52077330.76 76060606.32     98756268.89     159696401.82   177809358.82      52077330.76


     S7D3           S7D4               S7D7           S7D8
  10.507           9.966              8.340              7.832
  10.100           9.556              7.923              7.414
   9.701           9.155              7.516              7.004
   9.311           8.763              7.118              6.604
   8.929           8.380              6.728              6.212
   8.556           8.004              6.346              5.829
   8.190           7.637              5.972              5.454
   7.832           7.276              5.606              5.086
   7.480           6.924              5.248              4.726
   7.136           6.578              4.896              4.373
   6.799           6.238              4.552              4.027
   6.468           5.906              4.214              3.687
   6.143           5.579              3.882              3.354
   5.824           5.259              3.557              3.028
   5.511           4.945              3.238              2.707
   5.204           4.636              2.924              2.392
   4.902           4.333              2.616              2.083
   8.126           7.973              7.544              7.409
   4.236           4.166              3.955              3.894
   3.613           3.596              3.539              3.523
4/99-10/08     4/99-10/08        4/99-10/08          4/99-10/08
261.3/av       206.0/av             39.4/av           -12.5/av
269.0/av       213.4/av             46.0/av            -6.2/av
261.6/8.0      205.9/8.0        39.5/7.5-12           -12.7/7.5
    0.00            0.00               0.00              0.00

76060606.32    98756268.89     159696401.82     177809358.82



DEF2      : 2% CDR after 24 mo, 65% recovery, 12 mos. lag
DEF3      : 3% CDR after 24 mo, 65% recovery, 12 mos. lag
DEF4      : 4% CDR after 24 mo, 65% recovery, 12 mos. lag
DEF7      : 7% CDR after 24 mo, 65% recovery, 12 mos. lag
DEF8      : 8% CDR after 24 mo, 65% recovery, 12 mos. lag

S7D2      : 100% CPR after LO YM;  2% CDR after 24 mo, 65% recovery, 12 mos. lag
S7D3      : 100% CPR after LO YM;  3% CDR after 24 mo, 65% recovery, 12 mos. lag
S7D4      : 100% CPR after LO YM;  4% CDR after 24 mo, 65% recovery, 12 mos. lag
S7D7      : 100% CPR after LO YM;  7% CDR after 24 mo, 65% recovery, 12 mos. lag
S7D8      : 100% CPR after LO YM;  8% CDR after 24 mo, 65% recovery, 12 mos. lag


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such material. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. The material does not include all relevant information relating to the Securities described therein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary, supersedes any information previously provided, and it is anticipated that it will change further. Any information contained herein will be more fully described in and will be fully superseded by the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities, or perform for or solicit investment banking services from, any company mentioned herein.

                     Deutsche BANK SECURITIES CMO Model
                            PRICE / YIELD REPORT

Bond Id            : COMM 99-1 X
Bond Type          : WACIO
Bond Name          : X (AAA/AAA IO)
Original Balance   : 1,311,125,920.05      Current Balance    : 1,311,125,920.05
Original Coupon    : 0.933146 %            Current Coupon     : 0.933146%
Deal Description   : COMM 99-1 (RED)
Orig. Cutoff Date  : 3/1/99                Dated Date         : 3/1/99
Settlement Date    : 3/16/99               First Payment Date : 4/15/99
Prepay Method      : CPR
Scenario           : Lockout YM only

Market Levels      : TSY03M  TSY06M  TSY01Y  TSY02Y  TSY05Y TSY10Y  TSY30Y   1YRT   1MOT
                   : 4.6280  4.6280  4.6280  4.7730  4.7960 4.9100  5.3460 5.4900  5.9648

Report Generated   : Wed Feb 17 14:32:23 1999

                   0.0        100.0         DEFT         DEF3          DEF4         S7D2         S7D3          S7D4
   4.436156    12.532        12.252       11.339        10.788       10.241       11.060        10.507         9.966
   4.498656    12.135        11.852       10.937        10.384        9.835       10.655        10.100         9.556
   4.561156    11.741        11.460       10.544         9.989        9.438       10.258         9.701         9.155
   4.623656    11.367        11.077       10.160         9.603        9.050        9.870         9.311         8.763
   4.686156    10.995        10.702        9.784         9.225        8.670        9.491         8.929         8.380
   4.748656    10.632        10.335        9.415         8.855        8.298        9.119         8.556         8.004
   4.811156    10.275         9.976        9.054         8.492        7.933        8.755         8.190         7.637
   4.873656     9.926         9.624        8.701         8.137                     8.398         7.832         7.276
   4.936156     9.585         9.279        8.355         7.789        7.227        8.049         7.480         6.924
   4.998656     9.249         8.941        8.016         7.448        6.884        7.706         7.136         6.578
   5.061156     8.921         8.609        7.683         7.114        6.548        7.370         6.799         6.238
   5.123656     8.598         8.284        7.357         6.786        6.219        7.041         6.468         5.906
   5.186156     8.282         7.965        7.037         6.465        5.896        6.718         6.143         5.579
   5.248656     7.972         7.652        6.722         6.149        5.579        6.401         5.824         5.259
   5.311156     7.667         7.344        6.414         5.839        5.268        6.089         5.511         4.945
   5.373656     7.368         7.042        6.111         5.535        4.962        5.784         5.204         4.636
   5.436156     7.075         6.746        5.814         5.237        4.662        5.483         4.902         4.333

Ave Life        8.801         8.637        8.430        8.263         8.102        8.284         8.126        7.973
Ave Cashflow    4.571         4.486        4.392        4.319         4.246        4.309         4.236        4.166
Mod Dur         3.711         3.678        3.666        3.648         3.630        3.631         3.613        3,596
Window       4/99-2/11    4/99-2/11    4/99-1/09    4/99-1/09     4/99-1/09     4/99-12/08    4/99-10/08     4/99-10/08
Sprd/Avl     470.2/av     440.0/av      348.1/av     291.9/av      236.0/av     317.8/av      261.3/av       206.0/av
Sprd/AvCf    479.2/av     448.7/av      356.4/av     299.9/av      243.7/av     325.8/av      269.0/av       213.4/av
Sprd/Tsy     469.7/9.0    440.3/8.5     347.9/8.5    291.4/8.5     236.3/8.0    317.3/8.5     261.6/8.0      205.9/8.0
Bond Loss        0.00          0.00         0.00         0.00          0.00         0.00          0.00         0.00
Coll Loss        0.00          0.00  52077330.76   76060606.32   98756268.89   52077330.76   76060606.32   98756268.89

DEF2       2% CDR after 24 mo, 65% recovery, 12 mos. lag
DEF3       3% CDR after 24 mo, 65% recovery, 12 mos. lag
DEF4       4% CDR after 24 mo, 65% recovery, 12 mos. lag

S7D2       100% CPR after LO YM; 2% CDR after 24 mo, 65% recovery, 12 mos. lag
S7D3       100% CPR after LO YM; 3% CDR after 24 mo, 65% recovery, 12 mos. lag
S7D4       100% CPR after LO YM; 4% CDR after 24 mo, 65% recovery, 12 mos. lag


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such material. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. The material does not include all relevant information relating to the Securities described therein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary, supersedes any information previously provided, and it is anticipated that it will change further. Any information contained herein will be more fully described in and will be fully superseded by the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities, or perform for or solicit investment banking services from, any company mentioned herein.

                        Deutsche Bank Securities CMO Model
                              Price / Yield Report

Bond Id             : COMM 99-1 X
Bond Type           : WACIO
Bond Name           : X (AAA/AAA IO)
Original Balance    : 1,311,125,920.05    Current Balance    : 1,311,125,920.05
Original Coupon     : 0.933146 %          Current Coupon     : 0.933146%
Deal Description    : COMM 99-1 (RED)
Orig. Cutoff Date   : 3/1/99              Dated Date         : 3/1/99
Settlement Date     : 3/16/99             First Payment Date : 4/15/99
Prepay Method       : CPR
Scenario            : Lockout YM only

Market Levels       : TSY03M  TSY06M TSY01Y  TSY02Y  TSY05Y  TSY10Y  TSY30Y   1YRT    1MOT
                    : 4.6280  4.6280  4.6280 4.7730  4.7960  4.9100  5.3460  5.4900  5.9648

Report Generated    : Thu Feb 11 09:39:05 1999

                    0.0       25.0        50.0       75.0       100.0

       2-31     25.684      25.675     25.662     25.643      25.502
       3-07     22.735      22.724     22.710     22.689      22.533
       3-15     20.161      20.149     20.134     20.111      19.941
       3-23     17.887      17.874     17.858     17.833      17.650
       3-31     15.858      15.844     15.827     15.801      15.605
       4-07     14.031      14.017     13.998     13.970      13.764
       4-15     12.374      12.359     12.339     12.310      12.092
       4-23     10.860      10.844     10.824     10.794      10.566
       4-31      9.470       9.454      9.432      9.401       9.163
       5-07      8.186       8.169      8.148      8.114       7.868
       5-15      6.996       6.978      6.956      6.921       6.667
       5-23      5.887       5.869      5.845      5.810       5.547
       5-31      4.850       4.832      4.808      4.771       4.501
       6-07      3.878       3.859      3.834      3.797       3.519
       6-15      2.963       2.944      2.918      2.880       2.595
       6-23      2.100       2.080      2.054      2.015       1.724
       6-31      1.284       1.263      1.237      1.197       0.899

Ave Life         8.826       8.818      8.807      8.790       8.661
Ave Cashflow     4.619       4.615      4.609      4.600       4.533
Mod Dur          3.741       3.740      3-737      3.734       3.708
Window        4/99-11/18 4/99-11/18  4/99-11/18   4/99-11/18 4/99-9/18
Sprd/Avl      458.7/av   457.1/av    455.0/av   451.8/av   428.4/av
Sprd/AvCf     467.7/av   466.1/av    463.9/av   460.8/av   437.1/av
Sprd/Tsy      458.3/9.0  456.6/9.0   454.5/9.0  451.3/9.0  428.8/8.5
Bond Loss         0.00        0.00       0.00       0.00        0.00
Coll Loss         0.00        0.00       0.00       0.00        0.00


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such material. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. The material does not include all relevant information relating to the Securities described therein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary, supersedes any information previously provided, and it is anticipated that it will change further. Any information contained herein will be more fully described in and will be fully superseded by the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities, or perform for or solicit investment banking services from, any company mentioned herein.

                 Deutsche Bank Securities CMO Model
                        Price / Yield Report

Bond Id             : COMM 99-1 X
BOND TYPE           : WACIO
Bond Name           : X (AAA/AAA IO)
Original Balance    : 1,311,125,920.05    Current Balance    : 1,311,125,920.05
Original Coupon     : 0.933146 %           Current Coupon    : 0.933146 %
Deal Description    : COMM 99-1 (RED)
Orig. Cutoff Date   : 3/1/99              Dated Date         : 3/l/99
Settlement Date     : 3/16/99             First Payment Date : 4/15/99
Prepay Method       : CPR
Scenario            :  Lockout only

Market Levels       : TSY03M  TSY06M TSY01Y  TSY02Y  TSY05Y  TSY10Y  TSY30Y   1YRT    1MOT
                    : 4.6280  4.6280  4.6280 4.7730  4.7960  4.9100  5.3460  5.4900  5.9648

Report Generated    : Thu Feb 11 10:01:37 1999

                    0.0       25.O        50.0      75.0       100.0

       4-15     12.374      12.420     12.436     12.429      12.247
       4-17     11.983      12.026     12.041     12.033      11.846
       4-19     11.600      11.642     11.655     11.645      11.455
       4-21     11.226      11.265     11.277     11.266      11.071
       4-23     10.860      10.897     10.907     10.895      10.697
       4-25     10.502      10.537     10.545     10.532      10.330
       4-27     10.151      10.184     10.190     10.176       9.970
       4-29      9.807       9.838      9.843      9.828       9.618
       4-31      9.470       9.499      9.503      9.486       9.273
       5-01      9.140       9.166      9.169      9.151       8.935
       5-03      8.816       8.841      8.842      8.823       8.603
       5-05      8.498       8.521      8.521      8.501       8.278
       5-07      8.186       8.208      8.206      8.185       7.959
       5-09      7.881       7.900      7.897      7.876       7.646
       5-11      7.580       7.598      7.594      7.571       7.339
       5-13      7.285       7.301      7.296      7.273       7.037
       5-15      6.996       7.010      7.004      6.979       6.741

Ave Life         8.826       8.764      8.730      8.703       8.565
Ave Cashflow     4.619       4.594      4.583      4.574       4.510
Mod Dur          3.741       3.719      3.704      3.692       3.654
Window        4/99-11/18 4/99-11/18  4/99-11/18 4/99-11/18 4/99-9/18
Sprd/Avl      458.7/av   461.7/av    462.2/av   460.6/av   439.6/av
Sprd/AvCf     467.7/av   470.6/av    471.0/av   469.3/av   448 1/av
Sprd/Tsy      458.3/9.0  461.2/9.0   462.7/8.5  461.0/8.5  439.7/8.5
Bond Loss         0.00        0.00       0.00       0.00        0.00
Coll Loss         0.00        0.00       0.00       0.00        0.00

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such material. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. The material does not include all relevant information relating to the Securities described therein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary, supersedes any information previously provided, and it is anticipated that it will change further. Any information contained herein will be more fully described in and will be fully superseded by the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities, or perform for or solicit investment banking services from, any company mentioned herein.

                  Deutsche Bank Securities CMO MODEL
                        PRICE / YIELD REPORT

Bond Id             : COMM 99-1 X
Bond Type           : WACIO
Bond Name           : X (AAA/AAA IO)
Original Balance    : 1,311,125,920.05     Current Balance    : 1,311,125,920,05
Original Coupon     : 0.933146 %           Current Coupon     : 0.933146 %
Deal Description    : COMM 99-1 (RED)
Orig. Cutoff Date   : 3/1/99               Dated Date         : 3/1/99
Settlement Date     : 3/16/99              First Payment Date : 4/15/99
Prepay Method       : CPR
Scenario            : Lockout only

Market Levels       : TSY03M  TSY06M TSY01Y  TSY02Y  TSY05Y  TSY10Y  TSY30Y    1YRT   1MOT
                    : 6.6280  6.6280  6.6280  6.7730  6.7960  6.9100 7.3460  5.4900  5.9648

Report Generated    : Wed Feb 17 13:10:05 1999

                    0.0       25.0        50.0       75.0       100.0

       4-15     12.374      12.271     12.208      12.154     11.909
       4-17     11.983      11.879     11.815      11.761     11.513
       4-19     11.600      11.496     11.431      11.376     11.126
       4-21     11.226      11.120     11.055      11.000     10.746
       4-23     10.860      10.753     10.687      10.631     10.375
       4-25     10.502      10.394     10.327      10.271     10.012
       4-27     10.151      10.042      9.975       9.917      9.656
       4-29      9.807       9.697      9.629       9.571      9.308
       4-31      9.470       9.359      9.291       9.232      8.966
       5-01      9.140       9.028      8.959       8.900      8.631
       5-03      8.816       8.703      8.633       8.574      8.303
       5-05      8.498       8.384      8.314       8.255      7.981
       5-07      8.186       8.072      8.001       7.941      7.665
       5-09      7.881       7.765      7.694       7.633      7.355
       5-11      7.580       7.464      7.392       7.331      7.051
       5-13      7.285       7.168      7.096       7.035      6.752
       5-15      6.996       6.878      6.805       6.743      6.459

Ave Life         8.826       8.764      8.730       8.703      8.565
Ave cashflow     4.619       4.594      4.583       4.574      4.510
Mod Dur          3.741       3.730      3.724       3.718      3.691
Window      4/99-11/18   4/99-11/18  4/99-11/18 4/99-11/18 4/99-9/18
Sprd/Avl      258.7/av   247.7/av    240.9/av   235.2/av   208.9/av
Sprd/AvCf     267.7/av   256.6/av    249.8/av   244.0/av   217.4/av
Sprd/TSY     258.3/9.0   247.2/9.0   241.5/8.5  235.7/8.5  209.0/8.5
Bond LOSS         0.00        0.00       0.00        0.00       0.00
Coll LOSS         0.00        0.00       0.00        0.00       0.00

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such material. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. The material does not include all relevant information relating to the Securities described therein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary, supersedes any information previously provided, and it is anticipated that it will change further. Any information contained herein will be more fully described in and will be fully superseded by the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities, or perform for or solicit investment banking services from, any company mentioned herein.

                  Deutsche Bank Securities CMO Model
                        Price / Yield Report

Bond Id             : COMM 99-1 X
Bond Type           : WACIO
Bond Name           : X (AAA/AAA IO)
Original Balance    : 1,311,125,920.05     Current Balance    : 1,311,125,920.05
Original Coupon     : 0.933146 %           Current Coupon     : 0.933146 %
Deal Description    : COMM 99-1 (RED)
Orig. Cutoff Date   : 3/1/99               Dated Date         : 3/1/99
Settlement Date     : 3/16/99              First Payment Date : 4/15/99
Prepay Method       : CPR
Scenario            : Lockout YM and penalty (greater than) 3.0%

Market Levels       : TSY03M  TSY06M  TSY01Y TSY02Y  TSY05Y  TSY10Y  TSY30Y    1YRT    1MOT
                    : 4.6280  4.6280 4.6280  4.7730  4.7960  4.9100  5.3460  5.4900  5.9648

Report Generated    Wed Feb 17 12:25:22 1999

                    0.0       DELL1       DELL2

       4-15     12.374      11.255      10.156
       4-17     11.983      10.864       9.765
       4-19     11.600      10.482       9.383
       4-21     11.226      10.108       9.009
       4-23     10.860       9.742       8.644
       4-25     10.502       9.384       8.286
       4-27     10.151       9.033       7.935
       4-29      9.807       8.689       7.592
       4-31      9.470       8.353       7.255
       5-01      9.140       8.023       6.925
       5-03      8.816       7.699       6.602
       5-05      8.498       7.381       6.285
       5-07      8.186       7.070       5.974
       5-09      7.881       6.764       5.668
       5-11      7.580       6.464       5.369
       5-13      7.285       6.170       5.074
       5-15      6.996       5.880       4.785

Ave Life         8.826       8.512       8.213
Ave Cashflow     4.619       4.516       4.416
Mod Dur          3.741       3.743       3.747
Window        4/99-11/18 4/99-11/18  4/99-11/18
Sprd/Avl      458.7/av    347.7/av    238.6/av
Sprd/AvCf     467.7/av    356.0/av    246.4/av
Sprd/Tsy      458.3/9.0   347.7/8.5   239.1/8.0
Bond Loss         0.00        0.00        0.00
Coll Loss         0.00 35255220.51 68009620.91

DELL1         1% CDR, 12 mos. lag, 65% recovery, PI Adv
DELL2         2% CDR, 12 mos, lag, 65% recovery, PI Adv

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such material. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. The material does not include all relevant information relating to the Securities described therein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary, supersedes any information previously provided, and it is anticipated that it will change further. Any information contained herein will be more fully described in and will be fully superseded by the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities, or perform for or solicit investment banking services from, any company mentioned herein.

               Deutsche Bank Securities CMO Model
                      Price / Yield Report

Bond Id             : COMM 99-1 A2
Bond Name           : A2 (AAA/Aaa2 31.0%)
Original Balance    : 723,242,000.00        Current Balance    : 723,242,000.00
Original Coupon     : 6.292000 %            Current Coupon     : 6.292000 %
Deal Description    : COMM 99-1 (RED)
Orig. Cutoff Date   : 3/1/99                Dated Date         : 3/1/99
Settlement Date     : 3/16/99               First Payment Date : 4/15/99
Prepay Method       : CPR
Scenario            : Lockout YM and penalty (greater than)3.0%


Market Levels       : TSY03M  TSY06M  TSY01Y  TSY02Y  TSY05Y TSY10Y  TSY30Y    1YRT    1MOT
                    : 4.6280  4.6280  4.6280  4.7730  4.7960 4.9100  5.3460  5.4900  5.9648

Report Generated    Tue Feb 16 15:57:45 1999

                 0.0       KOC_0        KOC_25         KOC_50        KOC_75      KOC_100
     99-16       6.413     6.415         6.415         6.415        6.415         6.415
     99-24       6.376     6.376         6.376         6.376        6.376         6.376
    100-00       6.339     6.337         6.337         6.337        6.337         6.337
    100-08       6.303     6.299         6.299         6.299        6.299         6.298
    100-16       6.266     6.260         6.260         6.260        6.260         6.259
    100-24       6.230     6.222         6.222         6.222        6.222         6.220
    101-00       6.194     6.184         6.184         6.184        6.183         6.181
    101-08       6.158     6.146         6.146         6.146        6.145         6.143
    101-16       6.122     6.108         6.108         6.108        6.107         6.104
    101-24       6.086     6.070         6.070         6.070        6.069         6.066
    102-00       6.050     6.033         6.033         6.032        6.032         6.028
    102-08       6.015     5.995         5.995         5.995        5.994         5.990
    102-16       5.979     5.958         5.958         5.957        5.957         5.952
    102-24       5.944     5.921         5.920         5.920        5.919         5.914
    103-00       5.909     5.883         5.883         5.883        5.882         5.876
    103-08       5.873     5.846         5.846         5.845        5.845         5.839
    103-16       5.838     5.809         5.809         5.808        5.808         5.801

Ave Life         9.247     8.665         8.656         8.644        8.628         8.502
Ave Cashflow     7.562     7.181         7.174         7.166        7.153         7.061

Mod Dur          6.846     6.496          6.491           6.485         6.475      6.406
Window        2/08-9/08  12/03-10/08    12/03-10/08   12/03-9/08     12/03-9/08    12/03-7/08
Sprd/Avl      122.9/av   122.9/av       122.9/av      122.9/av       122.9/av      122.9/av
Sprd/AvCf     126.7/av   126.2/av       126.2/av      126.2/av       126.2/av      126.1/av
Sprd/Tsy      123.5/9.0  123.2/8.5      123.2/8.5     123.2/8.5      123.2/8.5     122.9/8.5
Bond Loss         0.00     0.00           0.00             0.00          0.00      0.00
Coll Loss         0.00 144733711.30   144733711.30   144733711.30  144733711.30   144733711.30

KOC_0 Lockout YM only, 0% CPR 4% CDR 40% Loss Severity 12 Month Lag KOC_25 Lockout YM only, 25% CPR 4% CDR 40% Loss Severity 12 Month Lag KOC_50 Lockout YM only, 50% CPR 4% CDR 40% Loss Severity 12 Month Lag KOC_75 Lockout YM only, 75% CPR 4% CDR 40% Loss Severity 12 Month Lag KOC_100 Lockout YM only, 100% CPR 4% CDR 40% Loss Severity 12 Month Lag

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such material. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. The material does not include all relevant information relating to the Securities described therein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary, supersedes any information previously provided, and it is anticipated that it will change further. Any information contained herein will be more fully described in and will be fully superseded by the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities, or perform for or solicit investment banking services from, any company mentioned herein.

                  Deutsche Bank Securities CMO Model
                        PRICE / YIELD REPORT

Bond Id             : COMM 99-1 A3
Bond Name           : B (AA/Aa2 26,25%)
Original Balance    : 62,278,000.00          Current Balance    : 62,278,000.00
Original coupon     : 6.412000 %             Current Coupon     : 6.412000 %
Deal Description    : COMM 99-1 (RED)
Orig. Cutoff Date   : 3/1/99                 Dated Date         : 3/1/99
Settlement Date     : 3/16/99                First Payment Date : 4/15/99
Prepay Method       : CPR
Scenario            : Lockout YM and penalty (greater than)3.0%

Market Levels       : TSY03M  TSY06M  TSY01Y  TSY02Y  TSY05Y TSY10Y  TSY30Y    1YRT    1MOT
                    : 4.6280  4.6280  4.6280  4.7730  4.7960 4.9100  5.3460  5.4900  5.9648

Report Generated    Tue Feb 16 15:57:45 1999

                   0.0          KOC_0        KOC_25         KOC_50        KOC_75       KOC_100
     99-16       6.534          6.534         6.534          6.534         6.534          6.535
     99-24       6.498          6.498         6.498          6.498         6.498          6.498
    100-00       6.462          6.462         6.462          6.462         6.462          6.462
    100-08       6.427          6.427         6.427          6.427         6.427          6.426
    100-16       6.391          6.391         6.391          6.391         6.391          6.390
    100-24       6.355          6.356         6.356          6.355         6.355          6.354
    101-00       6.320          6.320         6.320          6.320         6.320          6.318
    101-08       6.284          6.285         6.285          6.285         6.284          6.282
    101-16       6.249          6.250         6.250          6.249         6.249          6.246
    101-24       6.214          6.214         6.214          6.214         6.214          6.211
    102-00       6.179          6.179         6.179          6.179         6.179          6.175
    102-08       6.144          6.145         6.145          6.144         6.144          6.140
    102-16       6.109          6.110         6.110          6.109         6.109          6.105
    102-24       6.074          6.075         6.075          6.075         6.074          6.069
    103-00       6.040          6.041         6.041          6.040         6.039          6.034
    103-08       6.005          6.006         6.006          6.006         6.005          5.999
    103-16       5.971          5.972         5.972          5.971         5.971          5.965

Ave Life         9.554          9.581         9.581          9.571         9.551          9.407
Ave Cashflow     7.754          7.773         7.773          7.766         7.752          7.652
Mod Dur          6.974          6.988         6.988          6.982         6.972          6.895
Window      9/08-10/08    10/08-10/08   10/08-10/08     9/08-10/08     9/08-10/08      7/08-8/08
Sprd/Avl      134.9/av       134.9/av      134.9/av       134.9/av      134.9/.v       135.0/av
Sprd/AvCf     139.0/av       139.0/av      139.0/av       139.0/av      139.0/av       139.0/av
Sprd/Tsy     135.0/9.5      135.1/9.5     135.1/9.5      135.1/9.5     135.0/9.5       134.8/9.5
Bond Loss         0.00           0.00          0.00           0.00          0.00           0.00
Coll Loss         0.00   144733711.30   144733711.30    144733711.30    144733711.30    144733711.30

KOC_0 Lockout YM only, 0% CPR 4% CDR 40% Loss Severity 12 Month Lag KOC_25 Lockout YM only,25% CPR 4% CDR 40% Loss Severity 12 month Lag KOC_50 Lockout YM only,50% CPR 4% CDR 40% Loss Severity 12 Month Lag KOC_75 Lockout YM only,75% CPR 4% CDR 40% Loss Severity 12 Month Lag KOC_100 Lockout YM only,100% CPR 4% CDR 40% Loss Severity 12 Month Lag

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such material. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. The material does not include all relevant information relating to the Securities described therein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary, supersedes any information previously provided, and it is anticipated that it will change further. Any information contained herein will be more fully described in and will be fully superseded by the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities, or perform for or solicit investment banking services from, any company mentioned herein.

                  DEUTSCHE/BANC ONE FUSION DEAL - RED HERRING
       Lehman Brothers ------ Corporate Bond Equivalent Yield Table -----

                                                                          Page 1

                                                     Wed, 17 Feb 1999, 15:23:52

                          Bond Class X 0.933 FIXED CPN
                        Current Balance $1,311,125,920.05

                            0.00% CPR          25.00% CPR             50.00% CPR             75.00% CPR         100.00% CPR
                     -----------------     -----------------    -----------------      -------------------  -------------------
 PRICE               CBE Yield   Dur       CBE Yield    Dur     CBE Yield    Dur       CBE Yield     Dur      CBE Yield    Dur
 -----------         ---------   ----      ---------   -----    ---------   -----      ---------    -----     ---------   ----
       4-14           12.523    3.48       12.508     3.48      12.489        3.48       12.460     3.47      12.243     3.45
       4-15           12.324               12.309               12.289                   12.260               12.042
       4-16           12.126               12.111               12.092                   12.062               11.843
       4-17           11.931               11.916               11.896                   11.867               11.646
       4-18           11.738               11.723               11.703                   11.673               11.452
       4-19           11.548    3.55       11.532     3.55      11.512        3.55       11.482     3.55      11.259     3.52
       4-20           11.359               11.343               11.323                   11.293               11.069
       4-21           11.172               11.157               11.136                   11.106               10.881
       4-22           10.987               10.972               10.951                   10.921               10.694
       4-23           10.805               10.789               10.768                   10.738               10.510
       4-24           10.624    3.63       10.608     3.63      10.587        3.62       10.557     3.62      10.328     3.60
       4-25           10.445               10.429               10.408                   10.377               10.147
       4-26           10.268               10.252               10.231                   10.200                9.968
       4-27           10.093               10.076               10.056                   10.024                9.791
       4-28            9.919                9.903                9.882                    9.850                9.616
       4-29            9.747    3.70        9.731     3.70       9.710        3.69        9.678     3.69       9.443     3.67
       4-30            9.577                9.561                9.540                    9.508                9.272
       4-31            9.409                9.392                9.371                    9.339                9.102
       5-00            9.242                9.226                9.204                    9.172                8.934
       5-01            9.077                9.061                9.039                    9.007                8.767
       5-02            8.914    3.77        8.897     3.76       8.876        3.76        8.843     3.76       8.602     3.73
       5-03            8.752                8.735                8.713                    8.681                8.439
       5-04            8.592                8.575                8.553                    8.520                8.277
       5-05            8.433                8.416                8.394                    8.361                8.117
       5-06            8.276                8.259                8.237                    8.203                7.958
       5-07            8.120    3.83        8.103     3.83       8.081        3.83        8.047     3.82       7.801     3.80
       5-08            7.965                7.948                7.926                    7.893                7.645
       5-09            7.812                7.795                7.773                    7.739                7.491
       5-10            7.661                7.644                7.621                    7.588                7.338
       5-11            7.511                7.493                7.471                    7.437                7.186
       5-12            7.362    3.90        7.345     3.89       7.322        3.89        7.288     3.89       7.036     3.86
       5-13            7.215                7.197                7.174                    7.140                6.887
       5-14            7.068                7.051                7.028                    6.994                6.740
       5-15            6.924                6.906                6.883                    6.849                6.593
       5-16            6.780                6.762                6.739                    6.705                6.448

Average Life           8.80                 8.79                 8.78                     8.77                 8.64
First Pay          04/15/99               04/15/99               04/15/99                04/15/99            04/15/99
Last    Pay        02/15/11               02/15/11               02/15/11                02/15/11            02/15/11

        1y     2Y     3Y     5Y     10y      30Y                 Price to Call
        4,628  4.773  4.781  4.796  4.910    5.346

SPEEDS APPLIED AT THE END OF YM PERIOD

Notes: All yields and durations are based on MONTHLY payments of interest with an interest free delay of 14 days, Duration, First Pay, Average Life, and Maturity are stated in years reflecting a 3/16/99 settlement date.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and disseminated by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, losses and other matterst, including but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or the underlying assets, the information contained in the Offering Document).

                  DEUTSCHE/BANC ONE FUSION DEAL - RED HERRING
               ------ CORPORATE BOND EQUIVALENT YIELD TABLE ------

Lehman Brothers                                                          Page 1
                                                      Wed, 17 Feb 1999, 15:29:53

                          Bond Class X 0.933 FIXED CPN
                      Current Balance    $1,311,125,920.05

                         0.00% CPR           25.00% CPR          50.00% CPR         75.00% CPR            100.00% CPR
                     -----------------   -----------------   -----------------    -----------------     ----------------
                         1.000% DEF          1.000% DEF          1.000% DEF         1.000% DEF             1.000% DEF
                    ------------         ------------        ------------         ------------           -----------
                         65.0% REC           65.0% REC            65.0% REC            65.0% REC            65.0% REC
                       -----------          ----------          ----------           ----------           ---------
                         12 MONTH LAG        12 MONTH LAG         12 MONTH LAG         12 MONTH LAG         12 MONTH LAG
                      ---------------      ---------------     ---------------      ---------------      ---------------
 PRICE               CBE Yield     Dur      CBE Yield     Dur      CBE Yield     Dur      CBE Yield     Dur       CBE Yield    Dur
 -----------         ---------    -----     ---------    -----     ---------    -----     ---------    -----      ---------   -----
       4-14           11.364      3.47       11.350      3.47       11.332      3.47       11.302      3.47       11.078      3.44
       4-15           11.164                 11.150                 11.132                 11.102                 10.877
       4-16           10.966                 10.953                 10.934                 10.904                 10.677
       4-17           10.771                 10.757                 10.738                 10.708                 10.480
       4-18           10.578                 10.564                 10.545                 10.515                 10.285
       4-19           10.386      3.55       10.372      3.55       10.354      3.54       10.323      3.54       10.092      3.52
       4-20           10.197                 10.183                 10.164                 10.134                  9.901
       4-21           10.010                  9.996                  9.977                  9.946                  9.713
       4-22            9.825                  9.811                  9.792                  9.761                  9.526
       4-23            9.642                  9.628                  9.609                  9.577                  9.341
       4-24            9.461      3.62        9.446      3.62        9.427      3.62        9.396      3.61        9.158      3.59
       4-25            9.282                  9.267                  9.248                  9.216                  8.977
       4-26            9.104                  9.090                  9.070                  9.038                  8.798
       4-27            8.929                  8.914                  8.894                  8.862                  8.621
       4-28            8.755                  8.740                  8.720                  8.688                  8.446
       4-29            8.583      3.69        8.568      3,69        8.548      3.69        8.516      3.68        8.272      3.66
       4-30            8.412                  8.398                  8.378                  8.345                  8.100
       4-31            8.244                  8.229                  8.209                  8.176                  7.930
       5-00            8.077                  8.062                  8.042                  8.009                  7.761
       5-01            7.911                  7.896                  7.876                  7.843                  7.594
       5-02            7.748      3.76        7.733      3.76        7.712      3.76        7.679      3.75        7.429      3.72
       5-03            7.586                  7.570                  7.550                  7.517                  7.265
       5-04            7.425                  7.410                  7.389                  7.356                  7.103
       5-05            7.266                  7.251                  7.230                  7.196                  6.943
       5-06            7.108                  7.093                  7.072                  7.038                  6.783
       5-07            6.952      3.83        6.937      3.82        6.916      3.82        6.882      3.82        6.626      3.79
       5-08            6.798                  6.782                  6.761                  6.727                  6.470
       5-09            6.644                  6.629                  6.608                  6.574                  6.315
       5-10            6.493                  6.477                  6.456                  6.421                  6.162
       5-11            6.342                  6.326                  6.305                  6.271                  6.010
       5-12            6.193      3.89        6.177      3.89        6.156      3.89        6.121      3.88        5.859      3.85
       5-13            6.045                  6.029                  6.008                  5.973                  5.710
       5-14            5.899                  5.883                  5.862                  5.827                  5.562
       5-15            5.754                  5.738                  5.716                  5.681                  5.416
       5-16            5.610                  5.594                  5.572                  5.537                  5.271

Average Life            8.48                   8.47                   8.46                   8.44                   8.33
First  Pay          04/15/99               04/15/99               04/15/99               04/15/99               04/15/99
Last   Pay          08/15/09               08/15/09               08/15/09               08/15/09               08/15/09
Collateral Loss:  35255220.51    (2.69) 35255220.51 (2.69)     35255220.51 (2.69)     35255220.51 (2.69)     35255054.63 (2.69)
Agg. Bond Loss :        0.00                   0.00                   0.00                   0.00                   0.00

        1Y     2Y     3Y     5Y     10Y    30Y                   Price to Call
        4.628  4.773  4.781  4.796  4.910  5.346

SPEEDS APPLIED AT THE END OF YM PERIOD
1% CDR APPLIED IMMEDIATELY, 65% RECOVERY, 12 MONTHS LAG

Notes: All yields and durations are based on MONTHLY payments of interest with an interest free delay of 14 days, Duration, First Pay, Average Life, and Maturity are stated in years reflecting a 3/16/99 settlement date.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and disseminated by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, losses and other matterst, including but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or the underlying assets, the information contained in the Offering Document).

                 Deutsche Bank Securities CMO Model
                        Price / Yield Report

Bond Id             : COMM 99-1-UP X
Bond Type           : WACIO
Bond Name           : X (AAA/AAA IO)
Original Balance    : 1,311,125,920.05         Current Balance    : 1,311,125,920.05
Original Coupon     : 0.933146 %               Current Coupon     : 0.933146 %
Deal Description    : COMM 99-1 (RED) To CALL
Orig. Cutoff Date   : 3/1/99                   Dated Date         : 3/1/99
Settlement Date     : 3/16/99                  First Payment Date : 4/15/99
Prepay Method       : CPR
Scenario            : Lockout only

Market Levels       : TSY03M  TSY06M  TSYO1Y TSY02Y  TSY05Y  TSY10Y  TSY30Y   1YRT    1MOT
                    : 7.6280  7.6280  7.6280 7.7730  7.7960  7.9100  8.3460 5.4900  5.9648

Report Generated    Wed Feb 17 16:58:38 1999

                    0.0       25.0       50.0        75.0      100.0
   4.436156      12.532     12.352     12.248      12.170     11.896
   4.498656      12.135     11.955     11.850      11.772     11.496
   4.561156      11.747     11.566     11.461      11.382     11.104
   4.623656      11.367     11.185     11.080      11.001     10.721
   4.686156      10.995     10.813     10.708      10.628     10.346
   4.748656      10.632     10.448     10.343      10.263      9.979
   4.811156      10.275     10.091      9.986       9.906      9.619
   4.873656       9.926      9.742      9.636       9.556      9.267
   4.936156       9.585      9.399      9.293       9.213      8.922
   4.998656       9.249      9.063      8.957       8.877      8.584
   5.061156       8.921      8.734      8.628       8.547      8.252
   5.123656       8.598      8.411      8.304       8.224      7.927
   5.186156       8.282      8.094      7.987       7.906      7.608
   5.248656       7.972      7.784      7.676       7.595      7.294
   5.311156       7.667      7.478      7.371       7.290      6.987
   5.373656       7.368      7.179      7.071       6.990      6.685
   5.436156       7.075      6.884      6.777       6.695      6.389

Ave Life          8.801      8.737      8.703       8.676      8.539
Ave Cashflow      4.571      4.542      4.531       4.521      4.458
Mod Dur           3.711      3.704      3.702       3.699      3.677
Window        4/99-2/11  4/99-11/10 4/99-11/10  4/99-11/10 4/99-11/10
Sprd/Avl      170.2/av   151.8/av    141.3/av   133.3/av   104.5/av
Sprd/AvCf     179.2/av   160.7/av    150.1/av   142.1/av   113.0/av
Sprd/Tsy      169.7/9.0  152.3/8.5   141.7/8.5  133.7/8.5  104.6/8.5
Bond Loss          0.00       0.00       0.00        0.00       0.00
Coll Loss          0.00       0.00       0.00        0.00       0.00


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such material. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. The material does not include all relevant information relating to the Securities described therein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary, supersedes any information previously provided, and it is anticipated that it will change further. Any information contained herein will be more fully described in and will be fully superseded by the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities, or perform for or solicit investment banking services from, any company mentioned herein.

                 Deutsche Bank Securities CMO Model
                        Price / Yield Report

Bond Id             : COMM 99-1 X
Bond Type           : WACIO
Bond Name           : X (AAA/AAA IO)
Original Balance    : 1,311,125,920.05        Current Balance    : 1,311,125,920.05
Original Coupon     : 0.933146 %              Current Coupon     : 0.933146%
Deal Description    : COMM 99-1 (RED) TO CALL
Orig. Cutoff Date   : 3/1/99                  Dated Date         : 3/1/99
Settlement Date     : 3/16/99                 First Payment Date : 4/15/99
Prepay Method       : CPR
Scenario            : Lockout YM only

Market Levels       : TSY03M  TSY06M  TSY01Y TSY02Y  TSY05Y  TSY10Y  TSY30Y   1YRT    1MOT
                    : 4.6280  4.6280  4.6280 4.7730  4.7960  4.9100  5.3460 5.4900  5.9648

Report Generated    Wed Feb 17 16:54:17 1999

                   0.0       DEF1A      DEF2A       DEF3A       DEF4A

   4.436156     12.532      11.542     10.593       9.678       8.766
   4.498656     12.135      11.143     10.193       9.278       8.365
   4.561156     11.747      10.754      9.803       8.886       7.973
   4.623656     11.367      10.373      9.421       8.504       7.589
   4.686156     10.995      10.000      9.047       8.129       7.214
   4.748656     10.632       9.635      8.681       7.763       6.847
   4.811156     10.275       9.277      8.323       7.404       6.487
   4.873656      9.926       8.927      7.972       7.052       6.135
   4.936156      9.585       8.584      7.628       6.708       5.790
   4.998656      9.249       8.247      7.291       6.370       5.452
   5.061156      8.921       7.918      6.960       6.039       5.120
   5.123656      8.598       7.594      6.636       5.715       4.795
   5.186156      8.282       7.277      6.318       5.396       4.476
   5.248656      7.972       6.965      6.006       5.084       4.163
   5.311156      7.667       6.660      5.700       4.777       3.856
   5.373656      7.368       6.360      5.399       4.476       3.554
   5.436156      7.075       6.065      5.103       4.180       3.258

Ave Life         8.801       8.513      8.245       7.995       7.755
Ave Cashflow     4.571       4.457      4.359       4.270       4.180
Mod Dur          3.711       3.698      3.690       3.684       3.678
Window        4/99-2/11  4/99-9/09  4/99-1/09     4/99-1/09  4/99-1/09
Sprd/Avl      470.2/av    370.8/av   275.8/av      184.4/av   93.1/av
Sprd/AvCf     479.2/av    379.2/av   283.7/av      191.7/av  100.0/av
Sprd/Tsy      469.7/9.0  370.8/8.5   276.3/8.0     184.3/8.0  92.6/8.0
Bond Loss         0.00        0.00       0.00           0.00      0.00
Coll Loss         0.00 28154552.75 54441525.28 78970763.59 101846479.68

DEF1A 1% CDR after 12 mo, 70% recovery, 6 mos. lag
DEF2A 2% CDR after 12 mo, 70% recovery, 6 mos. lag
DEF3A 3% CDR after 12 mo, 70% recovery, 6 mos. lag
DEF4A 4% CDR after 12 mo, 70% recovery, 6 mos. lag

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such material. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. The material does not include all relevant information relating to the Securities described therein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary, supersedes any information previously provided, and it is anticipated that it will change further. Any information contained herein will be more fully described in and will be fully superseded by the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities, or perform for or solicit investment banking services from, any company mentioned herein.

                       Deutsche Bank Securities CMO Model
                              Price / Yield Report

Bond Id             : COMM 99-1 X
Bond Type           : WACIO
Bond Name           : X (AAA/AAA IO)
Original Balance    : 1,311,125,920.05         Current Balance    : 1,311,125,920.05
Original Coupon     : 0.885946 %               Current Coupon     : 0.885946 %
Deal Description    : COMM 99-1 (RED) TO CALL
Orig. Cutoff Date   : 3/1/99                   Dated Date         : 3/1/99
Settlement Date     : 3/16/99                  First Payment Date : 4/15/99
Prepay Method       : CPR
Scenario            : Lockout YM and penalty (greater than)3.0%

Market Levels       : TSY03M  TSY06M  TSY01Y  TSY02Y TSY05Y  TSY10Y  TSY30Y   1YRT    1MOT
                    : 4.6800  4.6800  4.6800  4.8810 4.9120  4.9840  5.3170 5.4900  5.9648

Report Generated    Fri Feb 19 12:50:23 1999

                   0.0          DEF1E          DEF2E          DEF3E          DEF4E          DEF5E          DEF6E          DEF7E
       4-06     12.644         11.828         11.040         10.286          9.534          8.778          8.014          7.240
       4-08     12.224         11.405         10.616          9.860          9.107          8.349          7.583          6.806
       4-10     11.813         10.992         10.201          9.444          8.689          7.930          7.162          6.383
       4-12     11.411         10.588          9.796          9.037          8.281          7.520          6.750          5.970
       4-14     11.019         10.194          9.400          8.640          7.883          7.120          6.349          5.566
       4-16     10.635          9.808          9.013          8.252          7.493          6.729          5.956          5.171
       4-18     10.260          9.431          8.634          7.872          7.112          6.346          5.571          4.785
       4-20      9.893          9.062          8.264          7.500          6.739          5.972          5.196          4.408
       4-22      9.533          8.701          7.901          7.137          6.374          5.606          4.828          4.038
       4-24      9.182          8.347          7.546          6.780          6.017          5.247          4.468          3.676
       4-26      8.837          8.001          7.198          6.432          5.667          4.896          4.115          3.322
       4-28      8.499          7.661          6.858          6.090          5.324          4.552          3.770          2.975
       4-30      8.168          7.329          6.524          5.755          4.988          4.215          3.431          2.635
       5-00      7.843          7.003          6.196          5.427          4.659          3.884          3.099          2.302
       5-02      7.525          6.683          5.875          5.105          4.336          3.560          2.774          1.975
       5-04      7.213          6.369          5.560          4.789          4.019          3.242          2.455          1.654
       5-06      6.906          6.061          5.251          4.479          3.708          2.931          2.142          1.340

Ave Life         8.801          8.548          8.311          8.091          7.878          7.674          7.478          7.289
Ave Cashflow     4.576          4.471          4.379          4.297          4.214          4.130          4.043          3.955
Mod Dur          3.720          3.702          3.687          3.676          3.664          3.651          3.635          3.619
Window       4/99-2/11     4/99-10/09      4/99-1/09      4/99-1/09      4/99-1/09      4/99-1/09      4/99-1/09      4/99-1/09
Sprd/Avl     456.7/av        373.8/av       294.1/av       218.0/av       142.1/av        65.5/av       -12.0/av       -90.7/av
Sprd/AvCf    462.6/av        373.9/av       299.5/av       223.2/av       147.0/av        70.3/av        -7.4/av       -86.3/av
Sprd/Tsy     456.4/9.0       373.9/85      293.9/8.5      218.1/8.0      141.9/8.0       65.8/7.5      -12.0/7.5
-489.9/6.5
Bond Loss         0.00           0.00           0.00           0.00           0.00           0.00           0.00           0.00
Coll Loss         0.00    26568094.63    51491021.81    74858174.01    96754742.71   117261893.22   136456932.21   154413468.27




        DEF8E          DEF9E         DEF1OE         DEF11E        DEF12E         DEF13E
        6.491          5.790            5.124     4.485         3.868            3.272
        6.056          5.353            4.687     4.047         3.430            2.833
        5.631          4.927            4.260     3.620         3.002            2.405
        5.216          4.511            3.843     3.203         2.585            1.987
        4.810          4.105            3.436     2.795         2.177            1.578
        4.414          3.708            3.038     2.397         1.778            1.179
        4.027          3.319            2.649     2.008         1.388            0.789
        3.648          2.940            2.269     1.627         1.007            0.408
        3.277          2.568            1.897     1.254         0.634            0.034
        2.914          2.204            1.532     0.889         0.269           -0.331
        2.558          1.848            1.176     0.532        -0.089           -0.689
        2.210          1.499            0.826     0.182        -0.439           -1.039
        1.869          1.157            0.484    -0.160        -0.781           -1.382
        1.534          0.822            0.148    -0.496        -1.117           -1.718
        1.206          0.493           -0.181    -0.825        -1.447           -2.047
        0.885          0.171           -0.503    -1.148        -1.770           -2.370
        0.569         -0.145           -0.820    -1.465        -2.087           -2.687
        7.107          6.932            6.764     6.602         6.447            6.297
        3.876          3.808            3.747     3.691         3.637            3.586
        3.605          3.597            3.592     3.589         3.586            3.583
    4/99-1/09      4/99-1/09        4/99-1/09     4/99-1/09     4/99-1/09        4/99-1/09
    -166.6/av      -237.2/av        -304.1/av     -368.1/av     -429.9/av        -489.6/av
    -162.4/av      -233.2/av        -300.2/av     -364.4/av     -426.4/av        -486.3/av
    166.4/7.0      -237.3/7.0       -304.4/7.0    -368.0/6.5    -430.0/6.5       -489.9/6.5

         0.00           0.00             0.00        0.00          0.00             0.00
  171201565.96   186887893.54    201535864.89  215205775.71   227954934.41       239837787.91

DEF1E    1% CDR after 12 mo, 70% recovery, 12 mos. lag
DEF2E    2% CDR after 12 mo, 70% recovery, 12 mos. lag
DEF3E    3% CDR after 12 mo, 70% recovery, 12 mos. lag
DEF4E    4% CDR after 12 mo, 70% recovery, 12 mos. lag
DEF5E    5% CDR after 12 mo, 70% recovery, 12 mos. lag
DEF6E    6% CDR after 12 mo, 70% recovery, 12 mos. lag
DEF7E    7% CDR after 12 mo, 70% recovery, 12 mos. lag
DEF8E    8% CDR after 12 mo, 70% recovery, 12 mos. lag
DEF9E    9% CDR after 12 mo, 70% recovery, 12 mos. lag
DEF10E   10% CDR after 12 mo, 70% recovery, 12 mos. lag
DEF11E   11% CDR after 12 mo, 70% recovery, 12 mos. lag
DEF12E   12% CDR after 12 mo, 70% recovery, 12 mos. lag
DEF13E   13% CDR after 12 mo, 70% recovery, 12 mos. lag

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such material. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. The material does not include all relevant information relating to the Securities described therein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary, supersedes any information previously provided, and it is anticipated that it will change further. Any information contained herein will be more fully described in and will be fully superseded by the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities, or perform for or solicit investment banking services from, any company mentioned herein.

                 Deutsche Bank Securities CMO Model
                        Price / Yield Report

Bond Id             : COMM 99-1 X
Bond Type           : WACIO
Bond Name           : X (AAA/AAA IO)
Original Balance    : 1,311,125,920.05                         Current Balance    : 1,311,125,920.05
Original Coupon     : 0.885946 %                               Current Coupon     : 0.885946 %
Deal Description    : COMM 99-1 (RED) TO CALL
Orig. Cutoff Date   : 3/1/99                                   Dated Date         : 3/1/99
Settlement Date     : 3/16/99                                  First Payment Date : 4/15/99
Prepay Method       : CPR
Scenario            : Lockout YM and penalty (greater than) 3.0%

Market Levels       : TSY03M  TSY06M  TSYO1Y TSY02Y  TSY05Y  TSY10Y  TSY30Y   1YRT    1MOT
                    : 4.6800  4.6800  4.6800 4.8810  4.9120  4.9840  5.3170 5.4900  5.9648

Report Generated      Fri Feb 19           09:44:22 1999

                    0.0         DO_50          DI_50         D2_50          D3_50         D4_50         D5_50         DO_100
       4-06     12.644         12.610        11.790         10.994        10.226          9.459         8.683        12.365
       4-08     12.224         12.189        11.367         10.569         9.800          9,030         8.253        11.940
       4-10     11.813         11.778        10.954         10.153         9.383          8.612         7.833        11.526
       4-12     11.411         11.376        10.550          9.748         8.976          8.203         7.423        11.121
       4-14     11.019         10.983        10.155          9.351         8.578          7.804         7.022        10.725
       4-16     10.635         10.599         9.769          8.964         8.189          7.414         6.630        10.338
       4-18     10.260         10.224         9.391          8.584         7.809          7.032         6.246         9.959
       4-20      9.893          9.856         9.022          8.213         7.436          6.658         5.871         9.589
       4-22      9.533          9.496         8.660          7.850         7.072          6.293         5.504         9.226
       4-24      9.182          9.144         8.306          7.495         6.715          5.935         5.145         8.871
       4-26      8.837          8.799         7.959          7.147         6.366          5.584         4.793         8.523
       4-28      8.499          8.461         7.619          6.805         6.024          5.241         4.448         8.182
       4-30      8.168          8.129         7.286          6.471         5.688          4.904         4.110         7.848
       5-00      7.843          7.804         6.960          6.143         5.360          4.574         3.779         7.521
       5-02      7.525          7.485         6.639          5.822         5,037          4.251         3.454         7.199
       5-04      7.213          7.173         6.325          5.506         4.721          3.933         3.135         6.884
       5-06      6.906          6.866         6.017          5.197         4.410          3.622         2.823         6.575
Ave Life         8.801          8.782         8.530          8.295         8.075          7.864         7.661         8.637
Ave Cashflow     4.576          4.565         4.460          4.367         4.282          4.197         4.110         4.491
Mod Dur          3.720          3.716         3.697          3.682         3.670          3.657         3.642         3.687
window       4/99-2/11      4/99-2/11    4/99-10/09      4/99-1/09     4/99-1/09     4/99-1/09      4/99-1/09      4/99-2/11
Sprd/Avl      456.7/av      453.0/av      369.7/av        289.1/av     211.6/av      134.0/av        55.4/av       426.2/av
Sprd/AvCf     462.6/av      458.9/av      375.4/av        294.5/av     216.8/av      138.9/av        60.1/av       431.9/av
Sprd/Tsy      456.4/9.0     452.7/9.0     369.8/8.5       288.8/8.5    211.7/8.0     133.8/8.0       55.6/7.5      426.4/8.5
Bond Loss         0.00           0.00          0.00            0.00         0.00          0.00           0.00        0.00
Coll Loss         0.00           0.00     30996099.62   60072839.65    87334510.94   112880503.20   136805509.01     0.00


        D2-100        D3_100         D4_100        D5_100
       10.738          9.970          9.207         8.441
       10.309          9.539          8.775         8.008
        9.891          9.119          8.353         7.584
        9.482          8.709          7.941         7.170
        9.082          8.307          7.538         6.766
        8.691          7.915          7.145         6.371
        8.308          7.531          6.760         5.984
        7.934          7.156          6.383         5.606
        7.568          6.788          6.014         5.236
        7.209          6.429          5.653         4.873
        6.858          6.076          5.299         4.518
        6.514          5.731          4.953         4.170
        6.177          5.392          4.613         3.830
        5.846          5.060          4.280         3.495
        5.521          4.735          3.954         3.168
        5.203          4.416          3.633         2.846
        4.891          4.102          3.319         2.531
        8.168          7.957          7.754         7.559
        4.291          4.208          4.126         4.043
        3.650          3.638          3.625          3.612
    4/99-11/08     4/99-10/08    4/99-10/08     4/99-10/08
      261.0/av      183.4/av      106.2/av        28.7/av
      266.3/av      188.5/av      111.1/av        33.4/av
      261.3/8.0     183.3/8.0     105.9/8.0       28.8/7.5
         0.00           0.00          0.00        0.00
  60072839.65    87334510.94    112880503.20   136805509.01

DO_50 50% CPR after LO YM; 0% CDR after 12 mo, 65% recovery, 12 mos. lag DI_50 50% CPR after LO YM; 1% CDR after 12 mo, 65% recovery, 12 mos. lag D2_50 50% CPR after LO YM; 2% CDR after 12 mo, 65% recovery, 12 mos. lag D3_50 50% CPR after LO YM; 3% CDR after 12 mo, 65% recovery, 12 mos. lag D4_50 50% CPR after LO YM; 4% CDR after 12 mo, 65% recovery, 12 mos. lag D5_50 50% CPR after LO YM; 0% CDR after 12 mo, 65% recovery, 12 mos. lag DO_100 100% CPR after LO YM; 0% CDR after 12 mo, 65% recovery, 12 mos. lag D2_100 100% CPR after LO YM; 2% CDR after 12 mo, 65% recovery, 12 mos. lag D3_100 100% CPR after LO YM; 3% CDR after 12 mo, 65% recovery, 12 mos. lag D4_100 100% CPR after LO YM; 4% CDR after 12 mo, 65% recovery, 12 mos. lag D5_100 100% CPR after LO YM; 0% CDR after 12 mo, 65% recovery, 12 mos. lag

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such material. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. The material does not include all relevant information relating to the Securities described therein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary, supersedes any information previously provided, and it is anticipated that it will change further. Any information contained herein will be more fully described in and will be fully superseded by the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities, or perform for or solicit investment banking services from, any company mentioned herein.

                     Deutsche Bank Securities CMO Model
                           Price / Yield Report

    Bond Id             : COMM 99-1 A5
    Bond Name           : D (A/A2 19.75%)
    Original Balance    : 62,278,000.00      Current Balance    : 62,278,0O0.00
    Original Coupon     : 6.608000 %         Current Coupon     : 6.608000 %
    Deal Description    : COMM 99-1 (RED)
    Orig. Cutoff Date   : 3/1/99             Dated Date         : 3/1/99
    Settlement Date     : 3/16/99            First Payment Date : 4/15/99
    Prepay Method       : CPR
    Scenario            : Lockout only

    Market Levels       : TSY03   TSY06M TSY01Y TSY02Y   TSY05Y  TSY10Y TSY30Y    1YRT    1MOT
                        : 4.6800  4.6800 4.6800  4.8810  4.9120  4.9840  5.3170  5.4900  5.9648

    Report Generated    Thu Feb 18 11:56:19 1999

                        0.0      100.0           E1

         99-16       6.735       6.735        6.733
         99-24       6.699       6.699        6.699
        100-00       6.662       6.662        6.665
        100-08       6.626       6.625        6.631
        100-16       6.590       6.589        6.598
        100-24       6.554       6.553        6.564
        101-00       6.519       6.516        6.531
        101-08       6.483       6.480        6.498
        101-16       6.448       6.444        6.465
        101-24       6.412       6.408        6.432
        102-00       6.377       6.373        6.399
        102-08       6.342       6.337        6.366
        102-16       6.307       6.301        6.333
        102-24       6.272       6.266        6.301
        103-00       6.237       6.231        6.268
        103-08       6.202       6.196        6.236
        103-16       6.167       6.160        6.203

    Ave Life         9.581       9.414       10.581
    Ave Cashflow     7.739       7.624        8.420
    Mod Dur          6.924       6.837        7.428
    Window     10/08-10/08   8/08-8/08  10/09-10/09
    Sprd/Avl     147.0/av     146.9/av      147.1/av
    Sprd/AvCf    149.6/a v    149.5/av      150.3/av
    Sprd/Tsy     147.1/9.5    146.8/9.5     147.2/10.5
    Bond Loss         0.00        0.00         0.00
    Coll Loss         0.00        0.00         0.00

E1: Maturity Date are extended by 1 year

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such material. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. The material does not include all relevant information relating to the Securities described therein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary, supersedes any information previously provided, and it is anticipated that it will change further. Any information contained herein will be more fully described in and will be fully superseded by the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities, or perform for or solicit investment banking services from, any company mentioned herein.

                  Deutsche Bank Securities CMO Model
                        Price / Yield Report

Bond Id             : COMM 99-1 A6
Bond Type           : WAC
Bond Name           : E (BBB/Baa2 13.5%)
Original Balance    : 81,945,000.00       Current Balance    : 81,945,000.00
Original Coupon     : 7.238434%           Current Coupon     : 7.238434%
Deal Description    : COMM 99-1 (RED)
Orig. Cutoff Date   : 3/1/99              Dated Date         : 3/1/99
Settlement Date     : 3/16/99             First Payment Date : 4/15/99
Prepay Method       : CPR
Scenario            : Lockout only

Market Levels       : TSY03M   TSY06M TSY01Y TSY02Y   TSY05Y  TSY10Y TSY30Y   1YRT    1MOT
                    : 4.6800  4.6800  4.6800  4.8810  4.9120  4.9840 5.3170  5.4900  5.9648

Report Generated    Thu Feb 18 11:56:19 1999

                    0.0       100.0        E1
     97-28        7.548       7.550     7.529
     98-04        7.510       7.512     7.493
     98-12        7.472       7.474     7.458
     98-20        7.434       7.435     7.423
     98-28        7.396       7.397     7.387
     99-04        7.359       7.359     7.352
     99-12        7.321       7.322     7.317
     99-20        7.284       7.284     7.282
     99-28        7.247       7.246     7.248
    100-04        7.210       7.209     7.213
    100-12        7.173       7.172     7.178
    100-20        7.136       7.134     7.144
    100-28        7.099       7.097     7.110
    101-04        7.062       7.060     7.075
    101-12        7.026       7.024     7.041
    101-20        6.990       6.987     7.007
    101-28        6.953       6.950     6.973

Ave Life          9.581       9.459    10.581
Ave Cashflow      7.647       7.565     8.316
Mod Dur           6.716       6.657     7.188
Window      10/08-10/08  08/08-9/08   10/09-10/09
Sprd/Avl      226.9/av   227.0/av    225.4/av
Sprd/AvCf     229.7/av   229.7/av    228.8/av
Sprd/Tsy     227.0/9.5   227.0/9.5   225.5/10.5
Bond Loss         0.00        0.00       0.00
Coll Loss         0.00        0.00       0.00

E1: Maturity Date are extended by 1 year

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such material. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. The material does not include all relevant information relating to the Securities described therein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary, supersedes any information previously provided, and it is anticipated that it will change further. Any information contained herein will be more fully described in and will be fully superseded by the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities, or perform for or solicit investment banking services from, any company mentioned herein.

                 Deutsche Bank Securities CMO Model
                        Price / Yield Report

Bond Id             : COMM 99-1 A7
Bond Type           : WAC
Bond Name           : F (BBB-/Baa3 12.00%)
Original Balance    : 19,667,000.00          Current Balance    : 19,667,000.00
Original Coupon     : 7.238434 %             Current Coupon     : 7.238434%
Deal Description    : COMM 99-1 (RED)
Orig. Cutoff Date   : 3/1/99                 Dated Date         : 3/1/99
Settlement Date     : 3/16/99                First Payment Date : 4/15/99
4/15/99             :
Prepay Method       : CPR
Scenario            : Lockout only

Market Levels       : TSY03M  TSY06M  TSY01Y  TSY02Y  TSY05Y TSY10Y TSY30Y    1YRT    1MOT
                    : 4.6800  4.6800  4.6800  4.8810  4.9120 4.9840  5.3170  5.4900  5.9648

Report Generated    Thu Feb 18 11:56:19 1999

                    0.0       100.0        E1

      91-14       8.574      8.579      8.489
      91-22       8.533      8.537      8.450
      91-30       8.491      8.495      8.411
      92-06       8.450      8.454      8.373
      92-14       8.409      8.413      8.334
      92-22       8.368      8.372      8.296
      92-30       8.327      8.331      8.257
      93-06       8.286      8.290      8.219
      93-14       8.246      8.249      8.181
      93-22       8.205      8.209      8.144
      93-30       8.165      8.168      8.106
      94-06       8.125      8.128      8.068
      94-14       8.085      8.088      8.031
      94-22       8.045      8.048      7.994
      94-30       8.005      8.008      7.956
      95-06       7.965      7.968      7.919
      95-14       7.926      7.929      7.882
Ave Life          9.581      9.543     10.581
Ave Cashflow,     7.647      7.622      8.316
Mod Dur           6.584      6.567      7.037
Window     10/08-10/08   9/08-10/08  10/09-10/09
Sprd/Avl      326.8/av   327.2/av      318.8/av
Sprd/AvCf     329.5/av   329.9/av      322.2/av
Sprd/Tsy     326.9/9.5   327.2/9.5     318.9/10.5
Bond Loss         0.00        0.00       0.00
Coll Loss         0.00        0.00       0.00

E1:        Maturity Date are extended by 1 year

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such material. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. The material does not include all relevant information relating to the Securities described therein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary, supersedes any information previously provided, and it is anticipated that it will change further. Any information contained herein will be more fully described in and will be fully superseded by the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities, or perform for or solicit investment banking services from, any company mentioned herein.

                       Deutsche Bank Securities CMO Model
                              Price / Yield Report

Bond Id             : COMM 99-1 X
Bond Type           : WACIO
Bond Name           : X (AAA/AAA IO)
Original Balance    : 1,311,125,920.05    Current Balance    : 1,311,125,920.05
Original Coupon     : 0.885946 %          Current Coupon     : 0.885946%
Deal Description    : COMM 99-1 (RED) TO CALL
Orig. Cutoff Date   : 3/1/99              Dated Date         : 3/1/99
Settlement Date     : 3/16/99             First Payment Date : 4/15/99
Prepay Method       : CPR
Scenario            : Lockout YM only

Market Levels       : TSY03M  TSY06M  TSY01Y  TSY02Y  TSY05Y TSY10Y  TSY30Y    1YRT   1MOT
                    : 4.7100  4.7100  4.7100  4.9430  4.9500 5.0400  5.3600  5.4900 5.9648

Report Generated    Mon Feb 22 15:00:23 1999

                    0.0      100.0        DEF3P         DEF5P        DEF7P

       4-06     12.644      12.365       10.957          9.890        8.809
       4-08     12.224      11.940       10.528          9.457        8.372
       4-10     11.813      11.526       10.110          9.035        7.944
       4-12     11.411      11.121        9.702          8.622        7.527
       4-14     11.019      10.725        9.303          8.219        7.119
       4-16     10.635      10.338        8.913          7.825        6.720
       4-18     10.260       9.959        8.531          7.439        6.330
       4-20      9.893       9.589        8.158          7.062        5.949
       4-22      9.533       9.226        7.792          6.693        5.575
       4-24      9.182       8.871        7.434          6.332        5.210
       4-26      8.837       8.523        7.084          5.978        4.852
       4-28      8.499       8.182        6.740          5.631        4.501
       4-30      8.168       7.848        6.404          5.291        4.157
       5-00      7.843       7.521        6.074          4.958        3.820
       5-02      7.525       7.199        5.750          4.631        3.490
       5-04      7.213       6.884        5.433          4.310        3.166
       5-06      6.906       6.575        5.121          3.996        2.848
Ave Life         8.801       8.637        8.263          7.946        7.649
Ave Cashflow     4.576       4.491        4.330          4.186        4.038
Mod Dur          3.720       3.687        3.658          3.622        3.581
Window       4/99-2/11   4/99-2/11    4/99-1/09      4/99-1/09    4/99-1/09
Sprd/Avl      451.5/av   421.1/av      278.3/av       169.0/av      57.8/av
Sprd/AvCf     458.4/av   427.7/av      284.4/av       174.5/av      62.8/av
Sprd/Tsy      451.1/9.0  421.3/8.5    277.9/8.5      168.9/8.0     58.0/7.5
Bond Loss         0.00        0.00         0.00           0.00         0.00
Coll Loss         0.00        0.00  76060606.32   120223331.8  159696401.82

DEF3P 3% CDR after 24 mo, 65% recovery, 12 mos. lag
DEF5P 5% CDR after 24 mo, 65% recovery, 12 mos. lag
DEF7P 7% CDR after 24 mo, 65% recovery, 12 mos. lag

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such material. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. The material does not include all relevant information relating to the Securities described therein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary, supersedes any information previously provided, and it is anticipated that it will change further. Any information contained herein will be more fully described in and will be fully superseded by the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities, or perform for or solicit investment banking services from, any company mentioned herein.

                       Deutsche Bank Securities CMO Model
                              Price / Yield Report

Bond Id             : COMM 99-1 A1
Bond Name           : A1 (AAA/Aaa2 31.0%)
Original Balance    : 181,434,000.00        Current Balance    : 181,434,000.00
Original Coupon     : 6.055000 %            Current Coupon     : 6.055000 %
Deal Description    : COMM 99-1 (RED)
Orig. Cutoff Date   : 3/1/99                Dated Date         : 3/1/99
Settlement Date     : 3/16/99               First Payment Date : 4/15/99
Prepay Method       : CPR
Scenario            : Lockout only

Market Levels       : TSY03M  TSY06M  TSY01Y TSY02Y  TSY05Y  TSY10Y  TSY30Y    1YRT    1MOT
                    : 4.6800  4.6800  4.6800  4.8810  4.9120 4.9840  5.3170  5.4900  5.9648

Report Generated    Thu Feb 18 10:29:57 1999

                    0.0       25.0        50.0       75.0       100.0

     98-16        6.446      6.550       6.602      6.631       6.662
     98-24        6.384      6.483       6.534      6.561       6.592
     99-00        6.321      6.417       6.466      6.492       6.521
     99-08        6.259      6.351       6.398      6.423       6.451
     99-16        6.197      6.286       6.330      6.355       6.381
     99-24        6.135      6.221       6.263      6.286       6.312
    100-00        6.074      6.156       6.196      6.218       6.242
    100-08        6.013      6.091       6.130      6.150       6.173
    100-16        5.952      6.026       6.063      6.083       6.104
    100-24        5.891      5.962       5.997      6.016       6.036
    101-00        5.830      5.898       5.931      5.949       5.967
    101-08        5.770      5.834       5.865      5.882       5.899
    101-16        5.710      5.770       5.800      5.815       5.831
    101-24        5.650      5.707       5.734      5.749       5.764
    102-00        5.590      5.643       5.669      5.683       5.696
    102-08        5.531      5.580       5.605      5.617       5.629
    102-16        5.472      5.518       5.540      5.551       5.562

Ave Life          5.000      4.668       4.518      4.440       4,357
Ave Cashflow      4.572      4.284       4.157      4.093       4.029
Mod Dur           4.075      3.848       3.740      3.679       3.609
Window        4/99-2/08  4/99-7/07   4/99-6/07  4/99-5/07  4/99-5/07
Sprd/Avl      104.0/av   111.8/av    115.6/av   117.7/av   119.9/av
Sprd/AvCf     104.4/av   112.2/av    116.0/av   118.0/av   120.2/av
Sprd/Tsy      104.0/5.0  111.9/4.5   115.6/4.5  117.6/4.5  119.7/4.5
Bond Loss         0.00        0.00       0.00        0.00       0.00
Coll Loss         0.00        0.00       0.00        0.00       0.00

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such material. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. The material does not include all relevant information relating to the Securities described therein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary, supersedes any information previously provided, and it is anticipated that it will change further. Any information contained herein will be more fully described in and will be fully superseded by the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities, or perform for or solicit investment banking services from, any company mentioned herein.

                 Deutsche Bank Securities CMO Model
                        Price / Yield Report

Bond Id             : COMM 99-1 A2
Bond Name           : A2 (AAA/Aaa2 31.0%)
Original Balance    : 723,242,000.00        Current Balance    : 723,242,000.00
Original Coupon     : 6.332000 %            Current Coupon     : 6.332000 %
Deal Description    : COMM 99-1 (RED)
Orig. Cutoff Date   : 3/1/99                Dated Date         : 3/1/99
Settlement Date     : 3/16/99               First Payment Date : 4/15/99
Prepay Method       : CPR
Scenario            : Lockout only

Market Levels       :  TSY03M  TSY06M  TSY01Y  TSY02Y TSY05Y  TSY10Y  TSY30Y    1YRT    1MOT
                    : 4.6800  4.6800  4.6800  4.8810  4.9120  4.9840 5.3170  5.4900  5.9648
Report Generated    : Thu Feb 18 10:29:58 1999

                    0.0       25.0        50.0       75.0       100.0

     99-16        6.453       6.454      6.454      6.454       6.454
     99-24        6.417       6.417      6.417      6.417       6.417
    100-00        6.380       6.380      6.380      6.380       6.379
    100-08        6.343       6.343      6.343      6.343       6.342
    100-16        6.307       6.307      6.307      6.306       6.305
    100-24        6.271       6.270      6.270      6.270       6.268
    101-00        6.234       6.234      6.234      6.233       6.231
    101-08        6.198       6.198      6.198      6.197       6.194
    101-16        6.162       6.162      6.161      6.161       6.157
    101-24        6.126       6.126      6.125      6.125       6.121
    102-00        6.091       6.090      6.089      6.089       6.084
    102-08        6.055       6.054      6.054      6.053       6.048
    102-16        6.019       6.019      6.018      6.017       6.012
    102-24        5.984       5.983      5.982      5.981       5.976
    103-00        5.949       5.948      5.947      5.946       5.940
    103-08        5.913       5.912      5.912      5.910       5.904
    103-16        5.878       5.877      5.876      5.875       5.868
Ave Life          9.247       9.222      9.202      9.179       9.016
Ave Cashflow,     7.555       7.537      7.524      7.507       7.393
Mod Dur           6.833       6.819      6.809      6.796       6.706
Window        2/08-9/08  7/07-9/08   6/07-9/08  5/07-9/08  5/07-7/08
Sprd/Avl      118.9/av   118.9/av    118.9/av   118.9/av   118.8/av
Sprd/AvCf     121.3/av   121.3/av    121.3/av   121.3/av   121.1/av
Sprd/Tsy      119.3/9.0  119.2/9.0   119.2/9.0  119.1/9.0  118.8/9.0
Bond Loss         0.00        0.00       0.00        0.00       0.00
Coll Loss         0.00        0.00       0.00        0.00       0.00


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such material. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. The material does not include all relevant information relating to the Securities described therein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary, supersedes any information previously provided, and it is anticipated that it will change further. Any information contained herein will be more fully described in and will be fully superseded by the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities, or perform for or solicit investment banking services from, any company mentioned herein.

                 Deutsche Bank Securities CMO Model
                        Price / Yield Report

Bond Id             : COMM 99-1 A3
Bond Name           : B (AA/Aa2 26.25%)
Original Balance    : 62,278,000.00         Current Balance    : 62,278,000.00
Original Coupon     : 6.450000 %            Current Coupon     : 6.450000 %
Deal Description    : COMM 99-1 (RED)
Orig. Cutoff Date   : 3/1/99                Dated Date         : 3/1/99
Settlement Date     : 3/16/99               First Payment Date : 4/15/99
Prepay Method       : CPR
Scenario            : Lockout only

Market Levels       : TSY03M  TSY06M  TSY01Y TSY02Y  TSY05Y  TSY10Y  TSY30Y    1YRT    1MOT
                    : 4.6800  4.6800  4.6800  4.8810  4.9120  4.9840 5.3170  5.4900  5.9648

Report Generated    Thu Feb 18 10:29:58 1999

                    0.0       25.0        50.0       75.0       100.0

     99-16        6.573       6.573      6.573      6.573       6.574
     99-24        6.537       6.537      6.537      6.537       6.537
    100-00        6.501       6.501      6.501      6.501       6.501
    100-08        6.465       6.465      6.465      6.465       6.464
    100-16        6.429       6.429      6.429      6.429       6.428
    100-24        6.394       6.394      6.393      6.393       6.392
    101-00        6.358       6.358      6.358      6.357       6.355
    101-08        6.323       6.323      6.322      6.322       6.319
    101-16        6.287       6.287      6.287      6.286       6.284
    101-24        6.252       6.252      6.251      6.251       6.248
    102-00        6.217       6.217      6.216      6.216       6.212
    102-08        6.182       6.182      6.181      6.180       6.177
    102-16        6.147       6.147      6.146      6.145       6.141
    102-24        6.112       6.112      6.111      6.110       6.106
    103-00        6.078       6.077      6.076      6.076       6.070
    103-08        6.043       6.042      6.042      6.041       6.035
    103-16        6.009       6.008      6.007      6.006       6.000

Ave Life          9.554       9.539      9.519      9.497       9.354
Ave Cashflow      7.748       7.737      7.724      7.708       7.609
Mod Dur           6.961       6.953      6.943      6.931       6.854
Window        9/08-10/08 9/08-10/08  9/08-10/08 9/08-9/08  7/08-8/08
Sprd/Avl      131.0/av   131.0/av    131.0/av   131.0/av   130.9/av
Sprd/AvCf     133.6/av   133.6/av    133.6/av   133.5/av   133.4/av
Sprd/Tsy      131.1/9.5  131.0/9.5   131.0/9.5  131.0/9.5  130.7/9.5
Bond Loss         0.00        0.00       0.00        0.00       0.00
Coll Loss         0.00        0.00       0.00        0.00       0.00

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such material. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. The material does not include all relevant information relating to the Securities described therein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary, supersedes any information previously provided, and it is anticipated that it will change further. Any information contained herein will be more fully described in and will be fully superseded by the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities, or perform for or solicit investment banking services from, any company mentioned herein.

                 Deutsche Bank Securities CMO Model
                        Price / Yield Report

Bond Id             : COMM 99-1 A4
Bond Name           : C (AA/Aa3 24.50%)
Original Balance    : 22,944,000.00         Current Balance    :  22,944,000.00
Original Coupon     : 6.509000 %            Current Coupon     : 6.509000 %
Deal Description    : COMM 99-1 (RED)
Orig. Cutoff Date   : 3/1/99                Dated Date         :  3/1/99
Settlement Date     : 3/16/99               First Payment Date : 4/15/99
Prepay Method       : CPR
Scenario            : Lockout only

Market Levels       : TSY03M  TSY06M  TSYO1Y TSY02Y  TSY05Y  TSY10Y  TSY30Y    1YRT    1MOT
                    : 4.6800  4.6800  4.6800  4.8810  4.9120  4.9840 5.3170  5.4900  5.9648

Report Generated    Thu Feb 18 10:29:58 1999

                    0.0        25.0         50.0       75.0         100.0

     99-16        6.634       6.634        6.634      6.634         6.634
     99-24        6.597       6.597        6.597      6.597         6.597
    100-00        6,561       6.561        6.561      6.561         6.561
    100-08        6.525       6.525        6.525      6.525         6.525
    100-16        6.490       6.490        6.490      6.490         6.488
    100-24        6.454       6.454        6.454      6.454         6.452
    101-00        6.418       6.418        6.418      6.418         6.416
    101-08        6.383       6.383        6.383      6.383         6.380
    101-16        6.348       6.348        6.348      6.347         6.344
    101-24        6.312       6.312        6.312      6.312         6.309
    102-00        6.277       6.277        6.277      6.277         6.273
    102-08        6.242       6.242        6.242      6.242         6.238
    102-16        6.207       6.207        6.207      6.207         6.202
    102-24        6.172       6.172        6.172      6.172         6.167
    103-00        6.138       6.138        6.138      6.137         6.132
    103-08        6.103       6.103        6.103      6.102         6.097
    103-16        6.068       6.068        6.068      6.068         6.062
Ave Life          9.581       9.581        9.581      9.562         9.414
Ave Cashflow      7.756       7.756        7.756      7.743         7.641
Mod Dur           6.956       6.956        6.956      6.946         6.868
Window     10/08-10/08 10/08-10/081  0/08-10/08   9/08-10/08   8/08-8/08
Sprd/Avl      137.0/av    137.0/av     137.0/av   136.9/av     136.9/av
Sprd/AvCf     139.6/av    139.6/av     139.6/av   139.6/av     139.4/av
Sprd/Tsy      137.1/9.5   137.1/9.5    137.1/9.5  137.0/9.5    136.8/9.5
Bond Loss         0.00        0.00         0.00       0.00          0.00
Coll Loss         0.00        0.00         0.00       0.00          0.00

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such material. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. The material does not include all relevant information relating to the Securities described therein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary, supersedes any information previously provided, and it is anticipated that it will change further. Any information contained herein will be more fully described in and will be fully superseded by the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities, or perform for or solicit investment banking services from, any company mentioned herein.

                 Deutsche Bank Securities CMO Model
                        Price / Yield Report

Bond Id             : COMM 99-1 A5
Bond Name           : D (A/A2 19.75%)
Original Balance    : 62,278,000.00          Current Balance    : 62,278,000,00
Original Coupon     : 6.608000 %             Current Coupon     : 6.608000 %
Deal Description    : COMM 99-1 (RED)
Orig. Cutoff Date   : 3/1/99                 Dated Date         :  3/1/99
Settlement Date     : 3/16/99                First Payment Date : 4/15/99
Prepay Method       : CPR
Scenario            : Lockout only

Market Levels       : TSY03M  TSY06M  TSYO1Y  TSY02Y  TSY05Y TSY10Y  TSY30Y   1YRT   1MOT
                    : 4.6800  4.6800  4.6800  4.8810  4.9120 4.9840  5.3170  5.4900  5.9648

Report Generated    Thu Feb 18 10:29:58 1999

                    0.0       25.0         50.0       75.0         100.0

     99-16       6.735       6.735        6.735       6.735        6.735
     99-24       6.699       6.699        6.699       6.699        6.699
    100-00       6.662       6.662        6.662       6.662        6.662
    100-08       6.626       6.626        6.626       6.626        6.625
    100-16       6.590       6.590        6.590       6.590        6.589
    100-24       6.554       6.554        6.554       6.554        6.553
    101-00       6.519       6.519        6.519       6.519        6.516
    101-08       6.483       6.483        6.483       6.483        6.480
    101-16       6.448       6.448        6.448       6.448        6.444
    101-24       6.412       6.412        6.412       6.412        6.408
    102-00       6.377       6.377        6.377       6.377        6.373
    102-08       6.342       6.342        6.342       6.342        6.337
    102-16       6.307       6.307        6.307       6.307        6.301
    102-24       6.272       6.272        6.272       6.272        6.266
    103-00       6.237       6.237        6.237       6.237        6.231
    103-08       6.202       6.202        6.202       6.202        6.196
    103-16       6.167       6.167        6.167       6.167        6.160

Ave Life         9.581       9.581        9.581       9.581        9.414
Ave Cashflow     7.739       7.739        7.739       7.739        7.624
Mod Dur          6.924       6.924        6.924       6.924        6.837
Window     10/08-10/08 10/08-10/08  10/08-10/08 10/08-10/08    8/08-8/08
Sprd/Avl      147.0/av    147.0/av     147.0/av    147.0/av    146.9/av
Sprd/AvCf     149.6/av    149.6/av     149.6/av    149.6/av    149.5/av
Sprd/Tsy     147.1/9.5   147.1/9.5     147.1/9.5   147.1/9.5   146.8/9.5
Bond Loss         0.00        0.00         0.00        0.00         0.00
Coll Loss         0.00        0.00         0.00        0.00         0.00


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such material. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. The material does not include all relevant information relating to the Securities described therein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary, supersedes any information previously provided, and it is anticipated that it will change further. Any information contained herein will be more fully described in and will be fully superseded by the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities, or perform for or solicit investment banking services from, any company mentioned herein.

                  Deutsche Bank Securities CMO Model
                        Price / Yield Report

Bond Id             : COMM 99-1 A6
Bond Type           : WAC
Bond Name           : E (BBB/Baa2 13.5%)
Original Balance    : 81,945,000.00          Current Balance    : 81,945,000.00
Original Coupon     : 7.238434 %             Current Coupon     : 7.238434 %
Deal Description    : COMM 99-1   (RED)
Orig. Cutoff Date   : 3/1/99                 Dated Date         : 3/1/99
Settlement Date     : 3/16/99                First Payment Date : 4/15/99
Prepay Method       : CPR
Scenario            : Lockout only

Market Levels       : TSY03M  TSY06M  TSY01Y  TSY02Y TSY05Y  TSY10Y  TSY30Y    1YRT   1MOT
                    :4.6800  4.6800  4.6800  4.8810  4.9120 4.9840  5.3170  5.4900  5.9648

Report Generated    Thu Feb 18 10:29:59 1999

                    0.0        25.0       50.0       75.0       100.0

     97-28       7.548       7.547      7.547       7.547      7.550
     98-04       7.510       7.509      7.509       7.509      7.512
     98-12       7.472       7.471      7.471       7.471      7.474
     98-20       7.434       7.433      7.433       7.433      7.435
     98-28       7.396       7.395      7.395       7.395      7.397
     99-04       7.359       7.358      7.358       7.358      7.359
     99-12       7.321       7.320      7.320       7.320      7.322
     99-20       7.284       7.283      7.283       7.283      7.284
     99-28       7.247       7.246      7.246       7.246      7.246
    100-04       7.210       7.209      7.208       7.208      7.209
    100-12       7.173       7.172      7.171       7.171      7.172
    100-20       7.136       7.135      7.135       7.135      7.134
    100-28       7.099       7.098      7.098       7.098      7.097
    101-04       7.062       7.062      7.061       7.061      7.060
    101-12       7.026       7.025      7.025       7.025      7.024
    101-20       6.990       6.989      6.988       6.988      6.987
    101-28       6.953       6.952      6.952       6.952      6.950
Ave Life         9.581       9.581      9.581       9.581      9.459
Ave Cashflow     7.647       7.647      7.647       7.647      7.565
Mod Dur          6.716       6.716      6.716       6.716      6.657
Window     10/08-10/08 10/08-10/0810/08-10/08 10/08-10/08  8/08-9/08
Sprd/Avl      226.9/av    226.8/av   226.8/av    226.8/av  227.0/av
Sprd/AvCf     229.7/av    229.6/av   229.5/av    229.5/av  229.7/av
Sprd/Tsy     227.0/9.5   226.9/9.5  226.9/9.5   226.9/9.5  227.0/9.5
Bond Loss         0.00        0.00       0.00        0.00       0.00
Coll Loss         0.00        0.00       0.00        0.00       0.00

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such material. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. The material does not include all relevant information relating to the Securities described therein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary, supersedes any information previously provided, and it is anticipated that it will change further. Any information contained herein will be more fully described in and will be fully superseded by the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities, or perform for or solicit investment banking services from, any company mentioned herein.

                  Deutsche Bank Securities CMO Model
                        Price / Yield Report

Bond Id             : COMM 99-1 A7
Bond Type           : WAC
Bond Name           : F (BBB-/Baa3 12.00%)
Original Balance    : 19,667,000.00          Current Balance    : 19,667,000.00
Original Coupon     : 7.238434 %             Current Coupon     : 7.238434 %
Deal Description    : COMM 99-1 (RED)
Orig. Cutoff Date   : 3/1/99                 Dated Date         : 3/1/99
Settlement Date     : 3/16/99                First Payment Date : 4/15/99
Prepay Method       : CPR
Scenario            : Lockout only

Market Levels       : TSY03M  TSY06M  TSY01Y  TSY02Y TSY05Y  TSY10Y  TSY30Y    1YRT   1MOT
                    : 4.6800  4.6800  4.6800  4.8810  4.9120  4.9840 5.3170  5.4900  5.9648

Report Generated    Thu Feb 18 10:29:59 1999

                    0.0        25.0       50.0       75.0       100.0

      91-14       8.574      8.573       8.573      8.573       8.579
      91-22       8.533      8.532       8.531      8.531       8.537
      91-30       8.491      8.490       8.490      8.490       8.495
      92-06       8.450      8.449       8.449      8.449       8.454
      92-14       8.409      8.408       8.407      8.407       8.413
      92-22       8.368      8.367       8.366      8.366       8.372
      92-30       8.327      8.326       8.326      8.326       8.331
      93-06       8.286      8.285       8.285      8.285       8.290
      93-14       8.246      8.245       8.244      8.244       8.249
      93-22       8.205      8.204       8.204      8.204       8.209
      93-30       8.165      8.164       8.164      8.164       8.168
      94-06       8.125      8.124       8.123      8.123       8.128
      94-14       8.085      8.084       8.083      8.083       8.088
      94-22       8.045      8.044       8.044      8.043       8.048
      94-30       8.005      8.004       8.004      8.004       8.008
      95-06       7.965      7.965       7.964      7.964       7.968
      95-14       7.926      7.925       7.925      7.925       7.929
Ave Life          9.581      9.581       9.581      9.581       9.543
Ave Cashflow      7.647      7.647       7.647      7.647       7.622
Mod Dur           6.584      6.584       6.584       6.584      6.567
Window     10/08-10/08 10/08-10/08 10/08-10/08 10/08-10/08  9/08-10/08
Sprd/Avl      326.8/av    326.7/av   326.6/av    326.6/av  327.2/av
Sprd/AvCf     329.5/av    329.5/av   329.4/av    329.4/av  329.9/av
Sprd/Tsy      326.9/9.5   326.8/9.5  326.8/9.5   326.7/9.5 327.2/9.5
Bond Loss         0.00        0.00       0.00        0.00       0.00
Coll Loss         0.00        0.00       0.00        0.00       0.00

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such material. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. The material does not include all relevant information relating to the Securities described therein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary, supersedes any information previously provided, and it is anticipated that it will change further. Any information contained herein will be more fully described in and will be fully superseded by the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities, or perform for or solicit investment banking services from, any company mentioned herein.

                  Deutsche Bank Securities CMO Model
                        Price / Yield Report

Bond Id             : COMM 99-1 X
Bond Type           : WACIO
Bond Name           : X (AAA/AAA IO)
Original Balance    : 1,311,125,920.05        Current Balance    : 1,311,125,920.05
Original Coupon     : 0.885946 %              Current Coupon     : 0.885946 %
Deal Description    : COMM 99-1 (RED) TO CALL
Orig. Cutoff Date   : 3/1/99                  Dated Date         : 3/1/99
Settlement Date     : 3/16/99                 First Payment Date : 4/15/99
Prepay Method       : CPR
Scenario            : Lockout only

Market Levels       : TSY03M  TSY06M  TSY01Y  TSY02Y TSY05Y  TSY10Y  TSY30Y    1YRT    1MOT
                    : 4.6800  4.6800  4.6800  4.8810  4.9120  4.9840 5.3170  5.4900  5.9648

Report Generated    Thu Feb 18 10:46:46 1999

                    0.0        25.0       50.0       75.0       100.0

       4-06      12.644     12.685     12.701      12.695     12.513
       4-08      12.224     12.261     12.276      12.268     12.082
       4-10      11.813     11.848     11.861      11.852     11.661
       4-12      11.411     11.444     11.455      11.445     11.250
       4-14      11.019     11.049     11.059      11.047     10.848
       4-16      10.635     10.663     10.671      10.658     10.455
       4-18      10.260     10.286     10.292      10,278     10.071
       4-20       9.893      9.916      9.921       9.906      9.695
       4-22       9.533      9.555      9.558       9.541      9.327
       4-24       9.182      9.200      9.202       9.185      8.966
       4-26       8.837      8.854      8.854       8.835      8.613
       4-28       8.499      8.514      8.513       8.493      8.268
       4-30       8.168      8.181      8.179       8.157      7.929
       5-00       7.843      7.854      7.851       7.828      7.596
       5-02       7.525      7.534      7.529       7.506      7.271
       5-04       7.213      7.220      7.214       7.189      6.951
       5-06       6.906      6.911      6.904       6.879      6.637

Ave Life         8.801       8.737      8.703       8.676      8.539
Ave Cashflow     4.576       4.548      4.536       4.527      4.463
Mod Dur          3.720       3.697      3.682       3.670      3.633
Window        4/99-2/11  4/99-11/10  4/99-11/10 4/99-11/10 4/99-11/10
Sprd/Avl      456.7/av   458.9/av    459.3/av   457.6/av   436.4/av
Sprd/AvCf     462.6/av   464.7/av    465.1/av   463.4/av   442.0/av
Sprd/Tsy      456.4/9.0  459.2/8.5   459.6/8.5  457.9/8.5  436.4/8.5
Bond Loss         0.00        0.00       0.00        0.00       0.00
Coll Loss         0.00        0.00       0.00        0.00       0.00

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such material. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. The material does not include all relevant information relating to the Securities described therein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary, supersedes any information previously provided, and it is anticipated that it will change further. Any information contained herein will be more fully described in and will be fully superseded by the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities, or perform for or solicit investment banking services from, any company mentioned herein.

                  Deutsche Bank Securities CMO Model
                        Price / Yield Report

Bond Id             : COMM 99-1_DEF A1
Bond Name           : Al (AAA/Aaa2 31.0%)
Original Balance    : 181,434,000.00       Current Balance    : 181,434,000.00
Original Coupon     : 6.055000 %           Current Coupon     : 6.055000 %
Deal Description    : COMM 99-1 (RED)
Orig. Cutoff Date   : 3/1/99               Dated Date         : 3/1/99
Settlement Date     : 3/16/99              First Payment Date : 4/15/99
Prepay Method       : CPR
Scenario            : Lockout YM and penalty (greater than)3.0%

Market Levels       : TSY03M  TSY06M  TSYO1Y TSY02Y  TSY05Y  TSY10Y  TSY30Y    1YRT    1MOT
                    : 4.6800  4.6800  4.6800  4.8810 4.9120  4.9840  5.3170  5.4900  5.9648

Report Generated    Thu Feb 18 10:33:12 1999

                    0.0       DEF1        DEF2       DEF3        DEF4      DEF5

     98-16        6.446      6.478       6.502      6.521       6.537     6.549
     98-24        6.384      6.409       6.428      6.444       6.456     6.466
     99-00        6.321      6.340       6.355      6.367       6.376     6.383
     99-08        6.259      6.272       6.282      6.290       6.296     6.301
     99-16        6.197      6.204       6.209      6.213       6.216     6.219
     99-24        6.135      6.136       6.136      6.136       6.136     6.137
    100-00        6.074      6.068       6.064      6.060       6.057     6.055
    100-08        6.013      6.001       5.991      5.984       5.978     5.974
    100-16        5.952      5.934       5.920      5.908       5.900     5.892
    100-24        5.891      5.867       5.848      5.833       5.821     5.811
    101-00        5.830      5.800       5.776      5.758       5.743     5.731
    101-08        5.770      5.734       5.705      5.683       5.665     5.651
    101-16        5.710      5.668       5.634      5.608       5.587     5.571
    101-24        5.650      5.602       5.564      5.534       5.510     5.491
    102-00        5.590      5.536       5.493      5.460       5.433     5.411
    102-08        5.531      5.470       5.423      5.386       5.356     5.332
    102-16        5.472      5.405       5.353      5.312       5.279     5.253
Ave Life          5.000      4.438       4.080      3.838       3.665     3.536
Ave Cashflow      4.572      4.075       3.758      3.543       3.389     3.274
Mod Dur           4.075      3.703       3.456      3.284       3.158     3.063
Window        4/99-2/08  4/99-11/06  4/99-12/05 4/99-5/05  4/99-11/04  4/99-7/04
Sprd/Avl      104.0/av   102.8/av    101.7/av   100.8/av   100.1/av    99.5/av
Sprd/AvCf     104.4/av   103.1/av    102.0/av   101.2/av   100.4/av    99.8/av
Sprd/Tsy      104.0/5.0  102.7/4.5   101.8/4.01 00.7/4.0   100.3/3.5   99.6/3.5
Bond Loss         0.00        0.00        0.00       0.00        0.00      0.00
Coll Loss         0.00 26745068.60 52077330.76  76060606.32 98756268.89 120223331.83

DEF1     1% CDR after 24 mo, 65% recovery, 12 mos. lag
DEF2     2% CDR after 24 mo, 65% recovery, 12 mos. lag
DEF3     3% CDR after 24 mo, 65% recovery, 12 mos. lag
DEF4     4% CDR after 24 mo, 65% recovery, 12 mos. lag
DEF5     5% CDR after 24 mo, 65% recovery, 12 mos. lag

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such material. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. The material does not include all relevant information relating to the Securities described therein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary, supersedes any information previously provided, and it is anticipated that it will change further. Any information contained herein will be more fully described in and will be fully superseded by the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities, or perform for or solicit investment banking services from, any company mentioned herein.

                 Deutsche Bank Securities CMO Model
                        Price / Yield Report

Bond Id             : COMM 99-1_DEF A2
Bond Name           : A2 (AAA/Aaa2 31.0%)
Original Balance    : 723,242,000.00       Current Balance    : 723,242,000.00
Original Coupon     : 6.332000 %           Current Coupon     : 6.332000 %
Deal Description    : COMM 99-1 (RED)
Orig. Cutoff Date   : 3/1/99               Dated Date         : 3/1/99
Settlement Date     : 3/16/99              First Payment Date : 4/15/99
Prepay Method       : CPR
Scenario            : Lockout YM and penalty (greater than)3.0%

Market Levels       : TSY03M  TSY06M  TSY01Y  TSY02Y TSY05Y  TSY10Y  TSY30Y    1YRT    1MOT
                    : 4.6800  4.6800  4.6800  4.8810  4.9120 4.9840  5.3170  5.4900  5.9648

Report Generated    Thu Feb 18 10:33:12 1999

                    0.0        DEF1           DEF2           DEF3            DEF4           DEF5
     99-16        6.453       6.454          6.454           6.454          6.455          6.455
     99-24        6.417       6.417          6.417           6.417          6.417          6.417
    100-00        6.380       6.380          6.380           6.379          6.379          6.378
    100-08        6.343       6.343          6.342           6.342          6.341          6.340
    100-16        6.307       6.306          6.306           6.304          6.303          6.302
    100-24        6.271       6.270          6.269           6.267          6.265          6.263
    101-00        6.234       6.234          6.232           6.230          6.228          6.225
    101-08        6.198       6.197          6.195           6.193          6.190          6.188
    101-16        6.162       6.161          6.159           6.156          6.153          6.150
    101-24        6.126       6.125          6.123           6.119          6.116          6.112
    102-00        6.091       6.089          6.086           6.083          6.079          6.075
    102-08        6.055       6.053          6.050           6.046          6.042          6.037
    102-16        6.019       6.018          6.014           6.010          6.005          6.000
    102-24        5.984       5.982          5.978           5.974          5.968          5.963
    103-00        5.949       5.946          5.943           5.937          5.932          5.925
    103-08        5.913       5.911          5.907           5.901          5.895          5.889
    103-16        5.878       5.876          5.871           5.865          5.859          5.852
Ave Life          9.247       9.195          9.097           8.975          8.843          8.704
Ave Cashflow      7.555       7.519          7.454           7.374          7.287          7.196
Mod Dur           6.833       6.804          6.747           6.676          6.596          6.513
Window        2/08-9/08  11/06-9/08      12/05-9/08     5/05-9/08      11/04-9/08      7/04-9/08
Sprd/Avl      118.9/av   118.9/av        118.8/av       118.7/av       118.6/av        118.4/av
Sprd/AvCf     121.3/av   121.3/av        121.2/av       121.0/av       120.8/av        120.6/av
Sprd/Tsy      119.3/9.0  119.2/9.0       118.9/9.0      118.7/9.0      118.4/9.0       118.7/8.5
Bond Loss         0.00        0.00            0.00            0.00           0.00           0.00
Coll Loss         0.00 26745068.60     52077330.76     76060606.32    98756268.89   120223331.83

DEF1    1% CDR after 24 mo, 65% recovery, 12 mos. lag
DEF2    2% CDR after 24 mo, 65% recovery, 12 mos. lag
DEF3    3% CDR after 24 mo, 65% recovery,12 mos. lag
DEF4    4% CDR after 24 mo, 65% recovery,12 mos. lag
DEF5    5% CDR after 24 mo, 65% recovery,12mos. lag

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such material. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. The material does not include all relevant information relating to the Securities described therein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary, supersedes any information previously provided, and it is anticipated that it will change further. Any information contained herein will be more fully described in and will be fully superseded by the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities, or perform for or solicit investment banking services from, any company mentioned herein.

                 Deutsche Bank Securities CMO Model
                        Price / Yield Report

Bond Id             : COMM 99-1_DEF A3
Bond Name           : B (AA/Aa2 26.25%)
Original Balance    : 62,278,000.00      Current Balance    : 62,278,000.00
Original Coupon     : 6.450000 %         Current Coupon     : 6.450000 %
Deal Description    : COMM 99-1 (RED)
Orig. Cutoff Date   : 3/1/99             Dated Date         : 3/1/99
Settlement Date     : 3/16/99            First Payment Date : 4/15/99
Prepay Method       : CPR
Scenario            : Lockout YM and penalty  3.0%

Market Levels       : TSY03M  TSY06M  TSY01Y  TSY02Y TSY05Y  TSY10Y  TSY30Y    1YRT    1MOT
                    : 4.6800  4.6800  4.6800 4.8810  4.9120  4.9840  5.3170  5.4900  5.9648

Report Generated    Thu Feb 18 10:33:12 1999

                    0.0           DEF1            DEF2           DEF3            DEF4           DEF5
     99-16        6.573           6.573          6.573          6.573           6.573          6.573
     99-24        6.537           6.537          6.537          6.537           6.537          6.537
    100-00        6.501           6.501          6.501          6.501           6.501          6.501
    100-08        6.465           6.465          6.465          6.465           6.465          6.465
    100-16        6.429           6.429          6.430          6.430           6.430          6.430
    100-24        6.394           6.394          6.394          6.394           6.394          6.394
    101-00        6.358           6.358          6.358          6.358           6.358          6.358
    101-08        6.323           6.323          6.323          6.323           6.323          6.323
    101-16        6.287           6.287          6.288          6.288           6.288          6.288
    101-24        6.252           6.252          6.252          6.252           6.252          6.252
    102-00        6.217           6.217          6.217          6.217           6.217          6.217
    102-08        6.182           6.182          6.182          6.182           6.182          6.182
    102-16        6.147           6.147          6.147          6.147           6.147          6.147
    102-24        6.112           6.112          6.112          6.113           6.113          6.113
    103-00        6.078           6.078          6.078          6.078           6.078          6.078
    103-08        6.043           6.043          6.043          6.043           6.043          6.044
    103-16        6.009           6.009          6.009          6.009           6.009          6.009
Ave Life          9.554           9.557          9.559          9.562           9.564          9.566
Ave Cashflow      7.748           7.750          7.751          7.753           7.755          7.756
Mod Dur           6.961           6.963          6.964          6.965           6.966          6.968
Window        9/08-10/08     9/08-10/08      9/08-10/08     9/08-10/08     9/08-10/08      9/08-10/08
Sprd/Avl      131.0/av       131.0/av        131.0/av       131.0/av       131.0/av        131.0/av
Sprd/AvCf     133.6/av       133.6/av        133.6/av       133.6/av       133.6/av        133.6/av
Sprd/Tsy      131.1/9.5      131.1/9.5       131.1/9.5      131.1/9.5      131.1/9.5       131.1/9.5
Bond Loss         0.00            0.00           0.00            0.00            0.00           0.00
Coll Loss         0.00      26745068.60     52077330.76     76060606.32   98756268.89     120223331.83

DEF1     1% CDR after 24 mo, 65% recovery, 12 mos. lag
DEF2     2% CDR after 24 mo, 65% recovery, 12 mos. lag
DEF3     3% CDR after 24 mo, 65% recovery, 12 mos. lag
DEF4     4% CDR after 24 mo, 65% recovery, 12 mos. lag
DEF5     5% CDR after 24 mo, 65% recovery, 12 mos. lag

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such material. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. The material does not include all relevant information relating to the Securities described therein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary, supersedes any information previously provided, and it is anticipated that it will change further. Any information contained herein will be more fully described in and will be fully superseded by the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities, or perform for or solicit investment banking services from, any company mentioned herein.

                 Deutsche Bank Securities CMO Model
                        Price / Yield Report

Bond Id             : COMM 99-1_DEF A4
Bond Name           : C (AA/Aa3 24.50%)
Original Balance    : 22,944,000.00          Current Balance    : 22,944,000.00
Original Coupon     : 6.509000 %             Current Coupon     : 6.509000 %
Deal Description    : COMM 99-1 (RED)
Orig. Cutoff Date   : 3/1/99                 Dated Date         : 3/1/99
Settlement Date     : 3/16/99                First Payment Date : 4/15/99
Prepay Method       : CPR
Scenario            : Lockout YM and penalty (greater than)3.0%

Market Levels       : TSY03M  TSY06M  TSY01Y  TSY02Y  TSY05Y TSY10Y  TSY30Y   1YRT    1MOT
                    : 4.6800  4.6800  4.6800  4.8810  4.9120 4.9840  5.3170  5.4900  5.9648

Report Generated    Thu Feb 18 10:33:13 1999


                   0.0            DEF1            DEF2           DEF3           DEF4           DEF5
     99-16       6.634           6.634          6.634           6.634          6.634          6.634
     99-24       6.597           6.597          6.597           6.597          6.597          6.597
    100-00       6.561           6.561          6.561           6.561          6.561          6.561
    100-08       6.525           6.525          6.525           6.525          6.525          6.525
    100-16       6.490           6.490          6.490           6.490          6.490          6.490
    100-24       6.454           6.454          6.454           6.454          6.454          6.454
    101-00       6.418           6.418          6.418           6.418          6.418          6.418
    101-08       6.383           6.383          6.383           6.383          6.383          6.383
    101-16       6.348           6.348          6.348           6.348          6.348          6.348
    101-24       6.312           6.312          6.312           6.312          6.312          6.312
    102-00       6.277           6.277          6.277           6.277          6.277          6.277
    102-08       6.242           6.242          6.242           6.242          6.242          6.242
    102-16       6.207           6.207          6.207           6.207          6.207          6.207
    102-24       6.172           6.172          6.172           6.172          6.172          6.172
    103-00       6.138           6.138          6.138           6.138          6.138          6.138
    103-08       6.103           6.103          6.103           6.103          6.103          6.103
    103-16       6.068           6.068          6.068           6.068          6.068          6.068
Ave Life         9.581           9.581          9.581           9.581          9.581          9.581
Ave Cashflow     7.756           7.756          7.756           7.756          7.756          7.756
Mod Dur          6.956           6.956          6.956           6.956          6.956          6.956
Window     10/08-10/08     10/08-10/08    10/08-10/08     10/08-10/08    10/08-10/08    10/08-10/08
Sprd/Avl      137.0/av        137.0/av       137.0/av        137.0/av       137.0/av       137.0/av
Sprd/AvCf     139.6/av        139.6/av       139.6/av        139.6/av       139.6/av       139.6/av
Sprd/Tsy      137.1/9.5       137.1/9.5      137.1/9.5       137.1/9.5      137.1/9.5      137.1/9.5
Bond Loss         0.00            0.00           0.00            0.00           0.00           0.00
Coll Loss         0.00     26745068.60    52077330.76     76060606.32    98756268.89     120223331.83

DEF1          1% CDR after 24 mo, 65% recovery,12 mos. lag
DEF2          2% CDR after 24 mo, 65% recovery,12 mos. lag
DEF3          3% CDR after 24 mo, 65% recovery,12 mos. lag
DEF4          4% CDR after 24 mo, 65% recovery,12 mos. lag
DEF5          5% CDR after 24 mo, 65% recovery,12mos. lag


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such material. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. The material does not include all relevant information relating to the Securities described therein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary, supersedes any information previously provided, and it is anticipated that it will change further. Any information contained herein will be more fully described in and will be fully superseded by the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities, or perform for or solicit investment banking services from, any company mentioned herein.

                 Deutsche Bank SECURITIES CMO MODel
                        Price / Yield Report

Bond Id             : COMM 99-1_DEF A5
Bond Name           : D (A/A2 19.75%)
Original Balance    : 62,278,000.00      Current Balance    : 62,278,000.00
Original Coupon     : 6.608000 %         Current Coupon     : 6.608000 %
Deal Description    : COMM 99-1 (RED)
Orig. Cutoff Date   : 3/1/99             Dated Date         : 3/1/99
Settlement Date     : 3/16/99            First Payment Date : 4/15/99
Prepay Method       : CPR
Scenario            : Lockout YM and penalty (greater than)3.0%

Market Levels       : TSY03M  TSY06M  TSY01Y  TSY02Y TSY05Y  TSY10Y  TSY30Y    1YRT    1MOT
                    : 4.6800  4.6800  4.6800  4.8810 4.9120  4.9840  5.3170  5.4900  5.9648

Report Generated    Thu Feb 18 10:33:13 1999

                    0.0       DEF1           DEF2           DEF3            DEF4           DEF5
     99-16       6.735       6.735          6.735           6.735          6.735          6.735
     99-24       6.699       6.699          6.699           6.699          6.699          6.699
    100-00       6.662       6.662          6.662           6.662          6.662          6.662
    100-08       6.626       6.626          6.626           6.626          6.626          6.626
    100-16       6.590       6.590          6.590           6.590          6.590          6.590
    100-24       6.554       6.554          6.554           6.554          6.554          6.554
    101-00       6.519       6.519          6.519           6.519          6.519          6.519
    101-08       6.483       6.483          6.483           6.483          6.483          6.483
    101-16       6.448       6.448          6.448           6.448          6.448          6.448
    101-24       6.412       6.412          6.412           6.412          6.412          6.412
    102-00       6.377       6.377          6.377           6.377          6.377          6.377
    102-08       6.342       6.342          6.342           6.342          6.342          6.342
    102-16       6.307       6.307          6.307           6.307          6.307          6.307
    102-24       6.272       6.272          6.272           6.272          6.272          6.272
    103-00       6.237       6.237          6.237           6.237          6.237          6.237
    103-08       6.202       6.202          6.202           6.202          6.202          6.202
    103-16       6.167       6.167          6.167           6.167          6.167          6.167
Ave Life         9.581       9.581          9.581           9.581          9.581          9.581
Ave Cashflow     7.739       7.739          7.739           7.739          7.739          7.739
Mod Dur          6.924       6.924          6.924           6.924          6.924          6.924
Window     10/08-10/08 10/08-10/08    10/08-10/08     10/08-10/08    10/08-10/08    10/08-10/08
Sprd/Avl      147.0/av    147.0/av       147.0/av        147.0/av       147.0/av       147.0/av
Sprd/AvCf     149.6/av    149.6/av       149.6/av        149.6/av       149.6/av       149.6/av
Sprd/Tsy      147.1/9.5   147.1/9.5      147.1/9.5       147.1/9.5      147.1/9.5      147.1/9.5
Bond Loss         0.00        0.00           0.00            0.00           0.00           0.00
Coll Loss         0.00 26745068.60    52077330.76     76060606.32    98756268.89    120223331.83

DEF1     1% CDR after 24 mo, 65% recovery, 12 mos. lag
DEF2     2% CDR after 24 mo, 65% recovery, 12 mos. lag
DEF3     3% CDR after 24 mo, 65% recovery, 12 mos. lag
DEF4     4% CDR after 24 mo, 65% recovery, 12 mos. lag
DEF5     5% CDR after 24 mo, 65% recovery, 12 mos. lag

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such material. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. The material does not include all relevant information relating to the Securities described therein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary, supersedes any information previously provided, and it is anticipated that it will change further. Any information contained herein will be more fully described in and will be fully superseded by the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities, or perform for or solicit investment banking services from, any company mentioned herein.

                 Deutsche Bank Securities CMO Model
                        Price / Yield Report

Bond Id             : COMM 99-1_DEF A6
Bond Type           : WAC
Bond Name           : E (BBB/Baa2 13.5%)
Original Balance    : 81,945,000.00        Current Balance    : 81,945,000.00
Original Coupon     : 7.238434 %           Current Coupon     : 7.238434%
Deal Description    : COMM 99-1 (RED)
Orig. Cutoff Date   : 3/1/99               Dated Date         : 3/1/99
Settlement Date     : 3/16/99              First Payment Date : 4/15/99
Prepay Method       : CPR
Scenario            : Lockout YM and penalty (greater than)3.0%

Market Levels       : TSY03H  TSY06M  TSY01Y TSY02Y  TSY05Y  TSY10Y  TSY30Y    1YRT    1MOT
                    : 4.6800  4.6800  4.6800 4.8810  4.9120  4.9840  5.3170  5.4900  5.9648

Report Generated    Thu Feb 18 10:33:13 1999

                    0.0           DEF1            DEF2           DEF3            DEF4           DEFS
     97-28        7.548           7.548          7.548          7.548           7.548          7.548
     98-04        7.510           7.510          7.510          7.510           7.510          7.510
     98-12        7.472           7.472          7.472          7.472           7.472          7.472
     98-20        7.434           7.434          7.434          7.434           7.435          7.435
     98-28        7.396           7.396          7.396          7.397           7.397          7.397
     99-04        7.359           7.359          7.359          7.359           7.359          7.360
     99-12        7.321           7.321          7.321          7.322           7.322          7.322
     99-20        7.284           7.284          7.284          7.284           7.285          7.285
     99-28        7.247           7.247          7.247          7.247           7.248          7.248
    100-04        7.210           7.210          7.210          7.210           7.211          7.211
    100-12        7.173           7.173          7.173          7.173           7.174          7.174
    100-20        7.136           7.136          7.136          7.137           7.137          7.138
    100-28        7.099           7.099          7.099          7.100           7.100          7.101
    101-04        7.062           7.062          7.063          7.063           7.064          7.064
    101-12        7.026           7.026          7.026          7.027           7.027          7.028
    101-20        6.990           6.990          6.990          6.990           6.991          6.992
    101-28        6.953           6.953          6.954          6.954           6.955          6.956
Ave Life          9.581           9.581          9.585          9.600           9.615          9.629
Ave Cashflow      7.647           7.647          7.650          7.660           7.670          7.680
Mod Dur           6.716           6.716          6.718          6.726           6.733          6.740
Window     10/08-10/08     10/08-10/08     10/08-11/08     10/08-11/08    10/08-11/08    10/08-11/08
Sprd/Avl      226.9/av        226.9/av       226.9/av        226.9/av       226.9/av       226.9/av
Sprd/AvCf     229.7/av        229.7/av       229.7/av        229.7/av       229.7/av       229.7/av
Sprd/Tsy      227.0/9.5       227.0/9.5      227.0/9.5       227.1/9.5      227.1/9.5      227.1/9.5
Bond Loss         0.00            0.00           0.00            0.00           0.00           0.00
Coll Loss         0.00     26745068.60     52077330.76    76060606.32    98756268.89     120223331.83

DEF1     1% CDR after 24 mo, 65% recovery, 12 mos. lag
DEF2     2% CDR after 24 mo, 65% recovery, 12 mos. lag
DEF3     3% CDR after 24 mo, 65% recovery, 12 mos. lag
DEF4     4% CDR after 24 mo, 65% recovery, 12 mos. lag
DEF5     5% CDR after 24 mo, 65% recovery, 12 mos. lag

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such material. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. The material does not include all relevant information relating to the Securities described therein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary, supersedes any information previously provided, and it is anticipated that it will change further. Any information contained herein will be more fully described in and will be fully superseded by the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities, or perform for or solicit investment banking services from, any company mentioned herein.

                 Deutsche Bank Securities CMO Model
                        Price / Yield Report

Bond Id             : COMM 99-1_DEF A7
Bond Type           : WAC
Bond Name           : F (BBB-/Baa3 12.00%)
Original Balance    : 19,667,000.00      Current Balance    : 19,667,000.00
Original Coupon     : 7.238434 %         Current Coupon     : 7.238434 %
Deal Description    : COMM 99-1 (RED)
Orig. Cutoff Date   : 3/1/99             Dated Date         : 3/1/99
Settlement Date     : 3/16/99            First Payment Date : 4/15/99
Prepay Method       : CPR
Scenario            : Lockout YM and penalty (greater than)3.0%

Market Levels         TSY03M  TSY06M  TSYO1Y TSY02Y  TSY05Y  TSY10Y  TSY30Y    1YRT    1MOT
                    : 4.6800  4.6800  4.6800 4.8810  4.9120  4.9840  5.3170  5.4900  5.9648

Report Generated    Thu Feb 18 10:33:14 1999

                    0.0           DEF1           DEF2           DEF3            DEF4           DEF5
      91-14      8.574           8.572          8.568           8.568          8.568          8.562
      91-22      8.533           8.530          8.527           8.527          8.527          8.521
      91-30      8.491           8.489          8.486           8.486          8.486          8.480
      92-06      8.450           8.448          8.445           8.445          8.445          8.439
      92-14      6.409           8.407          8.404           8.404          8.404          8.399
      92-22      8.368           8.366          8.363           8.363          8.363          8.358
      92-30      8.327           8.325          8.323           8.323          8.322          8.318
      93-06      8.286           8.285          8.282           8.282          8.282          8.277
      93-14      8.246           8.244          8.242           8.242          8.242          8.237
      93-22      8.205           8.204          8.201           8.202          8.201          8.197
      93-30      8.165           8.163          8.161           8.161          8.161          8.158
      94-06      8.125           8.123          8.122           8.122          8.121          8.118
      94-14      8.085           8.083          8.082           8.082          8.082          8.078
      94-22      8.045           8.044          8.042           8.042          8.042          8.039
      94-30      8.005           8.004          8.003           8.003          8.003          7.999
      95-06      7.965           7.965          7.963           7.963          7.963          7.960
      95-14      7.926           7.925          7.924           7.924          7.924          7.921
Ave Life         9.581           9.614          9.664           9.664          9.666          9.739
Ave Cashflow     7.647           7.670          7.703           7.703          7.705          7.755
Mod Dur          6.584           6.599          6.623           6.623          6.624          6.658
Window     10/08-10/08     10/08-11/08    11/08-11/08     11/08-11/08    11/08-12/08    11/08-12/08
Sprd/Avl      326.8/av        326.6/av       326.3/av        326.3/av       326.2/av       325.7/av
Sprd/AvCf     329.5/av        329.4/av       329.1/av        329.1/av       329.1/av       328.6/av
Sprd/Tsy      326.9/9.5       326.7/9.5      326.5/9.5       326.5/9.5      326.5/9.5      326.1/9.5
Bond Loss         0.00            0.00           0.00            0.00           0.00           0.00
Coll Loss         0.00     26745068.60    52077330.76     76060606.32    98756268.89   120223331.83

DEF1     1% CDR after 24 mo, 65% recovery, 12 mos. lag
DEF2     2% CDR after 24 mo, 65% recovery, 12 mos. lag
DEF3     3% CDR after 24 mo, 65% recovery, 12 mos. lag
DEF4     4% CDR after 24 mo, 65% recovery, 12 mos. lag
DEF5     5% CDR after 24 mo, 65% recovery, 12 mos. lag

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such material. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. The material does not include all relevant information relating to the Securities described therein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary, supersedes any information previously provided, and it is anticipated that it will change further. Any information contained herein will be more fully described in and will be fully superseded by the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities, or perform for or solicit investment banking services from, any company mentioned herein.

                 Deutsche Bank Securities CHO Model
                        Price / Yield Report

Bond Id             : COMM 99-1_DEF X
Bond Type           : WACIO
Bond Name           : X (AAA/AAA IO)
Original Balance    : 1,311,125,920.05         Current Balance    : 1,311,125,920.05
Original Coupon     : 0.885946 %               Current Coupon     : 0.885946 %
Deal Description    : COMM 99-1 (RED) TO CALL
Orig. Cutoff Date   : 3/1/99                   Dated Date         : 3/1/99
Settlement Date     : 3/16/99                  First Payment Date : 4/15/99
Prepay Method       : CPR
Scenario            : Lockout YM and penalty (greater than)3.0%

Market Levels       : TSY03M  TSY06M TSYO1Y  TSY02Y  TSY05Y  TSY10Y  TSY30Y   1YRT    1MOT
                    : 4.6800  4.6800 4.6800  4.8810  4.9120  4.9840  5.3170 5.4900  5.9648

Report Generated    Thu Feb 18 10:51:37 1999


                    0.0           DEF1            DEF2           DEF3            DEF4           DEF5
       4-06     12.644          12.059         11.491          10.957         10.425           9.890
       4-08     12.224          11.635         11.065          10.528          9.994           9.457
       4-10     11.813          11.222         10.649          10.110          9.574           9.035
       4-12     11.411          10.818         10.243           9.702          9.164           8.622
       4-14     11.019          10.423          9.846           9.303          8.763           8.219
       4-16     10.635          10.036          9.457           8.913          8.371           7.825
       4-18     10.260           9.659          9.078           8.531          7.987           7.439
       4-20      9.893           9.289          8.706           8.158          7.612           7.062
       4-22      9.533           8.927          8.342           7.792          7.245           6.693
       4-24      9.182           8.573          7.986           7.434          6.885           6.332
       4-26      8.837           8.226          7.637           7.084          6.533           5.978
       4-28      8.499           7.886          7.295           6.740          6.188           5.631
       4-30      8.168           7.553          6.960           6.404          5.850           5.291
       5-00      7.843           7.227          6.631           6.074          5.518           4.958
       5-02      7.525           6.906          6.309           5.750          5.193           4.631
       5-04      7.213           6.592          5.993           5.433          4.874           4.310
       5-06      6.906           6.283          5.683           5.121          4.561           3.996

Ave Life         8.801           8.610          8.430           8.263          8.102          7.946
Ave Cashflow     4.576           4.484          4.401           4.330          4.259          4.186
Mod Dur          3.720           3.696          3.675           3.658          3.641          3.622
Window        4/99-2/11      4/99-11/09     4/99-1/09       4/99-1/09      4/99-1/09       4/99-1/09
Sprd/Avl      456.7/av       396.4/av       338.1/av        283.3/av       228.8/av        173.9/av
Sprd/AvCf     462.6/av       402.1/av       343.6/av        288.7/av       234.0/av        178.9/av
Sprd/Tsy      456.4/9.0      396.5/8.5      338.0/8.5       283.0/8.5      229.0/8.0       173.8/8.0
Bond Loss        0.00            0.00            0.00            0.00           0.00            0.00
Coll Loss        0.00     26745068.60     52077330.76     76060606.32    98756268.89    120223331.83

DEF1     1% CDR after 24 mo, 65% recovery, 12 mos. lag
DEF2     2% CDR after 24 mo, 65% recovery, 12 mos. lag
DEF3     3% CDR after 24 mo, 65% recovery, 12 mos. lag
DEF4     4% CDR after 24 mo, 65% recovery, 12 mos. lag
DEF5     5% CDR after 24 mo, 65% recovery, 12 mos. lag

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such material. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. The material does not include all relevant information relating to the Securities described therein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary, supersedes any information previously provided, and it is anticipated that it will change further. Any information contained herein will be more fully described in and will be fully superseded by the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities, or perform for or solicit investment banking services from, any company mentioned herein.

                 Deutsche Bank Securities CMO Model
                       Price / Yield Report

Bond Id             : COMM 99-1 A1
Bond Name           : A1 (AAA/Aaa2 31.0%)
Original Balance    : 181,434,000.00      Current Balance    : 181,434,000.00
Original Coupon     : 6.055000 %          Current Coupon     : 6.055000 %
Deal Description    : COMM 99-1 (RED)
Orig. Cutoff Date   : 3/1/99              Dated Date         : 3/1/99
Settlement Date     : 3/16/99             First Payment Date : 4/15/99
Prepay Method       : CPR
Scenario            : Lockout YM only

Market Levels       : TSY03M  TSY06M  TSY01Y TSY02Y  TSY05Y  TSY10Y  TSY30Y   1YRT    1MOT
                    : 4.6800  4.6800  4.6800 4.8810  4.9120  4.9840  5.3170 5.4900  5.9648

Report Generated    Thu Feb 18 10:27:27 1999


                    0.0       25.0        50.0       75.0       100.0
     98-16        6.446       6.446      6.446      6.446       6.447
     98-24        6.384       6.384      6.384      6.384       6.384
     99-00        6.321       6.321      6.321      6.321       6.322
     99-08        6.259       6.259      6.259      6.259       6.259
     99-16        6.197       6.197      6.197      6.197       6.197
     99-24        6.135       6.135      6.135      6.135       6.135
    100-00        6.074       6.074      6.074      6.074       6.074
    100-08        6.013       6.013      6.013      6.013       6.013
    100-16        5.952       5.952      5.952      5.952       5.951
    100-24        5.891       5.891      5.891      5.891       5.891
    101-00        5.830       5.830      5.830      5.830       5.830
    101-08        5.770       5.770      5.770      5.770       5.769
    101-16        5.710       5.710      5.710      5.710       5.709
    101-24        5.650       5.650      5.650      5.650       5.649
    102-00        5.590       5.590      5.590      5.590       5.589
    102-08        5.531       5.531      5.531      5.531       5.530
    102-16        5.472       5.472      5.471      5.471       5.470

Ave Life          5.000       4.998      4.996      4.995       4.986
Ave Cashflow      4.572       4.570      4.568      4.567       4.559
Mod Dur          4.075        4.074      4.073      4.072       4.067
Window        4/99-2/08  4/99-1/08   4/99-1/08  4/99-12/07 4/99-10/07
Sprd/Avl      104.0/av   104.0/av    104.0/av   104.0/av   104.0/av
Sprd/AvCf     104.4/av   104.4/av    104.4/av   104.4/av   104.4/av
Sprd/Tsy      104.0/5.0  104.0/5.0   104.0/5.0    104.0/5.0   103.9/5.0
Bond Loss         0.00        0.00       0.00       0.00        0.00
Coll Loss         0.00        0.00       0.00       0.00        0.00

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such material. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. The material does not include all relevant information relating to the Securities described therein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary, supersedes any information previously provided, and it is anticipated that it will change further. Any information contained herein will be more fully described in and will be fully superseded by the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities, or perform for or solicit investment banking services from, any company mentioned herein.

                 Deutsche Bank Securities CMO Model
                        Price / Yield Report

Bond Id            : COMM 99-1 A2
Bond Name          : A2 (AAA/Aaa2 31.0%)
Original Balance   : 723,242,000.00         Current Balance    : 723,242,000.00
Original Coupon    : 6.332000 %             Current Coupon     : 6.332000 %
Deal Description   : COMM 99-1 (RED)
Orig. Cutoff Date  : 3/1/99                 Dated Date         : 3/1/99
Settlement Date    : 3/16/99                First Payment Date : 4/15/99
Prepay Method      : CPR
Scenario           : Lockout YM only

Market Levels      : TSY03M  TSY06M  TSY01Y TSY02Y  TSY05Y  TSY10Y  TSY30Y   1YRT    1MOT
                   : 4.6800  4.6800  4.6800 4.8810  4.9120  4.9840  5.3170 5.4900  5.9648

Report Generated   Thu Feb 18 10:27:27 1999

                 0.0      25.0      50.0      75.0    100.0

     99-16     6.453     6.454     6.454     6.454    6.454
     99-24     6.417     6.417     6.417     6.417    6.417
    100-00     6.380     6.380     6.380     6.380    6.379
    100-08     6.343     6.343     6.343     6.343    6.342
    100-16     6.307     6.307     6.307     6.307    6.305
    100-24     6.271     6.270     6.270     6.270    6.268
    101-00     6.234     6.234     6.234     6.234    6.231
    101-08     6.198     6.198     6.198     6.197    6.194
    101-16     6.162     6.162     6.162     6.161    6.158
    101-24     6.126     6.126     6.126     6.125    6.121
    102-00     6.091     6.090     6.090     6.089    6.085
    102-08     6.055     6.055     6.054     6.053    6.048
    102-16     6.019     6.019     6.018     6.018    6.012
    102-24     5.984     5.983     5.983     5.982    5.976
    103-00     5.949     5.948     5.948     5.947    5.940
    103-08     5.913     5.913     5.912     5.911    5.904
    103-16     5.878     5.878     5.877     5.876    5.669
Ave Life       9.247     9.236     9.220     9.197    9.030
Ave Cashflow   7.555     7.547     7.536     7.520    7.403
Mod Dur        6.833     6.827     6.819     6.806    6.714
Window        2/08-9/08  1/08-9/08   1/08-9/08  12/07-9/08 10/07-7/08
Sprd/Avl      118.9/av   118.9/av    118.9/av   118.9/av   118.8/av
Sprd/AvCf     121.3/av   121.3/av    121.3/av   121.3/av   121.1/av
Sprd/Tsy      119.3/9.0  119.2/9.0   119.2/9.0  119.2/9.0  118.8/9.0
Bond Loss         0.00        0.00       0.00       0.00        0.00
Coll Loss         0.00        0.00       0.00       0.00        0.00

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such material. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. The material does not include all relevant information relating to the Securities described therein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary, supersedes any information previously provided, and it is anticipated that it will change further. Any information contained herein will be more fully described in and will be fully superseded by the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities, or perform for or solicit investment banking services from, any company mentioned herein.

                 Deutsche Bank Securities CHO Model
                       Price / Yield Report

Bond Id             : COMM 99-1 A3
Bond Name           : B (AA/Aa2 26.25%)
Original Balance    : 62,278,000.00        Current Balance    : 62,278,000.00
Original Coupon     : 6.450000 %           Current Coupon     : 6.450000 %
Deal Description    : COMM 99-1 (RED)
Orig. Cutoff Date   : 3/1/99               Dated Date         : 3/1/99
Settlement Date     : 3/16/99              First Payment Date : 4/15/99
Prepay Method       : CPR
Scenario            : Lockout YM only

Market Levels       : TSY03M  TSY06M  TSY01Y  TSY02Y TSY05Y  TSY10Y  TSY30Y   1YRT    1MOT
                    : 4.6800  4.6800  4.6800  4.8810 4.9120  4.9840  5.3170 5.4900  5.9648

Report Generated    Thu Feb 18 10:27:28 1999

                    0.0       25.0        50.0       75.0       100.0
     99-16        6.573      6.573       6.573      6.573       6.574
     99-24        6.537      6.537       6.537      6.537       6.537
    100-00        6.501      6.501       6.501      6.501       6.501
    100-08        6.465      6.465       6.465      6.465       6.464
    100-16        6.429      6.429       6.429      6.429       6.428
    100-24        6.394      6.394       6.393      6.393       6.392
    101-00        6.358      6.358       6.358      6.357       6.355
    101-08        6.323      6.323       6.322      6.322       6.319
    101-16        6.287      6.287       6.287      6.286       6.284
    101-24        6.252      6.252       6.251      6.251       6.248
    102-00        6.217      6.217       6.216      6.216       6.212
    102-08        6.182      6.182       6.181      6.180       6.177
    102-16        6.147      6.147       6.146      6.145       6.141
    102-24        6.112      6.112       6.111      6.110       6.106
    103-00        6.078      6.077       6.076      6.076       6.071
    103-08        6.043      6.043       6.042      6.041       6.035
    103-16        6.009      6.008       6.007      6.006       6.000
Ave Life          9.554      9.540       9.521      9.497       9.355
Ave Cashflow      7.748      7.738       7.725      7.708       7.610
Mod Dur           6.961      6.954       6.943      6.931      6.855
Window        9/08-10/08 9/08-10/08  9/08-10/08 9/08-9/08  7/08-8/08
Sprd/Avl      131.0/av   131.0/av    131.0/av   131.0/av   130.9/av
Sprd/AvCf     133.6/av   133.6/av    133.6/av   133.5/av   133.4/av
Sprd/Tsy      131.1/9.5  131.0/9.5   131.0/9.5  131.0/9.5  130.7/9.5
Bond Loss         0.00        0.00       0.00        0.00       0.00
Coll Loss         0.00        0.00       0.00        0.00       0.00

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such material. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. The material does not include all relevant information relating to the Securities described therein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary, supersedes any information previously provided, and it is anticipated that it will change further. Any information contained herein will be more fully described in and will be fully superseded by the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities, or perform for or solicit investment banking services from, any company mentioned herein.

                 Deutsche Bank Securities CMO Model
                        Price / Yield Report

Bond Id             : COMM 99-1 A4
Bond Name           : C (AA/Aa3 24.50%)
Original Balance    : 22,944,000.00         Current Balance    : 22,944,000.00
Original Coupon     : 6.509000 %            Current Coupon     : 6.509000 %
Deal Description    : COMM 99-1 (RED)
Orig. Cutoff Date   : 3/1/99                Dated Date         : 3/1/99
Settlement Date     : 3/16/99               First Payment Date : 4/15/99
Prepay Method       : CPR
Scenario            : Lockout YM only

Market Levels       : TSY03M  TSY06M  TSY01Y TSY02Y  TSY05Y  TSY10Y  TSY30Y    1YRT    1MOT
                    : 4.6800  4.6800  4.6800  4.8810  4.9120 4.9840  5.3170  5.4900  5.9648

Report Generated    Thu Feb 18 10:27:28 1999

                    0.0       25.0        50.0       75.0       100.0

     99-16       6.634       6.634      6.634       6.634      6.634
     99-24       6.597       6.597      6.597       6.597      6.597
    100-00       6.561       6.561      6.561       6.561      6.561
    100-08       6.525       6.525      6.525       6.525      6.525
    100-16       6.490       6.490      6.490       6.490      6.488
    100-24       6.454       6.454      6.454       6.454      6.452
    101-00       6.418       6.418      6.418       6.418      6.416
    101-08       6.383       6.383      6.383       6.383      6.380
    101-16       6.348       6.348      6.348       6.347      6.344
    101-24       6.312       6.312      6.312       6.312      6.309
    102-00       6.277       6.277      6.277       6.277      6.273
    102-08       6.242       6.242      6.242       6.242      6.238
    102-16       6.207       6.207      6.207       6.207      6.202
    102-24       6.172       6.172      6.172       6.172      6.167
    103-00       6.138       6.138      6.138       6.137      6.132
    103-08       6.103       6.103      6.103       6.102      6.097
    103-16       6.068       6.068      6.068       6.068      6.062
Ave Life         9.581       9.581      9.581       9.566      9.414
Ave Cashflow     7.756       7.756      7.756       7.746      7.641
Mod Dur          6.956       6.956      6.956       6.948      6.868
Window     10/08-10/08 10/08-10/08 10/08-10/08  9/08-10/08  8/08-8/08
Sprd/Avl      137.0/av    137.0/av   137.0/av    136.9/av  136.9/av
Sprd/AvCf     139.6/av    139.6/av   139.6/av    139.6/av  139.4/av
Sprd/Tsy      137.1/9.5   137.1/9.5  137.1/9.5   137.0/9.5 136.8/9.5
Bond Loss         0.00        0.00       0.00        0.00       0.00
Coll Loss         0.00        0.00       0.00        0.00       0.00

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such material. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. The material does not include all relevant information relating to the Securities described therein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary, supersedes any information previously provided, and it is anticipated that it will change further. Any information contained herein will be more fully described in and will be fully superseded by the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities, or perform for or solicit investment banking services from, any company mentioned herein.

                 Deutsche Bank Securities CMO Model
                       Price / Yield Report

Bond Id             : COMM 99-1 A5
Bond Name           : D (A/A2 19.75%)
Original Balance    : 62,278,000.00         Current Balance    : 62,278,000.00
Original Coupon     : 6.608000 %            Current Coupon     : 6.608000 %
Deal Description    : COMM 99-1 (RED)
Orig. Cutoff Date   : 3/1/99                Dated Date         : 3/1/99
Settlement Date     : 3/16/99               First Payment Date : 4/15/99
Prepay Method       : CPR
Scenario            : Lockout YM only

Market Levels       : TSY03M  TSY06M  TSY01Y  TSY02Y TSY05Y  TSY10Y  TSY30Y    1YRT    1MOT
                    : 4.6800  4.6800  4.6800  4.8810  4.9120 4.9840  5.3170  5.4900  5.9648

Report Generated    Thu Feb 18 10:27:28 1999

                        0.0       25.0           50.0          75.0       100.0

     99-16           6.735       6.735          6.735          6.735      6.735
     99-24           6.699       6.699          6.699          6.699      6.699
    100-00           6.662       6.662          6.662          6.662      6.662
    100-08           6.626       6.626          6.626          6.626      6.625
    100-16           6.590       6.590          6.590          6.590      6.589
    100-24           6.554       6.554          6.554          6.554      6.553
    101-00           6.519       6.519          6.519          6.519      6.516
    101-08           6.483       6.483          6.483          6.483      6.480
    101-16           6.448       6.448          6.448          6.448      6.444
    101-24           6.412       6.412          6.412          6.412      6.408
    102-00           6.377       6.377          6.377          6.377      6.373
    102-08           6.342       6.342          6.342          6.342      6.337
    102-16           6.307       6.307          6.307          6.307      6.301
    102-24           6.272       6.272          6.272          6.272      6.266
    103-00           6.237       6.237          6.237          6.237      6.231
    103-08           6.202       6.202          6.202          6.202      6.196
    103-16           6.167       6.167          6.167          6.167      6.160
Ave Life             9.581       9.581          9.581          9.581      9.414
Ave Cashflow         7.739       7.739          7.739          7.739      7.624
Mod Dur              6.924       6.924          6.924          6.924      6.837
Window         10/08-10/08 10/08-10/08    10/08-10/08    10/08-10/08  8/08-8/08
Sprd/Avl          147.0/av    147.0/av       147.0/av       147.0/av  146.9/av
Sprd/AvCf         149.6/av    149.6/av       149.6/av       149.6/av  149.5/av
Sprd/Tsy         147.1/9.5   147.1/9.5      147.1/9.5      147.1/9.5  146.8/9.5
Bond Loss             0.00        0.00           0.00           0.00       0.00
Coll Loss             0.00        0.00           0.00           0.00       0.00


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such material. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. The material does not include all relevant information relating to the Securities described therein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary, supersedes any information previously provided, and it is anticipated that it will change further. Any information contained herein will be more fully described in and will be fully superseded by the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities, or perform for or solicit investment banking services from, any company mentioned herein.

                 Deutsche Bank Securities CMO Model
                       Price / Yield Report

Bond Id            : COMM 99-1 A6
Bond Type          :  WAC
Bond Name          : E (BBB/Baa2 13.5%)
Original Balance   : 81,945,000.00       Current Balance    : 81,945,000.00
Original Coupon    : 7.238434 %          Current Coupon     : 7.238434 %
Deal Description   : COMM 99-1 (RED)
Orig. Cutoff Date  : 3/1/99              Dated Date         : 3/1/99
Settlement Date    : 3/16/99             First Payment Date : 4/15/99
Prepay Method      : CPR
scenario           : Lockout YM only

Market Levels      : TSY03M  TSY06M  TSY01Y TSY02Y  TSY05Y  TSY10Y  TSY30Y   1YRT    1MOT
                   : 4.6800  4.6800  4.6800 4.8810  4.9120  4.9840  5.3170 5.4900  5.9648

Report Generated   : Thu Feb 18 10:27:29 1999

                    0.0       25.0           50.0       75.0          100.0
     97-28        7.548      7.548           7.548      7.548           7.552
     98-04        7.510      7.510           7.510      7.510           7.514
     98-12        7.472      7.472           7.472      7.472           7.475
     98-20        7.434      7.434           7.434      7.435           7.437
     98-28        7.396      7.396           7.397      7.397           7.399
     99-04        7.359      7.359           7.359      7.359           7.361
     99-12        7.321      7.321           7.322      7.322           7.324
     99-20        7.284      7.284           7.284      7.284           7.286
     99-28        7.247      7.247           7.247      7.247           7.248
    100-04        7.210      7.210           7.210      7.210           7.211
    100-12        7.173      7.173           7.173      7.173           7.174
    100-20        7.136      7.136           7.136      7.136           7.136
    100-28        7.099      7.099           7.099      7.100           7.099
    101-04        7.062      7.063           7.063      7.063           7.062
    101-12        7.026      7.026           7.026      7.026           7.025
    101-20        6.990      6.990           6.990      6.990           6.989
    101-28        6.953      6.953           6.954      6.954           6.952
Ave Life          9.581      9.581           9.581      9.581           9.459
Ave Cashflow      7.647      7.647           7.647      7.647           7.565
Mod Dur           6.716       6.716          6.716      6.716           6.656
Window     10/08-10/08 10/08-10/08    10/08-10/08 10/08-10/08      8/08-9/08
Sprd/Avl      226.9/av    226.9/av       226.9/av    226.9/av      227.2/av
Sprd/AvCf     229.7/av    229.7/av       229.7/av    229.7/av      229.9/av
Sprd/Tsy     227.0/9.5   227.0/9.5      227.0/9.5   227.0/9.5      227.1/9.5
Bond Loss         0.00        0.00           0.00        0.00           0.00
Coll Loss         0.00        0.00           0.00        0.00           0.00

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such material. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. The material does not include all relevant information relating to the Securities described therein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary, supersedes any information previously provided, and it is anticipated that it will change further. Any information contained herein will be more fully described in and will be fully superseded by the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities, or perform for or solicit investment banking services from, any company mentioned herein.

                 Deutsche Bank Securities CMO Model
                        Price / Yield Report

Bond Id            : COMM 99-1 A7
Bond Type          : WAC
Bond Name          : F (BBB-/Baa3 12.00%)
Original Balance   : 19,667,000.00            Current Balance    : 19,667,000.00
Original Coupon    : 7.238434 %               Current Coupon     : 7.238434 %
Deal Description   : COMM 99-1 (RED)
Orig. Cutoff Date  : 3/1/99                   Dated Date         : 3/1/99
Settlement Date    : 3/16/99                  First Payment Date : 4/15/99
Prepay Method      : CPR
Scenario           : Lockout YM only

Market Levels      : TSY03M  TSY06M  TSY01Y  TSY02Y TSY05Y  TSY10Y  TSY30Y   1YRT    1MOT
                     4.6800  4.6800  4.6800  4.8810 4.9120  4.9840  5.3170 5.4900  5.9648

Report Generated   : Thu Feb 18 10:27:29 1999

                  0.0         25.0         50.0        75.0           100.0

      91-14     8.574        8.574        8.574       8.575           8.581
      91-22     8.533        8.533        8.533       8.533           8.539
      91-30     8.491        8.491        8.491       8.492           8.497
      92-06     8.450        8.450        8.450       8.450           8.456
      92-14     8.409        8.409        8.409       8.409           8.415
      92-22     8.368        8.368        8.368       8.368           8.374
      92-30     8.327        8.327        8.327       8.327           8.333
      93-06     8.286        8.286        8.286       8.287           8.292
      93-14     8.246        8.246        8.246       8.246           8.251
      93-22     8.205        8.205        8.205       8.206           8.211
      93-30     8.165        8.165        8.165       8.165           8.170
      94-06     8.125        8.125        8.125       8.125           8.130
      94-14     8.085        8.085        8.085       8.085           8.090
      94-22     8.045        8.045        8.045       8.045           8.050
      94-30     8.005        8.005        8.005       8.005           8.010
      95-06     7.965        7.966        7.966       7.966           7.970
      95-14     7.926        7.926        7.926       7.926           7.931
Ave Life        9.581        9.581        9.581       9.581           9.545
Ave Cashflow    7.647        7.647        7.647       7.647           7.623
Mod Dur         6.584        6.584        6.584       6.584           6.567
Window       10/08-10/08  10/08-10/08  10/08-10/08   10/08-10/08     9/08-10/08
Sprd/Avl      326.8/av     326.8/av     326.8/av      326.8/av       327.4/av
Sprd/AvCf     329.5/av     329.6/av     329.6/av      329.6/av       330.1/av
Sprd/Tsy      326.9/9.5    326.9/9.5    326.9/9.5     326.9/9.5      327.4/9.5
Bond Loss       0.00         0.00         0.00          0.00               0.00
Coll Loss       0.00         0.00         0.00          0.00               0.00


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such material. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. The material does not include all relevant information relating to the Securities described therein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary, supersedes any information previously provided, and it is anticipated that it will change further. Any information contained herein will be more fully described in and will be fully superseded by the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities, or perform for or solicit investment banking services from, any company mentioned herein.

                 Deutsche Bank Securities CMO Model
                       Price / Yield Report

Bond Id            : COMM 99-1 X
Bond Type          : WACIO
Bond Name          : X (AAA/AAA IO)
Original Balance   : 1,311,125,920.05      Current Balance    : 1,311,125,920.05
Original Coupon    : 0.885946 %            Current Coupon     : 0.885946 %
Deal Description   : COMM 99-1 (RED) TO CALL
Orig. Cutoff Date  : 3/1/99                Dated Date         : 3/1/99
Settlement Date    : 3/16/99               First Payment Date : 4/15/99
Prepay Method      : CPR
Scenario             Lockout YM only

Market Levels      : TSY03M  TSY06H  TSYO1Y  TSY02Y TSY05Y  TSY10Y  TSY30Y   1YRT    1MOT
                     4.6800  4.6800  4.6800  4.8810  4.9120 4.9840  5.3170  5.4900  5.9648

Report Generated   : Thu Feb 18 10:44:54 1999

                   0.0        25.0       50.0        75.0       100.0

       4-06     12.644      12.630     12.610      12.582     12.365
       4-08     12.224      12.209     12.189      12.160     11.940
       4-10     11.813      11.798     11.778      11.748     11.526
       4-12     11.411      11.396     11.376      11.346     11.121
       4-14     11.019      11.003     10.983      10.953     10.725
       4-16     10.635      10.620     10.599      10.568     10.338
       4-18     10.260      10.244     10.224      10.192      9.959
       4-20      9.893       9.877      9.856       9.825      9.589
       4-22      9.533       9.517      9.496       9.464      9.226
       4-24      9.182       9.165      9.144       9.112      8.871
       4-26      8.837       8.820      8.799       8.766      8.523
       4-28      8.499       8.482      8.461       8.428      8.182
       4-30      8.168       8.151      8.129       8.096      7.848
       5-00      7.843       7.826      7.804       7.771      7.521
       5-02      7.525       7.508      7.485       7.452      7.199
       5-04      7.213       7.195      7.173       7.139      6.884
       5-06      6.906       6.889      6.866       6.832      6.575

Ave Life         8.801       8.793      8.782       8.766      8.637
Ave Cashflow     4.576       4.571      4.565       4.556      4.491
Mod Dur          3.720       3.718      3.716       3.712      3.687
Window        4/99-2/11  4/99-2/11  4/99-2/11   4/99-2/11  4/99-2/11
Sprd/Avl      456.7/av   455.1/av   453.0/av    449.8/av   426.2/av
Sprd/AvCf     462.6/av   461.0/av   458.9/av    455.7/av   431.9/av
Sprd/Tsy      456.4/9.0  454.8/9.0  452.7/9.0   449.5/9.0  426.4/8.5
Bond Loss         0.00        0.00       0.00        0.00       0.00
Coll Loss         0.00        0.00       0.00        0.00       0.00

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such material. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. The material does not include all relevant information relating to the Securities described therein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary, supersedes any information previously provided, and it is anticipated that it will change further. Any information contained herein will be more fully described in and will be fully superseded by the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities, or perform for or solicit investment banking services from, any company mentioned herein.

                 Deutsche Bank Securities CMO Model
                        Price / Yield Report

Bond Id            : COMM 99-1 A1
Bond Name          : A1 (AAA/Aaa2 31.0%)
Original Balance   : 181,434,000.00          Current Balance    : 181,434,000.00
Original Coupon    : 5.950000 %              Current Coupon     : 5.950000 %
Deal Description   : COMM 99-1 (RED)
Orig. Cutoff Date  : 3/1/99                  Dated Date         : 3/1/99
Settlement Date    : 3/16/99                 First Payment Date : 4/15/99
Prepay Method      : CPR
Scenario           : Lockout only

Market Levels     :  TSY03M  TSY06M TSYO1Y  TSY02Y  TSY05Y  TSY10Y  TSY30Y   1YRT    1MOT
                     4.6280  4.6280 4.6280  4.7730  4.7960  4.9100  5.3460 5.4900  5.9648

Report Generated   : Thu Feb 11 09:43:19 1999

                   0.0        25.0       50.0       75.0       100.0

      98-16      6.338       6.442      6.495      6.523       6.555
      98-24      6.276       6.376      6.427      6.454       6.484
      99-00      6.214       6.310      6.359      6.385       6.414
      99-08      6.152       6.245      6.291      6.317       6.344
      99-16      6.090       6.180      6.224      6.248       6.274
      99-24      6.029       6.114      6.157      6.180       6.205
     100-00      5.968       6.050      6.090      6.112       6.136
     100-08      5.907       5.985      6.024      6.045       6.067
     100-16      5.846       5.921      5.958      5.977       5.998
     100-24      5.785       5.856      5.892      5.910       5.930
     101-00      5.725       5.792      5.826      5.843       5.862
     101-08      5.665       5.729      5.760      5.777       5.794
     101-16      5.605       5.665      5.695      5.710       5.726
     101-24      5.545       5.602      5.630      5.644       5.659
     102-00      5.486       5.539      5.565      5.578       5.591
     102-08      5.426       5.476      5.500      5.513       5.524
     102-16      5.367       5.414      5.436      5.447       5.458

Ave Life         5.000      4.668       4.518      4.440      4.357
Ave Cashflow     4.577      4.289       4.162      4.098      4.033
Mod Dur         4.089       3.861       3.751      3.690      3.620
Window        4/99-2/08   4/99-7/07  4/99-6/07  4/99-5/07    4/99-5/07
Sprd/Avl      105.0/av    112.7/av   116.5/av  118.6/av      120.7/av
Sprd/AvCf     105.3/av    113.0/av   116.8/av  118.8/av      121.0/av
Sprd/Tsy      105.0/5.0   112.8/4.5  116.6/4.5 118.5/4.5     120.6/4.5
Bond Loss        0.00        0.00       0.00       0.00       0.00
Coll Loss        0.00        0.00       0.00       0.00       0.00

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such material. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. The material does not include all relevant information relating to the Securities described therein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary, supersedes any information previously provided, and it is anticipated that it will change further. Any information contained herein will be more fully described in and will be fully superseded by the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities, or perform for or solicit investment banking services from, any company mentioned herein.

                 Deutsche Bank Securities CMO Model
                        Price / Yield Report

Bond Id            : COMM 99-1 A2
Bond Name          : A2 (AAA/Aaa2 31.0%)
Original Balance   : 723,242,000.00      Current Balance    : 723,242,000.00
Original Coupon    : 6.292000 %          Current Coupon     : 6.292000 %
Deal Description   : COMM 99-1 (RED)
Orig. Cutoff Date  : 3/1/99              Dated Date         : 3/1/99
Settlement Date    : 3/16/99             First Payment Date : 4/15/99
Prepay Method      : CPR
Scenario           : Lockout only

Market Levels      : TSY03M  TSY06M TSY01Y  TSY02Y  TSY05Y  TSY10Y  TSY30Y   1YRT    1MOT
                   : 4.6280  4.6280  4.6280  4.7730 4.7960  4.9100  5.3460  5.4900  5.9648

Report Generated   : Thu Feb 11 09:43:20 1999

                    0.0        25.0       50.0       75.0       100.0

     99-16        6.413      6.413       6.413      6.413      6.413
     99-24        6.376      6.376       6.376      6.376      6.376
    100-00        6.339      6.339       6.339      6.339      6.339
    100-08        6.303      6.303       6.303      6.302      6.301
    100-16        6.266      6.266       6.266      6.266      6.264
    100-24        6.230      6.230       6.230      6.229      6.227
    101-00        6.194      6.194       6.193      6.193      6.190
    101-08        6.158      6.157       6.157      6.157      6.154
    101-16        6.122      6.121       6.121      6.120      6.117
    101-24        6.086      6.086       6.085      6.084      6.081
    102-00        6.050      6.050       6.049      6.049      6.044
    102-08        6.015      6.014       6.013      6.013      6.008
    102-16        5.979      5.979       5.978      5.977      5.972
    102-24        5.944      5.943       5.942      5.941      5.936
    103-00        5.909      5.908       5.907      5.906      5.900
    103-08        5.873      5.872       5.872      5.871      5.864
    103-16        5.838      5.837       5.836      5.835      5.828
Ave Life          9.247      9.222       9.202      9.179      9.016
Ave Cashflow      7.562      7.544       7.530      7.514      7.399
Mod Dur           6.846      6.832       6.821      6.808      6.718
Window        2/08-9/08  7/07-9/08  6/07-9/08   5/07-9/08  5/07-7/08
Sprd/Avl      122.9/av   122.9/av   122.9/av    122.9/av   122.9/av
Sprd/AvCf     126.7/av   126.7/av   126.7/av    126.7/av   126.6/av
Sprd/Tsy      123.5/9.0  123.4/9.0  123.4/9.0   123.3/9.0  123.0/9.0
Bond Loss         0.00        0.00       0.00       0.00        0.00
Coll Loss         0.00        0.00       0.00       0.00        0.00

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such material. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. The material does not include all relevant information relating to the Securities described therein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary, supersedes any information previously provided, and it is anticipated that it will change further. Any information contained herein will be more fully described in and will be fully superseded by the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities, or perform for or solicit investment banking services from, any company mentioned herein.

                 Deutsche Bank Securities CMO Model
                        Price / Yield Report

Bond Id            : COMM 99-1 A3
Bond Name          : B (AA/Aa2 26.25%)
Original Balance   : 62,278,000.00       Current Balance    : 62,278,000.00
Original Coupon    : 6.412000 %          Current Coupon     : 6.412000 %
Deal Description   : COMM 99-1 (RED)
Orig. Cutoff Date  : 3/1/99              Dated Date         : 3/1/99
Settlement Date    : 3/16/99             First Payment Date : 4/15/99
Prepay Method      : CPR
Scenario           : Lockout only

Market Levels      : TSY03M  TSY06M TSY01Y  TSY02Y  TSY05Y  TSY10Y  TSY30Y    1YRT   1MOT
                    4.6280  4.6280  4.6280 4.7730  4.7960  4.9100  5.3460  5.4900  5.9648

Report Generated   : Thu Feb 11 09:43:20 1999

                   0.0            25.0       50.0       75.0       100.0

     99-16       6.534           6.534      6.535      6.535       6.535
     99-24       6.498           6.498      6.498      6.498       6.498
    100-00       6.462           6.462      6.462      6.462       6.462
    100-08       6.427           6.426      6.426      6.426       6.425
    100-16       6.391           6.391      6.391      6.390       6.389
    100-24       6.355           6.355      6.355      6.355       6.353
    101-00       6.320           6.320      6.319      6.319       6.317
    101-08       6.284           6.284      6.284      6.283       6.281
    101-16       6.249           6.249      6.248      6.248       6.245
    101-24       6.214           6.214      6.213      6.213       6.209
    102-00       6.179           6.178      6.178      6.177       6.174
    102-08       6.144           6.143      6.143      6.142       6.138
    102-16       6.109           6.109      6.108      6.107       6.103
    102-24       6.074           6.074      6.073      6.072       6.068
    103-00       6.040           6.039      6.038      6.038       6.032
    103-08       6.005           6.005      6.004      6.003       5.997
    103-16       5.971           5.970      5.969      5.968       5.962
Ave Life         9.554           9.539      9.519      9.497       9.354
Ave Cashflow     7.754           7.744      7.730      7.715       7.615
Mod Dur          6.974           6.965      6.955      6.943       6.866
Window        9/08-10/08    9/08-10/08 9/08-10/08   9/08-9/08  7/08-8/08
Sprd/Avl      134.9/av        134.9/av   134.9/av   134.9/av   135.0/av
Sprd/AvCf     139.0/av        139.0/av   139.0/av   139.0/av   139.0/av
Sprd/Tsy      135.0/9.5      135.0/9.5   135.0/9.5  134.9/9.5  134.7/9.5
Bond Loss         0.00            0.00       0.00       0.00        0.00
Coll Loss         0.00            0.00       0.00       0.00        0.00


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such material. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. The material does not include all relevant information relating to the Securities described therein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary, supersedes any information previously provided, and it is anticipated that it will change further. Any information contained herein will be more fully described in and will be fully superseded by the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities, or perform for or solicit investment banking services from, any company mentioned herein.

                 Deutsche Bank Securities CMO Model
                        Price / Yield Report

Bond Id            : COM 99-1 A4
Bond Name          : C (AA/Aa3 24.50%)
Original Balance   : 22,944,000.00      Current Balance    : 22,944,000.00
Original Coupon    : 6.452000 %         Current Coupon     : 6.452000 %
Deal Description   : COMM 99-1 (RED)
Orig. Cutoff Date  : 3/1/99             Dated Date         : 3/1/99
Settlement Date    : 3/16/99            First Payment Date : 4/15/99
Prepay Method      : CPR
Scenario           : Lockout only

Market Levels      :  TSY03M  TSY06M TSY01Y  TSY02Y  TSYO5Y  TSY10Y  TSY30Y   1YRT    1MOT
                      4.6280  4.6280  4.6280 4.7730  4.7960  4.9100  5.3460  5.4900  5.9648

Report Generated   : Thu Feb 11 09:43:20 1999

                    0.0          25.0         50.0         75.0       100.0

     99-16        6.575         6.575        6.575        6.575       6.576
     99-24        6.539         6.539        6.539        6.539       6.539
    100-00        6.503         6.503        6.503        6.503       6.503
    100-08        6.467         6.467        6.467        6.467       6.467
    100-16        6.432         6.432        6.432        6.432       6.430
    100-24        6.396         6.396        6.396        6.396       6.394
    101-00        6.361         6.361        6.361        6.360       6.358
    101-08        6.325         6.325        6.325        6.325       6.322
    101-16        6.290         6.290        6.290        6.290       6.287
    101-24        6.255         6.255        6.255        6.254       6.251
    102-00        6.220         6.220        6.220        6.219       6.216
    102-08        6.185         6.185        6.185        6.184       6.180
    102-16        6.150         6.150        6.150        6.149       6.145
    102-24        6.115         6.115        6.115        6.115       6.110
    103-00        6.081         6.081        6.081        6.080       6.075
    103-08        6.046         6.046        6.046        6.045       6.040
    103-16        6.012         6.012        6.012        6.011       6.005
Ave Life          9.581         9.581        9.581        9.562       9.414
Ave Cashflow      7.766         7.766        7.766        7.753       7.650
Mod Dur           6.975         6.975        6.975        6.965       6.886
Window      10/08-10/08   10/08-10/08  10/08-10/08   9/08-10/08   8/08-8/08
Sprd/Avl       139.0/av      139.0/av     139.0/av     139.0/av    139.0/av
Sprd/AvCf      143.1/av      143.1/av     143.1/av     143.1/av    143.0/av
Sprd/Tsy      139.1/9.5     139.1/9.5    139.1/9.5    139.1/9.5   138.8/9.5
Bond Loss          0.00          0.00         0.00         0.00        0.00
Coll Loss          0.00          0.00         0.00         0.00        0.00


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such material. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. The material does not include all relevant information relating to the Securities described therein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary, supersedes any information previously provided, and it is anticipated that it will change further. Any information contained herein will be more fully described in and will be fully superseded by the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities, or perform for or solicit investment banking services from, any company mentioned herein.

                 Deutsche Bank Securities CMO Model
                        Price / Yield Report

Bond Id           :  COMM 99-1 A5
Bond Name         :  D (A/A 19.75%)
Original Balance  :  62,278,000.00      Current Balance    : 62,278,000.00
Original Coupon   :  6.709000 %         Current Coupon     : 6.709000 %
Deal Description  :  COMM 99-1 (RED)
Orig. Cutoff Date :  3/1/99             Dated Date         : 3/1/99
Settlement Date   :  3/16/99            First Payment Date : 4/15/99
Prepay Method     :  CPR
Scenario          :  Lockout only

Market Levels     :  TSY03M  TSY06M TSY01Y  TSY02Y  TSY05Y  TSY10Y  TSY30Y   1YRT    1MOT
                     4.6280  4.6280 4.6280  4.7730  4.7960  4.9100  5.3460 5.4900  5.9648

Report Generated  :  Thu Feb 11 09:43:21 1999

                    0.0       25.0            50.0       75.O      100.0

     99-16        6.838      6.838           6.838      6.838      6.839
     99-24        6.802      6.802           6.802      6.802      6.802
    100-00        6.765      6.766           6.765      6.765      6.765
    100-08        6.729      6.729           6.729      6.729      6.728
    100-16        6.693      6.693           6.693      6.693      6.692
    100-24        6.657      6.657           6.657      6.657      6.655
    101-00        6.621      6.621           6.621      6.621      6.619
    101-08        6.585      6.585           6.585      6.585      6.583
    101-16        6.550      6.550           6.550      6.550      6.546
    101-24        6.514      6.514           6.514      6.514      6.510
    102-00        6.479      6.479           6.479      6.479      6.474
    102-08        6.443      6.443           6.443      6.443      6.439
    102-16        6.408      6.408           6.408      6.408      6.403
    102-24        6.373      6.373           6.373      6.373      6.367
    103-00        6.338      6.338           6.338      6.338      6.332
    103-08        6.303      6.303           6.303      6.303      6.296
    103-16        6.268      6.268           6.268      6.268      6.261
Ave Life          9.581      9.581           9.581      9.581      9.414
Ave Cashflow      7.722      7.722           7.722      7.722      7.607
Mod Dur           6.891      6.891           6.891      6.891      6.805
Window      10/08-10/08 10/08-10/08    10/08-10/08  10/08-10/08  8/08-8/08
Sprd/Avl       164.9/av    164.9/av       164.9/av   164.9/av   165.0/av
Sprd/AvCf      169.2/av    169.2/av       169.2/av   169.2/av   169.1/av
Sprd/Tsy      165.1/9.5   165.1/9.5      165.1/9.5  165.1/9.5   164.8/9.5
Bond Loss          0.00        0.00           0.00       0.00        0.00
Coll Loss          0.00        0.00           0.00       0.00        0.00

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such material. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. The material does not include all relevant information relating to the Securities described therein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary, supersedes any information previously provided, and it is anticipated that it will change further. Any information contained herein will be more fully described in and will be fully superseded by the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities, or perform for or solicit investment banking services from, any company mentioned herein.

                  Deutsche Bank Securities CMO Model
                        Price / Yield Report

Bond Id           :  COMM 99-1 A6
Bond Type         :  WAC
Bond Name         :  E (BBB/Baa2 13.5%)
Original Balance  :  81,945,000.00     Current Balance    : 81,945,000.00
Original Coupon   :  7.238434 %        Current Coupon     : 7.238434 %
Deal Description  :  COMM 99-1 (RED)
Orig. Cutoff Date :  3/1/99            Dated Date         : 3/1/99
Settlement Date   :  3/16/99           First Payment Date : 4/15/99
Prepay Method     :  CPR
Scenario          :  Lockout only

Market Levels     :  TSY03M  TSY06M TSY01Y  TSY02Y  TSY05Y  TSY10Y  TSY30Y   1YRT    1MOT
                     4.6280  4.6280  4.6280  4.7730 4.7960  4.9100  5.3460  5.4900  5.9648

Report Generated  :  Thu Feb 11 09:43:21 1999

                    0.0        25.0           50.0           75.0       100.0

      95-29       7.852       7.851          7.851          7.851       7.857
      96-05       7.813       7.812          7.812          7.812       7.818
      96-13       7.774       7.773          7.773          7.773       7.779
      96-21       7.735       7.734          7.734          7.734       7.739
      96-29       7.697       7.696          7.695          7.695       7.700
      97-05       7.658       7.657          7.657          7.657       7.661
      97-13       7.620       7.619          7.618          7.618       7.623
      97-21       7.581       7.580          7.580          7.580       7.584
      97-29       7.543       7.542          7.542          7.542       7.545
      98-05       7.505       7.504          7.504          7.504       7.507
      98-13       7.467       7.466          7.466          7.466       7.469
      98-21       7.429       7.428          7.428          7.428       7.431
      98-29       7.392       7.391          7.390          7.390       7.393
      99-05       7.354       7.353          7.353          7.353       7.355
      99-13       7.317       7.316          7.315          7.315       7.317
      99-21       7.279       7.278          7.278          7.278       7.279
      99-29       7.242       7.241          7.241          7.241       7.242
Ave Life          9.581       9.581          9.581          9.581       9.459
Ave Cashflow      7.647       7.647          7.647          7.647       7.565
Mod Dur          6.677       6.677          6.677          6.677       6.618
Window      10/08-10/08 10/08-10/08    10/08-10/08    10/08-10/08   8/08-9/08
Sprd/Avl      264.3/av    264.2/av       264.2/av       264.1/av   264.8/av
Sprd/AvCf     268.7/av    268.6/av       268.6/av       268.6/av   269.1/av
Sprd/Tsy     264.5/9.5   264.4/9.5      264.3/9.5      264.3/9.5   264.7/9.5
Bond Loss         0.00        0.00           0.00           0.00        0.00
Coll Loss         0.00        0.00           0.00           0.00        0.00

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such material. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. The material does not include all relevant information relating to the Securities described therein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary, supersedes any information previously provided, and it is anticipated that it will change further. Any information contained herein will be more fully described in and will be fully superseded by the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities, or perform for or solicit investment banking services from, any company mentioned herein.

                 Deutsche Bank Securities CMO Model
                        Price / Yield Report

Bond Id           :  COMM 99-1 A7
Bond Type         :  WAC
Bond Name         :  F (BBB-/Baa3 12.00%)
Original Balance  :  19,667,000.00        Current Balance    : 19,667,000.00
Original Coupon   :  7.238434 %           Current Coupon     : 7.238434 %
Deal Description  :  COMM 99-1 (RED)
Orig. Cutoff Date :  3/1/99               Dated Date         : 3/1/99
Settlement Date   :  3/16/99              First Payment Date : 4/15/99
Prepay Method     :  CPR
Scenario          :  Lockout only

Market Levels     :  TSY03M  TSY06M TSY01Y  TSY02Y  TSY05Y  TSY10Y  TSY30Y   1YRT    1MOT
                     4.6280  4.6280 4.6280  4.7730  4.7960  4.9100  5.3460 5.4900  5.9648

Report Generated  :  Thu Feb 11 09:43:22 1999

                   0.0        25.0       50.0       75.0       100.0

     89-20       8.880       8.879      8.879      8.879       8.886
     89-28       8.838       8.837      8.836      8.836       8.843
     90-04       8.795       8.794      8.794      8.794       8.800
     90-12       8.753       8.752      8.751      8.751       8.758
     90-20       8.710       8.710      8.709      8.709       8.715
     90-28       8.668       8.667      8.667      8.667       8.673
     91-04       8.626       8.626      8.625      8.625       8.631
     91-12       8.585       8.584      8.583      8.583       8.589
     91-20       8.543       8.542      8.542      8.542       8.547
     91-28       8.502       8.501      8.500      8.500       8.506
     92-04       8.460       8.459      8.459      8.459       8.464
     92-12       8.419       8.418      8.418      8.418       8.423
     92-20       8.378       8.377      8.377      8.377       8.382
     92-28       8.337       8.336      8.336      8.336       8.341
     93-04       8.296       8.295      8.295      8.295       8.300
     93-12       8.256       8.255      8.254      8.254       8.259
     93-20       8.215       8.214      8.214      8.214       8.219

Ave Life          9.581      9.581       9.581      9.581       9.543
Ave Cashflow      7.647      7.647       7.647      7.647       7.622
Mod Dur           6.544      6.544       6.544      6.545       6.527
Window       10/08-10/08 10/08-10/08 10/08-10/08 10/08-10/08 9/08-10/08
Sprd/Avl      364.3/av   364.2/av    364.1/av     364.1/av    364.8/av
Sprd/AvCf     368.7/av   368.6/av    368.5/av     368.5/av    369.2/av
Sprd/Tsy      364.4/9.5  364.4/9.5   364.3/9.5    364.3/9.5   364.9/9.5
Bond Loss       0.00       0.00        0.00         0.00          0.00
Coll Loss       0.00       0.00        0.00         0.00          0.00


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such material. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. The material does not include all relevant information relating to the Securities described therein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary, supersedes any information previously provided, and it is anticipated that it will change further. Any information contained herein will be more fully described in and will be fully superseded by the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities, or perform for or solicit investment banking services from, any company mentioned herein.

                 Deutsche Bank Securities CMO Model
                        Price / Yield Report

Bond Id            : COMM 99-1 X
Bond Type          : WACIO
Bond Name          : X (AAA/AAA IO)
Original Balance   : 1,311,125,920.05      Current Balance    : 1,311,125,920.05
Original Coupon    : 0.933146 %            Current Coupon     : 0.933146 %
Deal Description   : COMM 99-1 (RED)
Orig. Cutoff Date  : 3/1/99                Dated Date         : 3/1/99
Settlement Date    : 3/16/99               First Payment Date : 4/15/99
Prepay Method      : CPR
Scenario           : Lockout only

Market Levels      : TSY03M  TSY06M TSYO1Y  TSY02Y  TSYO5Y  TSY10Y  TSY30Y   1YRT    1MOT
                     4.6280  4.6280  4.6280  4.7730 4.7960  4.9100  5.3460  5.4900  5.9648

Report Generated   : Thu Feb 11 10:01:37 1999

                    0.0       25.0        50.0       75.0      100.0

       4-15     12.374      12.420     12.436      12.429     12.247
       4-17     11.983      12.026     12.041      12.033     11.846
       4-19     11.600      11.642     11.655      11.645     11.455
       4-21     11.226      11.265     11.277      11.266     11.071
       4-23     10.860      10.897     10.907      10.895     10.697
       4-25     10.502      10.537     10.545      10.532     10.330
       4-27     10.151      10.184     10.190      10.176      9.970
       4-29      9.807       9.838      9.843       9.828      9.618
       4-31      9.470       9.499      9.503       9.486      9.273
       5-01      9.140       9.166      9.169       9.151      8.935
       5-03      8.816       8.841      8.842       8.823      8.603
       5-05      8.498       8.521      8.521       8.501      8.278
       5-07      8.186       8.208      8.206       8.185      7.959
       5-09      7.881       7.900      7.897       7.876      7.646
       5-11      7.580       7.598      7.594       7.571      7.339
       5-13      7.285       7.301      7.296       7.273      7.037
       5-15      6.996       7.010      7.004       6.979      6.741

Ave Life         8.826       8.764      8.730      8.703       8.565
Ave Cashflow     4.619       4.594      4.583      4.574       4.510
Mod Dur          3.741       3.719      3.704      3.692       3.654
Window      4/99-11/18  4/99-11/18 4/99-11/18   4/99-11/18 4/99-9/18
Sprd/Avl      458.7/av    461.7/av   462.2/av   460.6/av   439.6/av
Sprd/AvCf     467.7/av    470.6/av   471.0/av   469.3/av   448.1/av
Sprd/Tsy     458.3/9.0   461.2/9.0  462.7/8.5   461.0/8.5  439.7/8.5
Bond Loss         0.00        0.00       0.00       0.00        0.00
Coll Loss         0.00        0.00       0.00       0.00        0.00

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such material. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. The material does not include all relevant information relating to the Securities described therein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary, supersedes any information previously provided, and it is anticipated that it will change further. Any information contained herein will be more fully described in and will be fully superseded by the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities, or perform for or solicit investment banking services from, any company mentioned herein.

                 Deutsche Bank Securities CMO Model
                        Price / Yield Report

Bond Id            : COMM 99-1 A1
Bond Name          : A1 (AAA/Aaa2 31.O%)
Original Balance   : 181,434,OOO.00         Current Balance    : 181,434,000.00
Original Coupon    : 5.950000 %             Current Coupon     : 5.950000 %
Deal Description   : COMM 99-1 (RED)
Orig. Cutoff Date  : 3/1/99                 Dated Date         : 3/1/99
Settlement Date    : 3/16/99                First Payment Date : 4/15/99
Prepay Method      : CPR
Scenario           : Lockout YM only

Market Levels      : TSY03M TSY06M  TSY01Y  TSY02Y  TSY05Y  TSY10Y  TSY30Y   1YRT    1MOT
                     4.6280 4.6280  4.6280  4.7730  4.7960  4.9100  5.3460 5.4900  5.9648

Report Generated   : Thu Feb 11 09:38:59 1999

                    0.0       25.0        50.0       75.0      100.0

     98-16        6.338      6.339       6.339      6.339      6.339
     98-24        6.276      6.276       6.276      6.276      6.277
     99-00        6.214      6.214       6.214      6.214      6.214
     99-08        6.152      6.152       6.152      6.152      6.152
     99-16        6.090      6.090       6.090      6.090      6.090
     99-24        6.029      6.029       6.029      6.029      6.029
    100-00        5.968      5.968       5.968      5.968      5.967
    100-08        5.907      5.907       5.906      5.906      5.906
    100-16        5.846      5.846       5.846      5.846      5.845
    100-24        5.785      5.785       5.785      5.785      5.785
    101-00        5.725      5.725       5.725      5.725      5.724
    101-08        5.665      5.665       5.664      5.664      5.664
    101-16        5.605      5.605       5.605      5.604      5.604
    101-24        5.545      5.545       5.545      5.545      5.544
    102-00        5.486      5.485       5.485      5.485      5.484
    102-08        5.426      5.426       5.426      5.426      5.425
    102-16        5.367      5.367       5.367      5.367      5.366
Ave Life          5.000      4.998       4.996      4.995      4.986
Ave Cashflow      4.577      4.575       4.574      4.572      4.565
Mod Dur           4.089      4.088       4.087      4.086      4.081
Window        4/99-2/08  4/99-1/08   4/99-1/08   4/99-12/07  4/99-10/07
Sprd/Avl       105.0/av   105.0/av    105.0/av    105.0/av    104.9/av
Sprd/AvCf      105.3/av   105.3/av    105.3/av    105.3/av    105.3/av
Sprd/Tsy      105.0/5.0  105.0/5.0   105.0/5.0   105.0/5.0   104.9/5.0
Bond Loss         0.00       0.00        0.00        0.00       0.00
Coll Loss         0.00       0.00        0.00        0.00       0.00

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such material. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. The material does not include all relevant information relating to the Securities described therein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary, supersedes any information previously provided, and it is anticipated that it will change further. Any information contained herein will be more fully described in and will be fully superseded by the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities, or perform for or solicit investment banking services from, any company mentioned herein.

                 Deutsche Bank Securities CMO Model
                        Price / Yield Report

Bond Id            : COMM 99-1 A2
Bond Name          : A2 (AAA/Aaa2 31.0%)
Original Balance   : 723,242,000.00        Current Balance    : 723,242,000.00
Original Coupon    : 6.292000 %            Current Coupon     : 6.292000 %
Deal Description   : COMM 99-1 (RED)
Orig. Cutoff Date  : 3/1/99                Dated Date         : 3/1/99
Settlement Date    : 3/16/99               First Payment Date : 4/15/99
Prepay Method      : CPR
Scenario           : Lockout YM only

Market Levels      : TSY03M  TSY06M TSY01Y  TSY02Y  TSY05Y  TSY10Y  TSY30Y   1YRT    1MOT
                     4.6280  4.6280 4.6280  4.7730  4.7960  4.9100  5.3460 5.4900  5.9648

Report Generated   : Thu Feb 11 09:39:00 1999

                    0.0         25.0          50.0         75.0        100.0

     99-16        6.413        6.413         6.413        6.413        6.413
     99-24        6.376        6.376         6.376        6.376        6.376
    100-00        6.339        6.339         6.339        6.339        6.339
    100-08        6.303        6.303         6.303        6.302        6.301
    100-16        6.266        6.266         6.266        6.266        6.264
    100-24        6.230        6.230         6.230        6.229        6.227
    101-00        6.194        6.194         6.193        6.193        6.191
    101-08        6.158        6.158         6.157        6.157        6.154
    101-16        6.122        6.122         6.121        6.121        6.117
    101-24        6.086        6.086         6.085        6.085        6.081
    102-00        6.050        6.050         6.050        6.049        6.045
    102-08        6.015        6.014         6.014        6.013        6.008
    102-16        5.979        5.979         5.978        5.978        5.972
    102-24        5.944        5.943         5.943        5.942        5.936
    103-00        5.909        5.908         5.908        5.907        5.900
    103-08        5.873        5.873         5.872        5.871        5.864
    103-16        5.838        5.838         5.837        5.836        5.829
Ave Life          9.247        9.236         9.220        9.197        9.030
Ave Cashflow      7.562        7.553         7.543        7.526        7.409
Mod Dur           6.846        6.839         6.831        6.818        6.726
Window        2/08-9/08    1/08-9/08     1/08-9/08   12/07-9/08   10/07-7/08
Sprd/Avl      122.9/av     122.9/av     122.9/av      122.9/av     122.9/av
Sprd/AvCf     126.7/av     126.7/av     126.7/av      126.7/av     126.6/av
Sprd/Tsy      123.5/9.0    123.4/9.0    123.4/9.0     123.4/9.0      123.0/9.0
Bond Loss         0.00          0.00         0.00         0.00         0.00
Coll Loss         0.00          0.00         0.00         0.00         0.00

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such material. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. The material does not include all relevant information relating to the Securities described therein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary, supersedes any information previously provided, and it is anticipated that it will change further. Any information contained herein will be more fully described in and will be fully superseded by the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities, or perform for or solicit investment banking services from, any company mentioned herein.

                 Deutsche Bank Securities CMO Model
                        Price / Yield Report

Bond Id            : COMM 99-1 A3
Bond Name          : B (AA/Aa2 26.25%)
Original Balance   : 62,278,000.OO       Current Balance    : 62,278,000.00
Original Coupon    : 6.412000 %          Current Coupon     : 6.412000 %
Deal Description   : COMM 99-1 (RED)
Orig. Cutoff Date  : 3/1/99              Dated Date         :  3/1/99
Settlement Date    : 3/16/99             First Payment Date : 4/15/99
Prepay Method      : CPR
Scenario           : Lockout YM only

Market Levels      : TSY03M  TSY06M TSYO1Y  TSY02Y  TSY05Y  TSY10Y  TSY30Y   1YRT    1MOT
                     4.6280  4.6280  4.6280  4.7730 4.7960  4.9100  5.3460  5.4900  5.9648

Report Generated   : Thu Feb 11 09:39:00 1999

                    0.0       25.0        50.0       75.0       100.0

     99-16        6.534      6.534       6.535      6.535      6.535
     99-24        6.498      6.498       6.498      6.498      6.498
    100-00        6.462      6.462       6.462      6.462      6.462
    100-08        6.427      6.426       6.426      6.426      6.425
    100-16        6.391      6.391       6.391      6.390      6.389
    100-24        6.355      6.355       6.355      6.355      6.353
    101-00        6.320      6.320       6.319      6.319      6.317
    101-08        6.284      6.284       6.284      6.283      6.281
    101-16        6.249      6.249       6.248      6.248      6.245
    101-24        6.214      6.214       6.213      6.213      6.209
    102-00        6.179      6.178       6.178      6.177      6.174
    102-08        6.144      6.143       6.143      6.142      6.138
    102-16        6.109      6.109       6.108      6.107      6.103
    102-24        6.074      6.074       6.073      6.072      6.068
    103-00        6.040      6.039       6.038      6.038      6.033
    103-08        6.005      6.005       6.004      6.003      5.997
    103-16        5.971      5.970       5.969      5.968      5.962
Ave Life          9.554      9,540       9.521      9.497      9.355
Ave Cashflow      7.754      7.744       7.731      7.715      7.616
Mod Dur           6.974      6.966       6.956      6.943      6.867
Window        9/08-10/08 9/08-10/08 9/08-10/08  9/08-9/08  7/08-8/08
Sprd/Avl      134.9/av   134.9/av   134.9/av    134.9/av   135.0/av
Sprd/AvCf     139.0/av   139.0/av   139.0/av    139.0/av   139.0/av
Sprd/Tsy      135.0/9.5  135.0/9.5  135.0/9.5   134.9/9.5  134.7/9.5
Bond Loss         0.00       0.00        0.00       0.00        0.00
Coll Loss         0.00       0.00        0.00       0.00        0.00

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such material. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. The material does not include all relevant information relating to the Securities described therein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary, supersedes any information previously provided, and it is anticipated that it will change further. Any information contained herein will be more fully described in and will be fully superseded by the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities, or perform for or solicit investment banking services from, any company mentioned herein.

                 Deutsche Bank Securities CMO Model
                        Price / Yield Report

Bond Id            : COMM 99-1 A4
Bond Name          : C (AA/Aa3 24.50%)
Original Balance   : 22,944,000.00       Current Balance    : 22,944,000.00
Original Coupon    : 6.452000 %          Current Coupon     : 6.452000 %
Deal Description   : COMM 99-1 (RED)
Orig. Cutoff Date  : 3/1/99              Dated Date         : 3/1/99
Settlement Date    : 3/16/99             First Payment Date : 4/15/99
Prepay Method      : CPR
Scenario           : Lockout YM only

Market Levels      : TSY03M  TSY06M TSYO1Y  TSY02Y  TSYO5Y  TSY10Y  TSY30Y   1YRT    1MOT
                     4.6280  4.6280  4.6280  4.7730  4.7960 4.9100  5.3460  5.4900  5.9648

Report Generated   : Thu Feb 11 09:39:01 1999

                    0.0        25.0       50.0       75.0       100.0

     99-16        6.575       6.575      6.575      6.575       6.576
     99-24        6.539       6.539      6.539      6.539       6.539
    100-00        6.503       6.503      6.503      6.503       6.503
    100-08        6.467       6.467      6.467      6.467       6.467
    100-16        6.432       6.432      6.432      6.432       6.430
    100-24        6.396       6.396      6.396      6.396       6.394
    101-00        6.361       6.361      6.361      6.360       6.358
    101-08        6.325       6.325      6.325      6.325       6.322
    101-16        6.290       6.290      6.290      6.290       6.287
    101-24        6.255       6.255      6.255      6.254       6.251
    102-00        6.220       6.220      6.220      6.219       6.216
    102-08        6.185       6.185      6.185      6.184       6.180
    102-16        6.150       6.150      6.150      6.149       6.145
    102-24        6.115       6.115      6.115      6.115       6.110
    103-00        6.081       6.081      6.081      6.080       6.075
    103-08        6.046       6.046      6.046      6.045       6.040
    103-16        6.012       6.012      6.012      6.011       6.005
Ave Life          9.581       9.581      9.581      9.566       9.414
Ave Cashflow      7.766       7.766      7.766      7.756       7.650
Mod Dur           6.975       6.975      6.975      6.967       6.886
Window      10/08-10/08 10/08-10/08 10/08-10/08  9/08-10/08  8/08-8/08
Sprd/Avl       139.0/av    139.0/av   139.0/av    139.0/av   139.0/av
Sprd/AvCf      143.1/av    143.1/av   143.1/av    143.1/av   143.0/av
Sprd/Tsy      139.1/9.5   139.1/9.5  139.1/9-5   139.1/9.5  138.8/9.5
Bond Loss          0.00        0.00       0.00       0.00        0.00
Coll Loss          0.00        0.00       0.00       0.00        0.00

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such material. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. The material does not include all relevant information relating to the Securities described therein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary, supersedes any information previously provided, and it is anticipated that it will change further. Any information contained herein will be more fully described in and will be fully superseded by the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities, or perform for or solicit investment banking services from, any company mentioned herein.

                 Deutsche Bank Securities CMO Model
                        Price / Yield Report

Bond Id            : COMM 99-1 A5
Bond Name          : D (A/A 19.75%)
Original Balance   : 62,278,000.00      Current Balance    : 62,278,000.00
Original Coupon    : 6.709000 %         Current Coupon     : 6.709000 %
Deal Description   : COMM 99-1 (RED)
Orig. Cutoff Date  : 3/1/99             Dated Date         : 3/1/99
Settlement Date    : 3/16/99            First Payment Date : 4/15/99
Prepay Method      : CPR
Scenario           : Lockout YM only

Market Levels      : TSY03M  TSY06M TSY01Y  TSY02Y  TSY05Y  TSY10Y  TSY30Y    1YRT   1MOT
                   : 4.6280  4.6280  4.6280  4.7730 4.7960  4.9100  5.3460  5.4900  5.9648

Report Generated   : Thu Feb 11 09:39:01 1999

                    0.0       25.0        50.0       75.0       100.0

     99-16        6.838      6.838       6.838      6.838       6.839
     99-24        6.802      6.802       6.802      6.802       6.802
    100-00        6.765      6.765       6.765      6.765       6.765
    100-08        6.729      6.729       6.729      6.729       6.728
    100-16        6.693      6.693       6.693      6.693       6.692
    100-24        6.657      6.657       6.657      6.657       6.655
    101-00        6.621      6.621       6.621      6.621       6.619
    101-08        6.585      6.585       6.585      6.585       6.583
    101-16        6.550      6.550       6.550      6.550       6.546
    101-24        6.514      6.514       6.514      6.514       6.510
    102-00        6.479      6.479       6.479      6.479       6.474
    102-08        6.443      6.443       6.443      6.443       6.439
    102-16        6.408      6.408       6.408      6.408       6.403
    102-24        6.373      6.373       6.373      6.373       6.367
    103-00        6.338      6.338       6.338      6.338       6.332
    103-08        6.303      6.303       6.303      6.303       6.296
    103-16        6.268      6.268       6.268      6.268       6.261

Ave Life          9.581      9.581       9.581      9.581       9.414
Ave Cashflow      7.722      7.722       7.722      7.722       7.607
Mod Dur           6.891      6.891       6.891      6.891       6.805
Window      10/08-10/08 10/08-10/08  10/08-10/08 10/08-10/08  8/08-8/08
Sprd/Avl       164.9/av    164.9/av   164.9/av   164.9/av    165.0/av
Sprd/AvCf      169.2/av    169.2/av   169.2/av   169.2/av    169.1/av
Sprd/Tsy       165.1/9.5   165.1/9.5  165.1/9.5  165.1/9.5   164-8/9.5
Bond Loss            0.00        0.00       0.00       0.00        0.00
Coll Loss            0.00        0.00       0.00       0.00        0.00

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such material. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. The material does not include all relevant information relating to the Securities described therein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary, supersedes any information previously provided, and it is anticipated that it will change further. Any information contained herein will be more fully described in and will be fully superseded by the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities, or perform for or solicit investment banking services from, any company mentioned herein.

                 Deutsche Bank Securities CMO Model
                        Price / Yield Report

Bond Id            : COMM 99-1 A6
Bond Type          : WAC
Bond Name          : E (BBB/Baa2 13.5%)
Original Balance   : 81,945,000.00         Current Balance    : 81,945,000.00
Original Coupon    : 7.238434 %            Current Coupon     : 7.238434 %
Deal Description   : COMM 99-1(RED)
Orig. Cutoff Date  : 3/1/99                Dated Date         : 3/1/99
Settlement Date    : 3/16/99               First Payment Date : 4/15/99
Prepay Method      : CPR
Scenario           : Lockout YM only

Market Levels      : TSY03M  TSY06M TSY01Y  TSY02Y  TSY05Y  TSY10Y  TSY30Y   1YRT    1MOT
                   : 4.6280  4.6280  4.6280  4.7730 4.7960  4.9100  5.3460  5.4900  5.9648

Report Generated   : Thu Feb 11 09:39:02 1999

                    0.0           25.0           50.0         75.0       100.0

      95-29       7.852          7.852          7.853        7.853       7.859
      96-05       7.813          7.813          7.813        7.814       7.820
      96-13       7.774          7.774          7.774        7.775       7.780
      96-21       7.735          7.735          7.736        7.736       7.741
      96-29       7.697          7.697          7.697        7.697       7.702
      97-05       7.658          7.658          7.658        7.659       7.663
      97-13       7.620          7.620          7.620        7.620       7.625
      97-21       7.581          7.581          7.582        7.582       7.586
      97-29       7.543          7.543          7.543        7.544       7.547
      98-05       7.505          7.505          7.505        7.506       7.509
      98-13       7.467          7.467          7.467        7.468       7.471
      98-21       7.429          7.429          7.430        7.430       7.433
      98-29       7.392          7.392          7.392        7.392       7.394
      99-05       7.354          7.354          7.354        7.355       7.357
      99-13       7.317          7.317          7.317        7.317       7.319
      99-21       7.279          7.279          7.280        7.280       7.281
      99-29       7.242          7.242          7.242        7.243       7.244

Ave Life          9.581          9.581          9.581        9.581       9.459
Ave Cashflow      7.647          7.647          7.647        7.647       7.565
Mod Dur           6.677          6.677          6.677        6.677       6.618
Window      10/08-10/08    10/08-10/08    10/08-10/08  10/08-10/08   8/08-9/08
Sprd/Avl       264.3/av       264.3/av       264.3/av     264.3/av   265.0/av
Sprd/AvCf      268.7/av       268.7/av       268.7/av     268.7/av   269.3/av
Sprd/Tsy       264.5/9.5      264.5/9.5      264.5/9.5    264.5/9.5  264.9/9.5
Bond Loss            0.00           0.00           0.00         0.00       0.00
Coll Loss            0.00           0.00           0.00         0.00       0.00

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such material. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. The material does not include all relevant information relating to the Securities described therein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary, supersedes any information previously provided, and it is anticipated that it will change further. Any information contained herein will be more fully described in and will be fully superseded by the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities, or perform for or solicit investment banking services from, any company mentioned herein.

                 Deutsche Bank Securities CMO Model
                        Price / Yield Report

Bond Id            : COMM 99-1 A7
Bond Type          : WAC
Bond Name          : F (BBB-/Baa3 12.00%)
Original Balance   : 19,667,000.00        Current Balance    : 19,667,000.00
Original Coupon    : 7.238434 %           Current Coupon     : 7.238434%
Deal Description   : COMM 99-1 (RED)
Orig. Cutoff Date  : 3/1/99               Dated Date         : 3/1/99
Settlement Date    : 3/16/99              First Payment Date : 4/15/99
Prepay Method      : CPR
Scenario           : Lockout YM only

Market Levels      : TSY03M TSY06M  TSY01Y TSY02Y  TSY05Y  TSY10Y  TSY30Y   1YRT    1MOT
                   : 4.6280  4.6280  4.6280 4.7730  4.7960  4.9100  5.3460  5.4900  5.9648

Report Generated   : Thu Feb 11 09:39:02 1999

                    0.0       25.0        50.0       75.0       100.0

      89-20       8.880      8.880       8.881      8.881       8.887
      89-28       8.838      8.838       8.838      8.838       8.845
      90-04       8.795      8.795       8.795      8.795       8.802
      90-12       8.753      8.753       8.753      8.753       8.759
      90-20       8.710      8.711       8.711      8.711       8.717
      90-28       8.668      8.668       8.669      8.669       8.675
      91-04       8.626      8.627       8.627      8.627       8.633
      91-12       8.585      8.585       8.585      8.585       8.591
      91-20       8.543      8.543       8.543      8.543       8.549
      91-28       8.502      8.502       8.502      8.502       8.508
      92-04       8.460      8.460       8.460      8.461       8.466
      92-12       8.419      8.419       6.419      8.419       8.425
      92-20       8.378      8.378       8.378      8.378       8.384
      92-28       8.337      8.337       8.337      8.337       8.343
      93-04       8.296      8.296       8.297      8.297       8.302
      93-12       8.256      8.256       8.256      8.256       8.261
      93-20       8.215      8.215       8.215      8.216       8.221

Ave Life          9.581      9.581       9.581      9.581       9.545
Ave Cashflow      7.647      7.647       7.647      7.647       7.623
Mod Dur           6.544      6.544       6.544      6.544       6.528
Window      10/08-10/08 10/08-10/08 10/08-10/08 10/08-10/08  9/08-10/08
Sprd/Avl      364.3/av    364.3/av    364.3/av   364.3/av    365.0/av
Sprd/AvCf     368.7/av    368.7/av    368.7/av   368.7/av    369.3/av
Sprd/Tsy      364.4/9.5   364.5/9.5   364.5/9.5  364.5/9.5   365.1/9.5
Bond Loss           0.00        0.00        0.00       0.00        0.00
Coll Loss           0.00        0.00        0.00       0.00        0.00

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such material. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. The material does not include all relevant information relating to the Securities described therein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary, supersedes any information previously provided, and it is anticipated that it will change further. Any information contained herein will be more fully described in and will be fully superseded by the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities, or perform for or solicit investment banking services from, any company mentioned herein.

                 Deutsche Bank Securities CMO Model
                        Price / Yield Report

Bond Id            : COMM99-1_DEF A1
Bond Name          : A1 (AAA/Aaa2 31.0%)
Original Balance   : 181,434,000.00      Current Balance    : 181,434,000.00
Original Coupon    : 5.950000 %          Current Coupon     : 5.950000 %
Deal Description   : COMM 99-1 (RED)
Orig. Cutoff Date  : 3/1/99              Dated Date         : 3/1/99
Settlement Date    : 3/16/99             First Payment Date : 4/15/99
Prepay Method      : CPR
Scenario           : Lockout only

Market Levels      : TSY03M  TSY06M TSY01Y  TSY02Y  TSY05Y  TSY10Y  TSY30Y   1YRT    1MOT
                   :  4.6280  4.6280 4.6280  4.7730  4.7960  4.9100  5.3460 5.4900  5.9648

Report Generated   : Fri Feb 12 11:18:19 1999

                   0.0          DEF1           DEF2       DEF3          DEF4           DEF5
     98-16       6.338          6.370         6.395      6.414          6.430         6.442
     98-24       6.276          6.301         6.321      6.337          6.349         6.359
     99-00       6.214          6.233         6.248      6.260          6.269         6.277
     99-08       6.152          6,165         6.175      6.183          6.189         6.194
     99-16       6.090          6.097         6.102      6.106          6.109         6.112
     99-24       6.029          6.029         6.030      6.030          6.030         6.030
    100-00       5.968          5.962         5.957      5.954          5.951         5.949
    100-08       5.907          5.895         5.885      5.878          5.872         5.868
    100-16       5.846          5.828         5.814      5.803          5.794         5.787
    100-24       5.785          5.761         5.742      5.727          5.716         5.706
    101-00       5.725          5.695         5.671      5.652          5.638         5.626
    101-08       5.665          5.628         5.600      5.578          5.560         5.545
    101-16       5.605          5.562         5.529      5.503          5.482         5.466
    101-24       5.545          5.497         5.459      5.429          5.405         5.386
    102-00       5.486          5.431         5.389      5.355          5.328         5.307
    102-08       5.426          5.366         5.318      5.281          5.252         5.228
    102-16       5.367          5.301         5.249      5.208          5.175         5.149

Ave Life         5.000          4.438         4.080      3.838          3.665         3.536
Ave Cashflow     4.577          4.080         3.762      3.547          3.393         3.278
Mod Dur          4.089          3.714         3.465      3.293          3.166         3.071
Window        4/99-2/08    4/99-11/06    4/99-12/05   4/99-5/05    4/99-11/04     4/99-7/04
Sprd/Avl      105.0/av       103.6/av      102.5/av   101.6/av       100.8/av      100.2/av
Sprd/AvCf     105.3/av       103.9/av      102.7/av   101.8/av       101.0/av      100.4/av
Sprd/Tsy      105.0/5.0      103.6/4.5     102.5/4.0  101.4/4.0     100.9/3.5     100.2/3.5
Bond Loss           0.00           0.00          0.00       0.00          0.00          0.00
Coll Loss           0.00    26745068.60    52077330.76 76060606.32   98756268.89   120223331.83

DEF1: 1%  CDR after 24 mo, 65% recovery, 12 mos. lag
DEF2: 2%  CDR after 24 mo, 65% recovery, 12 mos. lag
DEF3; 3%  CDR after 24 mo, 65% recovery, 12 mos. lag
DEF4: 4%  CDR after 24 mo, 65% recovery, 12 mos. lag
DEFS: 5%  CDR after 24 mo, 65% recovery, 12 mos. lag

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such material. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. The material does not include all relevant information relating to the Securities described therein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary, supersedes any information previously provided, and it is anticipated that it will change further. Any information contained herein will be more fully described in and will be fully superseded by the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities, or perform for or solicit investment banking services from, any company mentioned herein.

                  Deutsche Bank Securities CMO Model
                        Price / Yield Report

Bond Id            : COMM99-1_DEF A2
Bond Name          : A2 (AAA/Aaa2 31.0%)
Original Balance   : 723,242,000.00       Current Balance    : 723,242,000.00
Original Coupon    : 6.292000%            Current Coupon     : 6.292000%
Deal Description   : COMM 99-1 (RED)
Orig. Cutoff Date  : 3/1/99               Dated Date         : 3/1/99
Settlement Date    : 3/16/99              First Payment Date : 4/15/99
Prepay Method      : CPR
Scenario           : Lockout only

Market Levels      : TSY03M  TSY06M TSY01Y  TSY02Y  TSY05Y  TSY10Y  TSY30Y   1YRT    1MOT
                   : 4.6280  4.6280  4.6280  4.7730 4.7960  4.9100  5.3460  5.4900  5.9648

Report Generated   : Fri Feb 12 11:18:20 1999

                    0.0       DEF1           DEF2       DEF3          DEF4           DEF5
     99-16       6.413       6.413         6.413      6.413          6.414         6.414
     99-24       6.376       6.376         6.376      6.376          6.376         6.376
    100-00       6.339       6.339         6.339      6.338          6.338         6.337
    100-08       6.303       6.302         6.302      6.301          6.300         6.299
    100-16       6.266       6.266         6.265      6.264          6.262         6.261
    100-24       6.230       6.229         6.228      6.227          6.225         6.223
    101-00       6.194       6.193         6.192      6.190          6.187         6.185
    101-08       6.158       6.157         6.155      6.153          6.150         6.147
    101-16       6.122       6.121         6.119      6.116          6.113         6.109
    101-24       6.086       6.085         6.082      6.079          6.076         6.072
    102-00       6.050       6.049         6.046      6.043          6.039         6.034
    102-08       6.015       6.013         6.010      6.006          6.002         5.997
    102-16       5.979       5.977         5.974      5.970          5.965         5.960
    102-24       5.944       5.942         5.938      5.934          5.928         5.923
    103-00       5.909       5.906         5.903      5.897          5.892         5.886
    103-08       5.873       5.871         5.867      5.861          5.855         5.849
    103-16       5.838       5.836         5.831      5.826          5.819         5.812

Ave Life         9.247       9.195         9.097      8.975          8.843         8.704
Ave Cashflow     7.562       7.526         7.460      7.380          7.293         7.202
Mod Dur          6.846       6.816         6.759      6.687          6.608         6.524
Window        2/08-9/08  11/06-9/08    12/05-9/08  5/05-9/08     11/04-9/08    7/04-9/08
Sprd/Avl      122.9/av   122.9/av      122.9/av    122.9/av      122.9/av      122.9/av
Sprd/AvCf     126.7/av   126.7/av      126.7/av    126.6/av      126.4/av      126.3/av
Sprd/Tsy      123.5/9.0  123.4/9.0     123.1/9.0   122.9/9.0     122.6/9.0     123.4/8.5
Bond Loss          0.00        0.00          0.00       0.00          0.00          0.00
Coll Loss          0.00 26745068.60   52077330.76 76060606.32  98756268.89  120223331.83

DEF1 : 1% CDR after 24 mo, 65% recovery, 12 mos. lag
DEF2 : 2% CDR after 24 mo, 65% recovery, 12 mos. lag
DEF3 : 3% CDR after 24 mo, 65% recovery, 12 mos. lag
DEF4 : 4% CDR after 24 mo, 65% recovery, 12 mos. lag
DEF5 : 5% CDR after 24 mo, 65% recovery, 12 mos. lag

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such material. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. The material does not include all relevant information relating to the Securities described therein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary, supersedes any information previously provided, and it is anticipated that it will change further. Any information contained herein will be more fully described in and will be fully superseded by the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities, or perform for or solicit investment banking services from, any company mentioned herein.

                 Deutsche Bank Securities CMO Model
                        Price / Yield Report

Bond Id            : COMM99-1_DEF A3
Bond Name          : B (AA/Aa2 26.25%)
Original Balance   : 62,278,000.00         Current Balance    : 62,278,000.00
Original Coupon    : 6.412000 %            Current Coupon     : 6.412000
Deal Description   : COMM 99-1 (RED)
Orig. Cutoff Date  : 3/1/99                Dated Date         : 3/1/99
Settlement Date    : 3/16/99               First Payment Date : 4/15/99
Prepay Method      : CPR
Scenario           : Lockout only

Market Levels      : TSY03M TSY06M  TSY01Y  TSY02Y  TSY05Y  TSY10Y  TSY30Y   1YRT    1MOT
                   : 4.6280  4.6280  4.6280  4.7730 4.7960  4.9100  5.3460  5.4900  5.9648

Report Generated   : Fri Feb 12 11:18:21 1999

                    0.0          DEF1           DEF2          DEF3          DEF4        DEF5
     99-16        6.534         6.534          6.534         6.534          6.534      6.534
     99-24        6.498         6.498          6.498         6.498          6.498      6.498
    100-00        6.462         6.462          6.462         6.462          6.462      6.462
    100-08        6.427         6.427          6.427         6.427          6.427      6.427
    100-16        6.391         6.391          6.391         6.391          6.391      6.391
    100-24        6.355         6.355          6.355         6.355          6.355      6.355
    101-00        6.320         6.320          6.320         6.320          6.320      6.320
    101-08        6.284         6.284          6.284         6.284          6.284      6.285
    101-16        6.249         6.249          6.249         6.249          6.249      6.249
    101-24        6.214         6.214          6.214         6.214          6.214      6.214
    102-00        6.179         6.179          6.179         6.179          6.179      6.179
    102-08        6.144         6.144          6.144         6.144          6.144      6.144
    102-16        6.109         6.109          6.109         6.109          6.109      6.109
    102-24        6.074         6.074          6.074         6.075          6.075      6.075
    103-00        6.040         6.040          6.040         6.040          6.040      6.040
    103-08        6.005         6.005          6.005         6.005          6.005      6.006
    103-16        5.971         5.971          5.971         5.971          5.971      5.971

Ave Life          9.554         9.557          9.559         9.562          9.564      9.566
Ave Cashflow      7.754         7.756          7.758         7.760          7.761      7.763
Mod Dur           6.974         6.975          6.976         6.978          6.979      6.980
Window        9/08-10/08    9/08-10/08    9/08-10/08     9/08-10/08    9/08-10/08 9/08-10/08
Sprd/Avl      134.9/av      134.9/av      134.9/av       134.9/av      134.9/av    134.9/av
Sprd/AvCf     139.0/av      139.0/av      139.0/av       139.0/av      139.0/av    139.0/av
Sprd/Tsy      135.0/9.5     135.0/9.5     135.1/9.5      135.1/9.5     135.1/9.5   135.1/9.5
Bond Loss          0.00           0.00          0.00           0.00          0.00       0.00
Coll Loss          0.00    26745068.60   52077330.76   76060606.32    98756268.89 120223331.83


DEF1 : 1% CDR after 24 mo, 65% recovery, 12 mos. lag
DEF2 : 2% CDR after 24 mo, 65% recovery, 12 mos. lag
DEF3 : 3% CDR after 24 mo, 65% recovery, 12 mos. lag
DEF4 : 4% CDR after 24 mo, 65% recovery, 12 mos. lag
DEF5 : 5% CDR after 24 mo, 65% recovery, 12 mos. lag

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such material. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. The material does not include all relevant information relating to the Securities described therein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary, supersedes any information previously provided, and it is anticipated that it will change further. Any information contained herein will be more fully described in and will be fully superseded by the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities, or perform for or solicit investment banking services from, any company mentioned herein.

                 Deutsche Bank Securities CMO Model
                        Price / Yield Report

Bond Id            : COMM99-1_DEF A4
Bond Name          : C (AA/Aa3 24.50%)
Original Balance   : 22,944,000.00         Current Balance    : 22,944,000.00
Original Coupon    : 6.452000 %            Current Coupon     : 6.452000 %
Deal Description   : COMM 99-1(RED)
Orig. Cutoff Date  : 3/1/99                Dated Date         : 3/1/99
Settlement Date    : 3/16/99               First Payment Date : 4/15/99
Prepay Method      : CPR
Scenario           : Lockout only

Market Levels      : TSY03M  TSY06M TSY01Y  TSY02Y  TSY05Y  TSY10Y  TSY30Y   1YRT    1MOT
                   : 4.6280  4.6280 4.6280  4.7730  4.7960  4.9100  5.3460 5.4900  5.9648

Report Generated   : Fri Feb 12 11:18:22 1999

                    0.0       DEF1        DEF2       DEF3       DEF4        DEF5
     99-16        6.575      6.575       6.575      6.575       6.575      6.575
     99-24        6.539      6.539       6.539      6.539       6.539      6.539
    100-00        6.503      6.503       6.503      6.503       6.503      6.503
    100-08        6.467      6.467       6.467      6.467       6.467      6.467
    100-16        6.432      6.432       6.432      6.432       6.432      6.432
    100-24        6.396      6.396       6.396      6.396       6.396      6.396
    101-00        6.361      6.361       6.361      6.361       6.361      6.361
    101-08        6.325      6.325       6.325      6.325       6.325      6.325
    101-16        6.290      6.290       6.290      6.290       6.290      6.290
    101-24        6.255      6.255       6.255      6.255       6.255      6.255
    102-00        6.220      6.220       6.220      6.220       6.220      6.220
    102-08        6.185      6.185       6.185      6.185       6.185      6.185
    102-16        6.150      6.150       6.150      6.150       6.150      6.150
    102-24        6.115      6.115       6.115      6.115       6.115      6.115
    103-00        6.081      6.081       6.081      6.081       6.081      6.081
    103-08        6.046      6.046       6.046      6.046       6.046      6.046
    103-16        6.012      6.012       6.012      6.012       6.012      6.012

Ave Life          9.581      9.581       9.581      9.581       9.581      9.581
Ave Cashflow      7.766      7.766       7.766      7.766       7.766      7.766
Mod Dur           6.975      6.975       6.975      6.975       6.975      6.975
Window       10/08-10/08 10/08-10/08 10/08-10/08 10/08-10/08 10/08-10/08 10/08-10/08
Sprd/Avl       139.0/av   139.0/av   139.0/av    139.0/av    139.0/av   139.0/av
Sprd/AvCf      143.1/av   143.1/av   143.1/av    143.1/av    143.1/av   143.1/av
Sprd/Tsy      139.1/9.5  139.1/9.5  139.1/9.5   139.1/9.5   139.1/9.5  139.1/9.5
Bond Loss          0.00       0.00       0.00       0.00         0.00       0.00
Coll Loss          0.00 26745068.60 52077330.76 76060606.32 98756268.89 120223331.83

DEF1 :  1% CDR after 24 mo, 65% recovery, 12 mos. lag
DEF2 :  2% CDR after 24 mo, 65% recovery, 12 mos. lag
DEF3 :  3% CDR after 24 mo, 65% recovery, 12 mos. lag
DEF4 :  4% CDR after 24 mo, 65% recovery, 12 mos. lag
DEF5 :  5% CDR after 24 mo, 65% recovery, 12 mos. lag

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such material. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. The material does not include all relevant information relating to the Securities described therein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary, supersedes any information previously provided, and it is anticipated that it will change further. Any information contained herein will be more fully described in and will be fully superseded by the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities, or perform for or solicit investment banking services from, any company mentioned herein.

                 Deutsche Bank Securities CMO Model
                       Price / Yield Report

Bond Id            : COMM99-1_DEF A5
Bond Name          : D (A/A 19.75%)
Original Balance   : 62,278,000.00      Current Balance    : 62,278,000.00
Original Coupon    : 6.709000%          Current Coupon     : 6.709000 %
Deal Description   : COMM 99-1 (RED)
Orig. Cutoff Date  : 3/1/99             Dated Date         : 3/1/99
Settlement Date    : 3/16/99            First Payment Date : 4/15/99
Prepay Method      : CPR
Scenario           : Lockout only

Market Levels      : TSY03M TSY06M  TSY01Y  TSY02Y  TSY05Y  TSY10Y  TSY30Y   1YRT   1MOT
                   : 4.6280 4.6280  4.6280  4.7730  4.7960  4.9100  5.3460 5.4900 5.9648

Report Generated   : Fri Feb 12 11:18:22 1999

                    0.0       DEF1        DEF2       DEF3       DEF4        DEF5
     99-16        6.838      6.838       6.838      6.838      6.838       6.838
     99-24        6.802      6.802       6.802      6.802      6.802       6.802
    100-00        6.765      6.765       6.765      6.765      6.765       6.765
    100-08        6.729      6.729       6.729      6.729      6.729       6.729
    100-16        6.693      6.693       6.693      6.693      6.693       6.693
    100-24        6.657      6.657       6.657      6.657      6.657       6.657
    101-00        6.621      6.621       6.621      6.621      6.621       6.621
    101-08        6.585      6.585       6.585      6.585      6.585       6.585
    101-16        6.550      6.550       6.550      6.550      6.550       6.550
    101-24        6.514      6.514       6.514      6.514      6.514       6.514
    102-00        6.479      6.479       6.479      6.479      6.479       6.479
    102-08        6.443      6.443       6.443      6.443      6.443       6.443
    102-16        6.408      6.408       6.408      6.408      6.408       6.408
    102-24        6.373      6.373       6.373      6.373      6.373       6.373
    103-00        6.338      6.338       6.338      6.338      6.338       6.338
    103-08        6.303      6.303       6.303      6.303      6.303       6.303
    103-16        6.268      6.268       6.268      6.268      6.268       6.268

Ave Life          9.581      9.581       9.581      9.581      9.581       9.581
Ave Cashflow      7.722      7.722       7.722      7.722      7.722       7.722
Mod Dur           6.891      6.891       6.891      6.891      6.891       6.891
Window      10/08-10/08 10/08-10/08 10/08-10/08 10/08-10/08 10/08-10/08 10/08-10/08
Sprd/Avl      164.9/av    164.9/av   164.9/av   164.9/av    164.9/av   164.9/av
Sprd/AvCf     169.2/av    169.2/av   169.2/av   169.2/av    169.2/av   169.2/av
Sprd/Tsy     165.1/9.5   165.1/9.5  165.1/9.5  165.1/9.5   165.1/9.5  165.1/9.5
Bond Loss       0.00        0.00       0.00       0.00        0.00       0.00
Coll Loss       0.00  26745068.60 52077330.76  76060606.32 98756268.89 120223331.83

DEF1 : 1% CDR after 24 mo, 65% recovery, 12 mos. lag
DEF2 : 2% CDR after 24 mo, 65% recovery, 12 mos. lag
DEF3 : 3% CDR after 24 mo, 65% recovery, 12 mos. lag
DEF4 : 4% CDR after 24 mo, 65% recovery, 12 mos. lag
DEF5 : 5% CDR after 24 mo, 65% recovery, 12 mos. lag

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such material. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. The material does not include all relevant information relating to the Securities described therein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary, supersedes any information previously provided, and it is anticipated that it will change further. Any information contained herein will be more fully described in and will be fully superseded by the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities, or perform for or solicit investment banking services from, any company mentioned herein.

                 Deutsche Bank Securities CMO Model
                        Price / Yield Report

Bond Id            : COMM99-1_DEF A6
Bond Type          : WAC
Bond Name          : E (BBB/Baa2 13.5%)
Original Balance   : 81,945,000.00          Current Balance    : 81,945,000.00
Original Coupon    : 7.238434 %             Current Coupon     : 7.238434%
Deal Description   : COMM 99-1 (RED)
Orig. Cutoff Date  : 3/1/99                 Dated Date         : 3/1/99
Settlement Date    : 3/16/99                First Payment Date : 4/15/99
Prepay Method      : CPR
Scenario           : Lockout only

Market Levels      : TSY03M TSY06M  TSY01Y  TSY02Y  TSY05Y  TSY10Y  TSY30Y   1YRT    1MOT
                   : 4.6280 4.6280  4.6280  4.7730  4.7960  4.9100  5.3460 5.4900  5.9648

Report Generated   : Fri Feb 12 11:18:23 1999

                    0.0          DEF1        DEF2          DEF3          DEF4           DEF5
      95-29       7.852         7.852       7.852         7.852         7.852          7.851
      96-05       7.813         7.813       7.813         7.813         7.813          7.812
      96-13       7.774         7.774       7.774         7.774         7.774          7.774
      96-21       7.735         7.735       7.735         7.735         7.735          7.735
      96-29       7.697         7.697       7.697         7.697         7.696          7.696
      97-05       7.658         7.658       7.658         7.658         7.658          7.658
      97-13       7.620         7.620       7.620         7.620         7.620          7.620
      97-21       7.581         7.581       7.581         7.581         7.581          7.581
      97-29       7.543         7.543       7.543         7.543         7.543          7.543
      98-05       7.505         7.505       7.505         7.505         7.505          7.505
      98-13       7.467         7.467       7.467         7.467         7.468          7.468
      98-21       7.429         7.429       7.429         7.430         7.430          7.430
      98-29       7.392         7.392       7.392         7.392         7.392          7.392
      99-05       7.354         7.354       7.354         7.354         7.355          7.355
      99-13       7.317         7.317       7.317         7.317         7.317          7.318
      99-21       7.279         7.279       7.279         7.280         7.280          7.280
      99-29       7.242         7.242       7.242         7.243         7.243          7.243

Ave Life          9.581         9.581       9.585         9.600         9.615          9.629
Ave Cashflow      7.647         7.647       7.650         7.660         7.670          7.680
Mod Dur           6.677         6.677       6.679         6.686         6.694          6.700
Window      10/08-10/08    10/08-10/08 10/08-11/08    10/08-11/08   10/08-11/08   10/08-11/08
Sprd/Avl       264.3/av      264.3/av   264.3/av      264.2/av       264.2/av      264.2/av
Sprd/AvCf      268.7/av      268.7/av   268.7/av      268.7/av       268.6/av      268.6/av
Sprd/Tsy      264.5/9.5     264.5/9.5  264.5/9.5     264.5/9.5      264.5/9.5     264.5/9.5
Bond Loss          0.00          0.00        0.00          0.00         0.00       0.00
Coll Loss          0.00   26745068.60 52077330.76    76060606.32    98756268.89    120223331.83

DEF1 : 1% CDR after 24 mo, 65% recovery, 12 mos. lag
DEF2 : 2% CDR after 24 mo, 65% recovery, 12 mos. lag
DEF3 : 3% CDR after 24 mo, 65% recovery, 12 mos. lag
DEF4 : 4% CDR after 24 mo, 65% recovery, 12 mos. lag
DEF5 : 5% CDR after 24 mo, 65% recovery, 12 mos. lag

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such material. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. The material does not include all relevant information relating to the Securities described therein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary, supersedes any information previously provided, and it is anticipated that it will change further. Any information contained herein will be more fully described in and will be fully superseded by the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities, or perform for or solicit investment banking services from, any company mentioned herein.

                 Deutsche Bank Securities CMO Model
                        Price / Yield Report

Bond Id            : COMM99-1_DEF A7
Bond Type          : WAC
Bond Name          : F (BBB-/Baa3 12.00%)
Original Balance   : 19,667,000.00      Current Balance    : 19,667,000.00
Original Coupon    : 7.238434 %         Current Coupon     : 7.238434 %
Deal Description   : COMM 99-1 (RED)
Orig. Cutoff Date  : 3/1/99             Dated Date         : 3/1/99
Settlement Date    : 3/16/99            First Payment Date : 4/15/99
Prepay Method      : CPR
Scenario           : Lockout only

Market Levels      : TSY03M  TSY06M TSY01Y  TSY02Y  TSY05Y  TSY10Y  TSY30Y   1YRT    1MOT
                   : 4.6280 4.6280  4.6280  4.7730  4.7960  4.9100  5.3460 5.4900  5.9648

Report Generated   : Fri Feb 12 11:18:24 1999

                    0.0            DEF1            DEF2        DEF3            DEF4            DEF5
     89-20       8.880            8.877           8.873      8.873            8.873           8.865
     89-28       8.838            8.835           8.830      8.830            8.830           8.823
     90-04       8.795            8.792           8.788      8.788            8.788           8.781
     90-12       8.753            8.750           8.746      8.746            8.746           8.739
     90-20       8.710            8.708           8.704      8.704            8.704           8.697
     90-28       8.668            8.666           8.662      8.662            8.662           8.655
     91-04       8.626            8.624           8.620      8.620            8.620           8.614
     91-12       8.585            8.582           8.579      8.579            8.579           8.573
     91-20       8.543            8.541           8.537      8.537            8.537           8.531
     91-28       8.502            8.499           8.496      8.496            8.496           8.490
     92-04       8.460            8.458           8.455      8.455            8.455           8.450
     92-12       8.419            8.417           8.414      8.414            8.414           8.409
     92-20       8.378            8.376           8.373      8.373            8.373           8.368
     92-28       8.337            8.335           8.333      8.333            8.333           8.328
     93-04       8.296            8.295           8.292      8.292            8.292           8.288
     93-12       8.256            8.254           8.252      8.252            8.252           8.247
     93-20       8.215            8.214           8.212      8.212            8.211           8.207

Ave Life          9.581           9.614            9.664      9.664            9.666           9.739
Ave Cashflow      7.647           7.670            7.703      7.703            7.705           7.755
Mod Dur           6.544           6.560            6.583      6.583            6.584           6.618
Window       10/08-10/08     10/08-11/08     11/08-11/08 11/08-11/08     11/08-12/08     11/08-12/08
Sprd/Avl      364.3/av        364.0/av        363.5/av    363.5/av        363.5/av        362.7/av
Sprd/AvCf     368.7/av        368.4/av        368.0/av    368.0/av        368.0/av        367.3/av
Sprd/Tsy      364.4/9.5       364.2/9.5       363.9/9.5   363.9/9.5       363.9/9.5       363.3/9.5
Bond Loss          0.00             0.00            0.00        0.00            0.00            0.00
Coll Loss          0.00      26745068.60     52077330.76 76060606.32     98756268.89    120223331.83


DEF1 : 1% CDR after 24 mo, 65% recovery, 12 mos. lag
DEF2 : 2% CDR after 24 mo, 65% recovery, 12 mos. lag
DEF3 : 3% CDR after 24 mo, 65% recovery, 12 mos. lag
DEF4 : 4% CDR after 24 mo, 65% recovery, 12 mos. lag
DEF5 : 5% CDR after 24 mo, 65% recovery, 12 mos. lag


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such material. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. The material does not include all relevant information relating to the Securities described therein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary, supersedes any information previously provided, and it is anticipated that it will change further. Any information contained herein will be more fully described in and will be fully superseded by the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities, or perform for or solicit investment banking services from, any company mentioned herein.

                  Deutsche Bank Securities CMO Model
                        Price / Yield Report

Bond Id            : COMM 99-1_DEF X
Bond Type          : WACIO
Bond Name          : X (AAA/AAA IO)
Original Balance   : 1,311,125,920.05   Current Balance    : 1,311,125,920.05
Original Coupon    : 0.933146 %         Current Coupon     : 0.933146 %
Deal Description   : COMM 99-1 (RED)
Orig. Cutoff Date  : 3/1/99             Dated Date         : 3/1/99
Settlement Date    : 3/16/99            First Payment Date : 4/15/99
Prepay Method      : CPR
Scenario           : Lockout only

Market Levels      : TSY03M TSY06M  TSY01Y  TSY02Y  TSY05Y  TSY10Y  TSY30Y   1YRT    1MOT
                   :  4.6280 4.6280  4.6280  4.7730  4.7960  4.9100  5.3460 5.4900  5.9648

Report Generated   : Fri Feb 12 11:41:51 1999

                    0.0            DEF1             DEF2            DEF3            DEF4             DEF5
       4-15      12.374          11.796          11.233           10.678          10.128            9.574
       4-17      11.983          11.403          10.838           10.281           9.728            9.173
       4-19      11.600          11.019          10.452            9.893           9.338            8.780
       4-21      11.226          10.643          10.074            9.513           8.957            8.396
       4-23      10.860          10.275           9.704            9.142           8.583            8.021
       4-25      10.502           9.915           9.342            8.778           8.218            7.653
       4-27      10.151           9.562           8.988            8.422           7.860            7.293
       4-29       9.807           9.216           8.641            8.073           7.509            6.941
       4-31       9.470           8.878           8.300            7.731           7.165            6.595
       5-01       9.140           8.546           7.967            7.396           6.829            6.257
       5-03       8.816           8.220           7.640            7.068           6.498            5.925
       5-05       8.498           7.901           7.319            6.745           6.175            5.599
       5-07       8.186           7.588           7.005            6.429           5.857            5.280
       5-09       7.881           7.281           6.696            6.119           5.545            4.966
       5-11       7.580           6.979           6.393            5.815           5.239            4.659
       5-13       7.285           6.683           6.095            5.516           4.939            4.357
       5-15       6.996           6.392           5.803            5.222           4.644            4.060

Ave Life          8.826           8.644            8.469           8 299            8.135           7.976
Ave Cashflow      4.619           4.538            4.460           4.383            4.306           4.228
Mod Dur           3.741           3.723            3.706           3.688            3.669           3.650
Window        4/99-11/18      4/99-11/18      4/99-11/18       4/99-11/18      4/99-11/18      4/99-11/18
Sprd/Avl      458.7/av        399.9/av        342.5/av         286.0/av        229.8/av        173.1/av
Sprd/AvCf     467.7/av        408.5/av        350.8/av         294.0/av        237.5/av        180.5/av
Sprd/Tsy      458.3/9.0       400.2/8.5       342.5/8.5        285.5/8.5       230.1/8.0       173.1/8.0
Bond Loss          0.00            0.00            0.00            0.00             0.00            0.00
Coll Loss          0.00     26745068.60     52077330.76     76060606.32      98756268.89    120223331.83

DEF1 : 1% CDR after 24 mo, 65% recovery, 12 mos. lag
DEF2 : 2% CDR after 24 mo, 65% recovery, 12 mos. lag
DEF3 : 3% CDR after 24 mo, 65% recovery, 12 mos. lag
DEF4 : 4% CDR after 24 mo, 65% recovery, 12 mos. lag
DEF5 : 5% CDR after 24 mo, 65% recovery, 12 mos. lag


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such material. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. The material does not include all relevant information relating to the Securities described therein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary, supersedes any information previously provided, and it is anticipated that it will change further. Any information contained herein will be more fully described in and will be fully superseded by the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities, or perform for or solicit investment banking services from, any company mentioned herein.

                       Deutsche Bank Securities CMO Model
                              Price / Yield Report

Bond Id             : COMM 99-1JP X
Bond Type           :  WACIO
Bond Name           : X (AAA/AAA IO)
Original Balance    : 1,311,153,572.99                  Current Balance     : 1,311,153,572.99
Original Coupon     : 0.844112  %                       Current Coupon      : 0.844112  %
Deal Description    : COMM 99-1 (PRICE) TO CALL
Orig. Cutoff Date   : 3/1/99                            Dated Date          : 3/1/99
Settlement Date     : 3/16/99                           First Payment Date  : 4/15/99
Prepay Method       : CPR
Scenario            : Lockout YM only

Market Levels       : TSY03M   TSY06M   TSY01Y   TSY02Y   TSY05Y   TSY10Y   TSY30Y     1YRT     1MOT
                    : 4.6800   4.6800   4.6800   4.8810   5.0330   5.0970   5.4280   5.4900   5.9648

Report Generated    : Fri Feb 26 19:40:11 1999

                       0.0          100.0          DEF3P           DEF5P           DEF7P

    3.973000        12.776         12.512         10.817           9.565           8.275
    4.035500        12.334         12.066         10.366           9.108           7.811
    4.098000        11.903         11.631          9.926           8.662           7.358
    4.160500        11.482         11.207          9.496           8.227           6.917
    4.223000        11.072         10.793          9.077           7.803           6.486
    4.285500        10.670         10.389          8.668           7.388           6.065
    4.348000        10.279          9.994          8.268           6.983           5.654
    4.410500         9.896          9.607          7.877           6.588           5.252
*   4.473000         9.521          9.230          7.495           6.201           4.860
    4.535500         9.155          8.860          7.121           5.822           4.476
    4.598000         8.796          8.498          6.755           5.452           4.100
    4.660500         8.445          8.144          6.397           5.089           3.732
    4.723000         8.101          7.798          6.046           4.735           3.372
    4.785500         7.765          7.458          5.703           4.387           3.019
    4.848000         7.435          7.125          5.366           4.046           2.674
    4.910500         7.112          6.799          5.037           3.713           2.335
    4.973000         6.794          6.479          4.713           3.385           2.003

Ave Life             8.801          8.637          8.264           7.947           7.649
Ave Cashflow         4.609          4.528          4.316           4.145           3.964
Mod Dur              3.743          3.711          3.668           3.623           3.570
Window           4/99-2/11      4/99-2/11      4/99-1/09       4/99-1/09       4/99-1/09
Sprd/Avl        443.9/av       415.0/av       242.0/av        113.0/av        -20.7/av
Sprd/AvCf       450.8/av       422.0/av       249.6/av        121.1/av        -12.1/av
Sprd/Tsy        443.7/9.0      415.2/8.5      241.7/8.5       112.9/8.0       -20.5/7.5
Bond Loss             0.00           0.00           0.00            0.00            0.00
Coll Loss             0.00           0.00    76064355.78    120229199.42    159704116.54

DEF3P        : 3% CDR after 24 mo, 65% recovery, 12 mos. lag
DEF5P        : 5% CDR after 24 mo, 65% recovery, 12 mos. lag
DEF7P        : 7% CDR after 24 mo, 65% recovery, 12 mos. lag


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such material. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. The material does not include all relevant information relating to the Securities described therein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary, supersedes any information previously provided, and it is anticipated that it will change further. Any information contained herein will be more fully described in and will be fully superseded by the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities, or perform for or solicit investment banking services from, any company mentioned herein.

                       Deutsche Bank Securities CMO Model
                              Price / Yield Report

Bond Id             : COMM 99-1JP X
Bond Type           :  WACIO
Bond Name           : X (AAA/AAA IO)
Original Balance    : 1,311,153,572.99                    Current Balance     : 1,311,153,572.99
Original Coupon     : 0.844112  %                         Current Coupon      : 0.844112  %
Deal Description    : COMM 99-1 (PRICE) TO CALL
Orig. Cutoff Date   : 3/1/99                              Dated Date          : 3/1/99
Settlement Date     : 3/16/99                             First Payment Date  : 4/15/99
Prepay Method       : CPR
Scenario            : Lockout YM and penalty > 3.0%

Market Levels       : TSY03M   TSY06M   TSY01Y   TSY02Y   TSY05Y   TSY10Y   TSY30Y     1YRT     1MOT
                    : 4.6800   4.6800   4.6800   4.8810   5.0330   5.0970   5.4280   5.4900   5.9648

Report Generated    : Fri Feb 26 19:33:01 1999

                       0.0         DEF1JP         DEF2JP         DEF3JP         DEF4JP         DEF5JP         DEF6JP

    3.973000        12.776         12.688         10.915         10.037          9.157          8.264          7.353
    4.035500        12.334         12.246         10.468          9.589          8.707          7.812          6.898
    4.098000        11.903         11.814         10.032          9.151          8.268          7.371          6.454
    4.160500        11.482         11.393          9.607          8.725          7.840          6.940          6.021
    4.223000        11.072         10.982          9.192          8.308          7.421          6.520          5.599
    4.285500        10.670         10.581          8.787          7.901          7.013          6.110          5.187
    4.348000        10.279         10.188          8.391          7.504          6.614          5.709          4.784
    4.410500         9.896          9.805          8.004          7.116          6.224          5.318          4.390
*   4.473000         9.521          9.430          7.625          6.736          5.843          4.935          4.005
    4.535500         9.155          9.063          7.255          6.365          5.471          4.561          3.629
    4.598000         8.796          8.704          6.893          6.002          5.106          4.194          3.261
    4.660500         8.445          8.353          6.539          5.646          4.749          3.836          2.901
    4.723000         8.101          8.009          6.192          5.298          4.400          3.485          2.548
    4.785500         7.765          7.672          5.852          4.957          4.057          3.141          2.202
    4.848000         7.435          7.341          5.518          4.622          3.722          2.804          1.864
    4.910500         7.112          7.017          5.192          4.295          3.393          2.474          1.532
    4.973000         6.794          6.700          4.872          3.974          3.071          2.151          1.207

Ave Life             8.801          8.783          8.301          8.075          7.858          7.650          7.450
Ave Cashflow         4.609          4.588          4.378          4.282          4.185          4.085          3.981
Mod Dur              3.743          3.739          3.705          3.693          3.679          3.662          3.643
Window           4/99-2/11      4/99-3/10      4/99-1/09      4/99-1/09      4/99-1/09      4/99-1/09      4/99-1/09
Sprd/Avl        443.9/av       434.8/av       255.0/av       166.4/av        77.4/av       -13.2/av      -105.9/av
Sprd/AvCf       450.8/av       441.8/av       262.4/av       174.0/av        85.2/av        -5.2/av       -97.6/av
Sprd/Tsy        443.7/9.0      434.6/9.0      254.8/8.5      166.5/8.0       77.2/8.0      -13.0/7.5     -106.0/7.5
Bond Loss             0.00           0.00           0.00           0.00           0.00           0.00           0.00
Coll Loss             0.00      442376.10    52062637.87    75660230.13    97754651.75   118430037.78   137766459.72

DEF1JP       : 1% CDR after 11 mo, 70% recovery, 12 mos. lag
DEF2JP       : 2% CDR after 11 mo, 70% recovery, 12 mos. lag
DEF3JP       : 3% CDR after 11 mo, 70% recovery, 12 mos. lag
DEF4JP       : 4% CDR after 11 mo, 70% recovery, 12 mos. lag
DEF5JP       : 5% CDR after 11 mo, 70% recovery, 12 mos. lag
DEF6JP       : 6% CDR after 11 mo, 70% recovery, 12 mos. lag


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such material. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. The material does not include all relevant information relating to the Securities described therein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary, supersedes any information previously provided, and it is anticipated that it will change further. Any information contained herein will be more fully described in and will be fully superseded by the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities, or perform for or solicit investment banking services from, any company mentioned herein.

                       Deutsche Bank Securities CMO Model
                              Price / Yield Report


Bond Id             : COMM 99-1JP X
Bond Type           : WACIO
Bond Name           : X (AAA/AAA IO)
Original Balance    : 1,311,153,572.99                     Current Balance     : 1,311,153,572.99
Original Coupon     : 0.844112  %                          Current Coupon      : 0.844112  %
Deal Description    : COMM 99-1 (PRICE) TO CALL
Orig. Cutoff Date   : 3/1/99                               Dated Date          : 3/1/99
Settlement Date     : 3/16/99                              First Payment Date  : 4/15/99
Prepay Method       : CPR
Scenario            : Lockout YM only

Market Levels       : TSY03M   TSY06M   TSY01Y   TSY02Y   TSY05Y   TSY10Y   TSY30Y     1YRT     1MOT
                    : 4.6800   4.6800   4.6800   4.8810   5.0330   5.0970   5.4280   5.4900   5.9648

Report Generated    : Fri Feb 26 19:40:11 1999

                       0.0          100.0          DEF3P           DEF5P           DEF7P

    3.973000        12.776         12.512         10.817           9.565           8.275
    4.035500        12.334         12.066         10.366           9.108           7.811
    4.098000        11.903         11.631          9.926           8.662           7.358
    4.160500        11.482         11.207          9.496           8.227           6.917
    4.223000        11.072         10.793          9.077           7.803           6.486
    4.285500        10.670         10.389          8.668           7.388           6.065
    4.348000        10.279          9.994          8.268           6.983           5.654
    4.410500         9.896          9.607          7.877           6.588           5.252
*   4.473000         9.521          9.230          7.495           6.201           4.860
    4.535500         9.155          8.860          7.121           5.822           4.476
    4.598000         8.796          8.498          6.755           5.452           4.100
    4.660500         8.445          8.144          6.397           5.089           3.732
    4.723000         8.101          7.798          6.046           4.735           3.372
    4.785500         7.765          7.458          5.703           4.387           3.019
    4.848000         7.435          7.125          5.366           4.046           2.674
    4.910500         7.112          6.799          5.037           3.713           2.335
    4.973000         6.794          6.479          4.713           3.385           2.003

Ave Life             8.801          8.637          8.264           7.947           7.649
Ave Cashflow         4.609          4.528          4.316           4.145           3.964
Mod Dur              3.743          3.711          3.668           3.623           3.570
Window           4/99-2/11      4/99-2/11      4/99-1/09       4/99-1/09       4/99-1/09
Sprd/Avl        443.9/av      4 15.0/av       242.0/av        113.0/av        -20.7/av
Sprd/AvCf       450.8/av      4 22.0/av       249.6/av        121.1/av        -12.1/av
Sprd/Tsy        443.7/9.0     4 15.2/8.5      241.7/8.5       112.9/8.0       -20.5/7.5
Bond Loss             0.00           0.00           0.00            0.00            0.00
Coll Loss             0.00           0.00    76064355.78    120229199.42    159704116.54

DEF3P         : 3% CDR after 24 mo, 65% recovery, 12 mos. lag
DEF5P         : 5% CDR after 24 mo, 65% recovery, 12 mos. lag
DEF7P         : 7% CDR after 24 mo, 65% recovery, 12 mos. lag


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such material. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. The material does not include all relevant information relating to the Securities described therein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary, supersedes any information previously provided, and it is anticipated that it will change further. Any information contained herein will be more fully described in and will be fully superseded by the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities, or perform for or solicit investment banking services from, any company mentioned herein.

                       Deutsche Bank Securities CMO Model
                              Price / Yield Report

Bond Id             : COMM 99-1 X
Bond Type           :  WACIO
Bond Name           : X (AAA/AAA IO)
Original Balance    : 1,311,153,572.99                     Current Balance     : 1,311,153,572.99
Original Coupon     : 0.844112  %                          Current Coupon      : 0.844112  %
Deal Description    : COMM 99-1 (PRICE) TO CALL
Orig. Cutoff Date   : 3/1/99                               Dated Date          : 3/1/99
Settlement Date     : 3/16/99                              First Payment Date  : 4/15/99
Prepay Method       : CPR
Scenario            : Lockout YM and penalty > 3.0%

Market Levels       : TSY03M   TSY06M   TSY01Y   TSY02Y   TSY05Y   TSY10Y   TSY30Y     1YRT     1MOT
                    : 4.6800   4.6800   4.6800   4.8810   5.0330   5.0970   5.4280   5.4900   5.9648

Report Generated    : Fri Feb 26 19:27:19 1999

                        0.0           DEF1           DEF2           DEF3           DEF4           DEF5

    3.973000         12.776         12.098         11.438         10.817         10.196          9.565
    4.035500         12.334         11.653         10.990         10.366          9.742          9.108
    4.098000         11.903         11.218         10.552          9.926          9.299          8.662
    4.160500         11.482         10.794         10.125          9.496          8.867          8.227
    4.223000         11.072         10.380          9.708          9.077          8.445          7.803
    4.285500         10.670          9.976          9.301          8.668          8.033          7.388
    4.348000         10.279          9.581          8.903          8.268          7.631          6.983
    4.410500          9.896          9.195          8.515          7.877          7.238          6.588
*   4.473000          9.521          8.818          8.135          7.495          6.853          6.201
    4.535500          9.155          8.448          7.763          7.121          6.477          5.822
    4.598000          8.796          8.087          7.399          6.755          6.109          5.452
    4.660500          8.445          7.733          7.043          6.397          5.749          5.089
    4.723000          8.101          7.387          6.694          6.046          5.396          4.735
    4.785500          7.765          7.048          6.353          5.703          5.051          4.387
    4.848000          7.435          6.715          6.018          5.366          4.713          4.046
    4.910500          7.112          6.389          5.690          5.037          4.381          3.713
    4.973000          6.794          6.070          5.368          4.713          4.056          3.385

Ave Life              8.801          8.610          8.430          8.264          8.103          7.947
Ave Cashflow          4.609          4.499          4.400          4.316          4.232          4.145
Mod Dur               3.743          3.714          3.688          3.668          3.647          3.623
Window            4/99-2/11     4/99-11/09      4/99-1/09      4/99-1/09      4/99-1/09      4/99-1/09
Sprd/Avl         443.9/av       373.8/av       305.8/av       242.0/av       178.0/av       113.0/av
Sprd/AvCf        450.8/av       381.0/av       313.2/av       249.6/av       185.9/av       121.1/av
Sprd/Tsy         443.7/9.0      374.0/8.5      305.7/8.5      241.7/8.5      178.2/8.0      112.9/8.0
Bond Loss              0.00           0.00           0.00           0.00           0.00           0.00
Coll Loss              0.00    26746399.89    52079910.55    76064355.78    98761113.05   120229199.42

DEF1         : 1% CDR after 24 mo, 65% recovery, 12 mos. lag
DEF2         : 2% CDR after 24 mo, 65% recovery, 12 mos. lag
DEF3         : 3% CDR after 24 mo, 65% recovery, 12 mos. lag
DEF4         : 4% CDR after 24 mo, 65% recovery, 12 mos. lag
DEF5         : 5% CDR after 24 mo, 65% recovery, 12 mos. lag


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such material. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. The material does not include all relevant information relating to the Securities described therein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary, supersedes any information previously provided, and it is anticipated that it will change further. Any information contained herein will be more fully described in and will be fully superseded by the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities, or perform for or solicit investment banking services from, any company mentioned herein.